                                    [GRAPHIC]


                                    [GRAPHIC]



                                    [Graphic]




                                  LOOMIS SAYLES CALIFORNIA TAX-FREE INCOME FUND

                                           LOOMIS SAYLES CORE FIXED INCOME FUND

                                      LOOMIS SAYLES CORE PLUS FIXED INCOME FUND

                                                LOOMIS SAYLES FIXED INCOME FUND

                                   LOOMIS SAYLES INSTITUTIONAL HIGH INCOME FUND
                         (FORMERLY, LOOMIS SAYLES HIGH YIELD FIXED INCOME FUND)

                          LOOMIS SAYLES INTERMEDIATE DURATION FIXED INCOME FUND

                               LOOMIS SAYLES INVESTMENT GRADE FIXED INCOME FUND

                                              LOOMIS SAYLES MID CAP GROWTH FUND

                                                   LOOMIS SAYLES PROVIDENT FUND

                                        LOOMIS SAYLES SMALL COMPANY GROWTH FUND


[LOGO] LOOMIS . SAYLES INVESTMENT TRUST

                SEMI-ANNUAL REPORT

                MARCH 31, 2002

TABLE OF CONTENTS



Letter from the President              1

Fund and Manager Reviews               2

Portfolio of Investments              34

Statements of Assets and Liabilities  85

Statements of Operations              87

Statements of Changes in Net Assets   89

Financial Highlights                  99

Notes to Financial Statements        119

LETTER FROM THE PRESIDENT

[PHOTO OF]        Dear Shareholders,

DANIEL J. FUSS    One year ago, I wrote in this same forum that, "the most
President and     important fundamental--peace in the world--has not
Portfolio Manager changed." What a difference a year makes. In the last six months, investors have grappled with a barrage of
                  unprecedented world events, which both challenged their
                  resolve and strengthened their convictions.
Throughout the period, the financial markets remained volatile, as investorsattempted to digest rapidly changing news from the political, military, andeconomic fronts.

At Loomis Sayles, we have always believed that we can persevere in the mostchallenging market climates by focusing on disciplined investment strategies thathave proven successful over time.

For us, specialized research remains the cornerstone of this disciplined investmentphilosophy. It is a focus that guides us through market rallies and downturns,helping us to build broadly diversified investment portfolios. In the months ahead,the financial markets may remain volatile, as the progress and extent of the U.S.economic recovery is closely scrutinized. Any recovery is bound to proceed with fitsand starts, which will more than likely be mirrored by the financial markets alongthe way.

Looking ahead, we are optimistic about the prospects for U.S. corporate earnings growth in 2002. Certain sectors, especially cyclicals, are poised to recover more quickly than others, in our opinion. The international markets should also benefit from any U.S. recovery. This positive impact will be even greater in emerging markets where economies have a greater sensitivity to increases in demand. In the fixed income market, we see opportunity in corporate bonds around the globe in 2002. This outlook is based primarily on our anticipation that improving profits and stronger balance sheets will reduce downgrade pressure overall.

As always, no matter what the investment climate, we believe maintaining a diversified portfolio is the best way to achieve consistent, attractive investment returns over time. We continue to appreciate the confidence you continue to place in the Loomis Sayles Investment Trust, and we look forward to helping you reach your investment goals.

Sincerely,

/s/ Daniel J. Fuss
Daniel J. Fuss
President
Loomis Sayles Investment Trust

FUND AND MANAGER REVIEW

LOOMIS SAYLES CALIFORNIA TAX-FREE INCOME FUND
--------------------------------------------------------------------------------

PERFORMANCE | The Loomis Sayles California Tax-Free Income Fund attempts to achieve a high level of current income exempt from both federal income tax and California personal income tax, as is consistent with the preservation of capital. For the six-month period ended March 31, 2002, the Fund posted a total return of 0.33%, compared to the 0.11% total return for the Fund's benchmark, the Lehman Brothers 5 Year Municipal Bond Index. The Lipper California Intermediate Municipal Debt Funds Average posted a total return of -0.19% for the same period.

PORTFOLIO REVIEW | Three Federal Reserve Board rate cuts in the fourth quarter of 2001 led to further declines in municipal securities yields, particularly in the one to ten year maturity range. These trends began to unravel in the first quarter of 2002 as the economy appeared headed for recovery. In California, a slower economy and lower tax revenues led to an increase in the number of issues on the state's offering calendar. The growing new-issue supply caused the rich California municipal securities market to weaken and even trade lower than other strong municipal securities market states.

Overall, we maintained relatively short average maturity, average life and duration (a measure of interest rate risk) strategies during the six-month period, which helped temper the Fund's volatility, relative to the benchmark index. We also invested in higher-coupon municipal securities. These actions helped generate a higher income level than the benchmark, but it kept the Fund's appreciation potential to a minimum.

OUTLOOK | We believe the Fund's average maturity and duration strategies position the portfolio for attractive yields and some appreciation potential in the remainder of 2002. We expect the Federal Reserve Board to start raising interest rates by the end of the year. This should cause the yield curve to flatten, as rates on short- and intermediate-term securities move higher and rates on longer-term bonds remain fairly stable. Given this scenario, we expect the majority of the Fund's performance to come from coupon income.

Kent P. Newmark and Robert K. Payne are the portfolio managers for the Loomis Sayles California Tax-Free Income Fund.



                                    [Graphic]
                         Loomis Sayles Investment Trust

                            AVERAGE ANNUAL RETURNS-PERIODS ENDED MARCH 31, 2002

---------------------------------------------------------------------------------
                                                                        SINCE
                                    6 MONTHS* 1 YEAR 3 YEARS 5 YEARS INCEPTION(a)
---------------------------------------------------------------------------------
LOOMIS SAYLES CALIFORNIA TAX-FREE
INCOME FUND                            0.33%   2.88%  3.46%   4.91%      4.91%
Lipper California Intermediate
 Municipal Debt Funds Index(b)        -0.07%   3.23%  4.09%   5.24%      5.15%
Lehman Brothers 5 Year Municipal
Bond Index(c)                          0.11%   3.87%  4.68%   5.47%      5.31%

                                      CUMULATIVE PERFORMANCE--6/1/95 TO 3/31/02
                                    [CHART]

                                    Lipper California
                Loomis Sayles          Intermediate         Lehman Brothers
             California Tax-Free      Municipal Debt       5 Year Municipal
                 Income Fund           Funds Index            Bond Index
            -------------------     -----------------      ----------------
06/1/95          $10,000                 $10,000              $10,000
06/30/95           9,930                   9,921               10,017
07/31/95          10,048                  10,027               10,139
08/31/95          10,136                  10,136               10,232
09/30/95          10,189                  10,195               10,257
10/31/95          10,313                  10,313               10,320
11/30/95          10,438                  10,432               10,413
12/31/95          10,493                  10,493               10,467
01/31/96          10,595                  10,595               10,572
02/29/96          10,575                  10,557               10,542
03/31/96          10,466                  10,429               10,468
04/30/96          10,435                  10,422               10,466
05/31/96          10,419                  10,418               10,462
06/30/96          10,516                  10,488               10,524
07/31/96          10,598                  10,594               10,601
08/31/96          10,597                  10,593               10,611
09/30/96          10,687                  10,686               10,698
10/31/96          10,791                  10,795               10,790
11/30/96          10,969                  10,964               10,930
12/31/96          10,929                  10,924               10,909
01/31/97          10,948                  10,944               10,947
02/28/97          11,020                  11,020               11,027
03/31/97          10,920                  10,917               10,906
04/30/97          10,994                  10,971               10,954
05/31/97          11,122                  11,123               11,088
06/30/97          11,220                  11,221               11,173
07/31/97          11,468                  11,478               11,370
08/31/97          11,402                  11,389               11,311
09/30/97          11,501                  11,508               11,412
10/31/97          11,546                  11,539               11,471
11/30/97          11,613                  11,585               11,507
12/31/97          11,722                  11,735               11,605
01/31/98          11,834                  11,841               11,711
02/28/98          11,857                  11,852               11,729
03/31/98          11,857                  11,837               11,740
04/30/98          11,823                  11,765               11,690
05/31/98          11,960                  11,932               11,831
06/30/98          11,994                  11,966               11,871
07/31/98          12,041                  12,003               11,913
08/31/98          12,191                  12,180               12,059
09/30/98          12,342                  12,359               12,183
10/31/98          12,354                  12,344               12,219
11/30/98          12,377                  12,378               12,241
12/31/98          12,401                  12,388               12,283
01/31/99          12,519                  12,531               12,413
02/28/99          12,507                  12,475               12,400
03/31/99          12,531                  12,496               12,411
04/30/99          12,555                  12,508               12,448
05/31/99          12,507                  12,430               12,397
06/30/99          12,375                  12,270               12,257
07/31/99          12,435                  12,332               12,333
08/31/99          12,368                  12,290               12,327
09/30/99          12,411                  12,327               12,372
10/31/99          12,332                  12,227               12,341
11/30/99          12,424                  12,340               12,414
12/31/99          12,351                  12,254               12,373
01/31/00          12,370                  12,258               12,368
02/29/00          12,450                  12,366               12,408
03/31/00          12,606                  12,552               12,521
04/30/00          12,562                  12,472               12,493
05/31/00          12,556                  12,478               12,490
06/30/00          12,764                  12,745               12,719
07/31/00          12,884                  12,884               12,853
08/31/00          12,966                  13,084               12,994
09/30/00          12,985                  13,038               12,969
10/31/00          12,979                  13,120               13,060
11/30/00          13,049                  13,192               13,116
12/31/00          13,184                  13,416               13,328
01/31/01          13,345                  13,572               13,557
02/28/01          13,404                  13,594               13,595
03/31/01          13,488                  13,652               13,706
04/30/01          13,364                  13,457               13,629
05/31/01          13,515                  13,630               13,770
06/30/01          13,587                  13,714               13,841
07/31/01          13,725                  13,873               13,990
08/31/01          13,890                  14,139               14,179
09/30/01          13,830                  14,103               14,221
10/31/01          13,917                  14,253               14,338
11/30/01          13,857                  14,143               14,225
12/31/01          13,790                  14,033               14,155
01/31/02          13,958                  14,242               14,383
02/28/02          14,087                  14,390               14,546
03/31/02          13,877                  14,094               14,236



The Fund's value may be affected by factors pertaining to the California economy and other factors affecting the ability of issuers of California tax-exempt securities to meet their obligations. A portion of the Fund's income may be subject to state taxes and/or the Federal alternative minimum tax.

Note: Past performance is no guarantee of future performance. Total returns assume reinvestment of dividends and capital gains distributions. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data reflects certain fee waivers and reimbursements. Without such waivers, performance would be lower.

(a)Inception date of the Loomis Sayles California Tax-Free Income Fund is June 1, 1995. Shares of the Fund were registered for offer and sale under the Securities Act of 1933 on March 7, 1997. In accordance with SEC regulations, performance information is provided for the period beginning on March 7, 1997 ("Registration"). For the convenience of our long-term shareholders, performance information is also provided for the period beginning on June 1, 1995 ("Inception"). Since Lipper California Intermediate Municipal Debt Funds Index and Lehman Brothers 5 Year Municipal Bond Index performance data is not available coincident with the inception and registration dates, comparative performance is presented from the month end closest to the inception and registration dates (May 31, 1995 and February 28, 1997, respectively).

                            AVERAGE ANNUAL RETURNS-PERIODS ENDED MARCH 31, 2002

---------------------------------------------------------------------------------
                                                                       SINCE
                                 6 MONTHS* 1 YEAR 3 YEARS 5 YEARS REGISTRATION(a)
---------------------------------------------------------------------------------
LOOMIS SAYLES CALIFORNIA
TAX-FREE INCOME FUND                0.33%   2.88%  3.46%   4.91%       4.71%
Lipper California Intermediate
 Municipal Debt Funds Index(b)     -0.07%   3.23%  4.09%   5.24%       4.96%
Lehman Brothers 5 Year
Municipal Bond Index(c)             0.11%   3.87%  4.68%   5.47%       5.15%

                                      CUMULATIVE PERFORMANCE--3/7/97 TO 3/31/02
                               [CHART]


               Loomis Sayles           Lipper California        Lehman Brothers
            California Tax-Free      Intermediate Municipal    5 Year Municipal
               Income Fund              Bond Fund Index          Bond Index
            -------------------      ----------------------    ----------------
  3/7/97          $10,000                    $10,000               $10,000
 4/30/97           10,006                      9,958                 9,933
 5/31/97           10,122                     10,096                10,056
 6/30/97           10,212                     10,185                10,133
 7/31/97           10,437                     10,419                10,311
 8/31/97           10,377                     10,337                10,258
 9/30/97           10,468                     10,445                10,349
10/31/97           10,509                     10,473                10,403
11/30/97           10,569                     10,516                10,435
12/31/97           10,668                     10,651                10,524
 1/31/98           10,771                     10,748                10,621
 2/28/98           10,791                     10,758                10,637
 3/31/98           10,791                     10,744                10,646
 4/30/98           10,760                     10,679                10,602
 5/31/98           10,885                     10,831                10,729
 6/30/98           10,917                     10,862                10,765
 7/31/98           10,959                     10,895                10,803
 8/31/98           11,096                     11,056                10,936
 9/30/98           11,233                     11,218                11,048
10/31/98           11,244                     11,204                11,081
11/30/98           11,265                     11,235                11,101
12/31/98           11,287                     11,244                11,139
 1/31/99           11,394                     11,374                11,256
 2/28/99           11,383                     11,323                11,245
 3/31/99           11,405                     11,342                11,255
 4/30/99           11,427                     11,353                11,288
 5/31/99           11,383                     11,283                11,243
 6/30/99           11,263                     11,137                11,115
 7/31/99           11,318                     11,193                11,184
 8/31/99           11,257                     11,155                11,179
 9/30/99           11,296                     11,189                11,220
10/31/99           11,224                     11,098                11,192
11/30/99           11,307                     11,201                11,258
12/31/99           11,241                     11,123                11,221
 1/31/00           11,258                     11,126                11,216
 2/29/00           11,332                     11,224                11,253
 3/31/00           11,473                     11,393                11,355
 4/30/00           11,433                     11,321                11,329
 5/31/00           11,428                     11,326                11,326
 6/30/00           11,617                     11,568                11,534
 7/31/00           11,726                     11,694                11,656
 8/31/00           11,801                     11,876                11,783
 9/30/00           11,818                     11,834                11,761
10/31/00           11,812                     11,909                11,843
11/30/00           11,877                     11,974                11,894
12/31/00           11,999                     12,177                12,086
 1/31/01           12,146                     12,319                12,295
 2/28/01           12,199                     12,339                12,328
 3/31/01           12,276                     12,392                12,429
 4/30/01           12,163                     12,215                12,360
 5/31/01           12,300                     12,372                12,488
 6/30/01           12,366                     12,448                12,552
 7/31/01           12,492                     12,592                12,687
 8/31/01           12,642                     12,834                12,858
 9/30/01           12,588                     12,801                12,897
10/31/01           12,666                     12,937                13,003
11/30/01           12,612                     12,838                12,900
12/31/01           12,551                     12,738                12,837
 1/31/02           12,704                     12,927                13,044
 2/28/02           12,821                     13,062                13,191
 3/31/02           12,630                     12,793                12,910



(b)The Lipper California Intermediate Municipal Debt Funds Index is an equally weighted unmanaged index of typically the 10 largest funds within the California intermediate municipal debt funds investment objective. Returns are adjusted for the reinvestment of capital gains distributions and income dividends. It is not possible to invest directly in an index. Source: Lipper Inc.
(c)The Lehman Brothers 5 Year Municipal Bond Index is an unmanaged index computed from prices on approximately 6,100 bonds, with a maturity range of 4-6 years, consisting of roughly 23% revenue bonds, 24% general obligation bonds, 41% insured bonds, and 12% prerefunded bonds. The index returns have not been reduced for ongoing management and operating expenses applicable to mutual fund investments. It is not possible to invest directly in an index.
   Source: Lehman Brothers.
* Not annualized.



                                    [Graphic]
                         Loomis Sayles Investment Trust

                     [This Page Intentionally Left Blank]

FUND AND MANAGER REVIEW


LOOMIS SAYLES CORE FIXED INCOME FUND
--------------------------------------------------------------------------------

PERFORMANCE | The Loomis Sayles Core Fixed Income Fund attempts to achieve a high total return through a combination of current income and capital appreciation. For the six-month period ended March 31, 2002, the Fund had a total return of -0.18%, compared to the -0.06% total return for the Fund's benchmark, the Merrill Lynch Domestic Master Index. The Lipper Corporate A-Rated Bond Funds Average posted a total return of -0.52% for the same period.

PORTFOLIO REVIEW | We relied on our credit research to uncover corporate bonds that were improving in credit quality or were undervalued relative to their future prospects. Approximately 50% of the portfolio was invested in corporate bonds, versus 23% for the benchmark index. We expect the economy to recover in 2002 and spark an upturn in the corporate sector. By the end of the period we started to see such a turnaround. Corporate yield spreads tightened, and the high-yield market improved.

The Fund returned -0.18%, roughly in line with its benchmark, the Merrill Lynch Domestic Master Index, which lost 0.06% for the period. A number of influences combined to produce that final result. Three decisions that worked in favor of the portfolio were an overweight to corporates, an overweight to the high yield sector, and keeping duration shorter than the benchmark. For the period, corporates, especially high yield, were top performers. In addition, in a rising rate environment, the shorter duration helped protect the Fund against an erosion of principal. On the other hand, small positions in Conseco, Inc. and Global Crossing Holdings Ltd., which both dramatically underperformed, mitigated the other positive decisions and left the portfolio behind the index for the period.

Despite an overall improvement in corporate spreads, the Enron debacle led to accounting concerns among many other corporations, causing large sell offs in select issues. Nevertheless, we believe this is a healthy process and a natural market response to the bull market excesses of the late 1990s. At the same time, we believe it creates opportunities in companies where allegations of abuse prove to be overblown.

OUTLOOK | Looking ahead, we believe shorter-term interest rates will be on the upswing as the Federal Reserve Board switches to a tightening policy. In addition, we expect many corporations to repair their deteriorated balance sheets, because the ratings agencies have been aggressive with ratings downgrades. This action should bring significant credit improvements and lead to solid performance for the corporate sector. In addition, we believe that certain areas of the corporate market, including investment-grade telecommunications and select high-yield segments, are significantly undervalued and should benefit strongly from a recovering economy. Consistent with this outlook, the portfolio remains over-weighted in corporate bonds and maintains a shorter duration (a measure of interest rate risk) than the benchmark index.

Michael Millhouse and Craig Smith are the portfolio managers for the Loomis Sayles Core Fixed Income Fund.



                                    [Graphic]
                         Loomis Sayles Investment Trust

                            AVERAGE ANNUAL RETURNS-PERIODS ENDED MARCH 31, 2002

---------------------------------------------------------------------------------
                                                                        SINCE
                                    6 MONTHS* 1 YEAR 3 YEARS 5 YEARS INCEPTION(a)
---------------------------------------------------------------------------------
LOOMIS SAYLES CORE FIXED INCOME
FUND                                 -0.18%   3.56%   5.34%   6.71%     6.39%
Lipper Corporate A-Rated Bond
Funds Index(b)                       -0.01%   4.32%   5.42%   6.65%     6.54%
Merrill Lynch Domestic Master
Index(c)                             -0.06%   5.17%   6.43%   7.55%     7.31%

                                     CUMULATIVE PERFORMANCE--4/24/96 TO 3/31/02
                                    [CHART]

              Loomis Sayles    Lipper Corporate      Merrill Lynch
               Core Fixed        A-Rated Bond       Domestic Master
               Income Fund       Funds Index             Index
              -------------    ----------------     ---------------
04/24/96         $10,000          $10,000              $10,000
05/31/96           9,930            9,978                9,981
06/30/96          10,060           10,103               10,107
07/31/96          10,060           10,124               10,136
08/31/96          10,030           10,096               10,121
09/30/96          10,210           10,288               10,294
10/31/96          10,460           10,539               10,521
11/30/96          10,680           10,755               10,704
12/31/96          10,531           10,634               10,608
01/31/97          10,541           10,650               10,637
02/28/97          10,573           10,687               10,656
03/31/97          10,438           10,540               10,549
04/30/97          10,583           10,689               10,710
05/31/97          10,666           10,788               10,805
06/30/97          10,801           10,934               10,934
07/31/97          11,118           11,286               11,230
08/31/97          10,983           11,143               11,134
09/30/97          11,159           11,333               11,300
10/31/97          11,326           11,479               11,466
11/30/97          11,367           11,533               11,514
12/31/97          11,502           11,656               11,632
01/31/98          11,653           11,795               11,786
02/28/98          11,620           11,774               11,776
03/31/98          11,642           11,819               11,820
04/30/98          11,696           11,873               11,878
05/31/98          11,815           12,001               11,996
06/30/98          11,933           12,108               12,100
07/31/98          11,934           12,110               12,126
08/31/98          11,999           12,218               12,322
09/30/98          12,398           12,491               12,611
10/31/98          12,279           12,333               12,556
11/30/98          12,376           12,467               12,616
12/31/98          12,460           12,508               12,663
01/31/99          12,576           12,614               12,753
02/28/99          12,251           12,334               12,508
03/31/99          12,356           12,415               12,589
04/30/99          12,402           12,456               12,635
05/31/99          12,228           12,314               12,513
06/30/99          12,193           12,254               12,473
07/31/99          12,101           12,199               12,424
08/31/99          12,101           12,166               12,417
09/30/99          12,228           12,282               12,561
10/31/99          12,251           12,300               12,599
11/30/99          12,263           12,309               12,599
12/31/99          12,193           12,253               12,542
01/31/00          12,168           12,226               12,509
02/29/00          12,267           12,356               12,661
03/31/00          12,365           12,523               12,834
04/30/00          12,303           12,421               12,791
05/31/00          12,242           12,373               12,783
06/30/00          12,537           12,649               13,043
07/31/00          12,660           12,756               13,160
08/31/00          12,857           12,926               13,348
09/30/00          12,931           12,997               13,433
10/31/00          12,956           13,052               13,523
11/30/00          13,091           13,245               13,753
12/31/00          13,356           13,516               14,013
01/31/01          13,717           13,768               14,220
02/28/01          13,865           13,892               14,351
03/31/01          13,945           13,941               14,431
04/30/01          13,878           13,862               14,354
05/31/01          13,999           13,954               14,440
06/30/01          13,999           14,010               14,490
07/31/01          14,320           14,328               14,824
08/31/01          14,427           14,490               14,978
09/30/01          14,468           14,546               15,186
10/31/01          14,695           14,860               15,495
11/31/01          14,615           14,679               15,279
12/31/01          14,485           14,569               15,180
01/31/02          14,541           14,671               15,292
02/28/02          14,627           14,779               15,440
03/31/02          14,441           14,543               15,176



Foreign investments involve special risks including greater economic, political and currency fluctuation risks, which may be even greater in emerging markets. In addition, foreign countries may have different accounting standards than those of the U.S., which may adversely affect the value of the Fund.

High yield securities are subject to a high degree of market and credit risk. In addition, the secondary market for these securities may lack liquidity which, in turn, may adversely affect the value of these securities and that of the Fund.

Note: Past performance is no guarantee of future performance. Total returns assume reinvestment of dividends and capital gains distributions. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data reflects certain fee waivers and reimbursements. Without such waivers, performance would be lower.

(a)Inception date of the Loomis Sayles Core Fixed Income Fund is April 24, 1996. Shares of the Fund were registered for offer and sale under the Securities Act of 1933 on March 7, 1997. In accordance with SEC regulations, performance information is provided for the period beginning on March 7, 1997 ("Registration"). For the convenience of our long-term shareholders, performance and information is also provided for the period beginning on April 24, 1996 ("Inception"). Since Lipper Corporate A-Rated Bond Funds Index and Merrill Lynch Domestic Master Index performance data is not available coincident with the inception and registration dates, comparative performance is presented from the month end closest to the inception and registration dates (April 30, 1996 and February 28, 1997, respectively).

                            AVERAGE ANNUAL RETURNS-PERIODS ENDED MARCH 31, 2002

---------------------------------------------------------------------------------
                                                                       SINCE
                                 6 MONTHS* 1 YEAR 3 YEARS 5 YEARS REGISTRATION(a)
---------------------------------------------------------------------------------
LOOMIS SAYLES CORE FIXED INCOME
FUND                              -0.18%   3.56%   5.34%   6.71%       6.41%
Lipper Corporate A-Rated Bond
Funds Index(b)                    -0.01%   4.32%   5.42%   6.65%       6.25%
Merrill Lynch Domestic Master
Index(c)                          -0.06%   5.17%   6.43%   7.55%       7.20%

                                      CUMULATIVE PERFORMANCE--3/7/97 TO 3/31/02
                                    [CHART]
            Lipper Corporate   Loomis Sayles     Merrill Lynch
              A-Rated Index      Core Fixed      Domestic Master
               Bond Funds       Income Fund          Index
             -------------     -------------    ---------------
3/7/97          $10,000           $10,000          $10,000
4/30/97          10,001            10,039           10,050
5/31/97          10,094            10,118           10,139
6/30/97          10,231            10,246           10,260
7/31/97          10,560            10,546           10,538
8/31/97          10,426            10,418           10,448
9/30/97          10,604            10,586           10,603
10/31/97         10,741            10,743           10,760
11/30/97         10,792            10,783           10,804
12/31/97         10,906            10,910           10,915
1/31/98          11,036            11,054           11,060
2/28/98          11,017            11,023           11,051
3/31/98          11,058            11,043           11,092
4/30/98          11,109            11,095           11,146
5/31/98          11,229            11,207           11,257
6/30/98          11,329            11,320           11,355
7/31/98          11,331            11,320           11,379
8/31/98          11,432            11,382           11,562
9/30/98          11,688            11,760           11,834
10/31/98         11,540            11,648           11,783
11/30/98         11,665            11,740           11,839
12/31/98         11,703            11,819           11,883
1/31/99          11,802            11,929           11,967
2/28/99          11,541            11,622           11,738
3/31/99          11,616            11,720           11,814
4/30/99          11,654            11,764           11,856
5/31/99          11,522            11,600           11,743
6/30/99          11,466            11,567           11,705
7/31/99          11,414            11,479           11,658
8/31/99          11,383            11,479           11,652
9/30/99          11,492            11,600           11,788
10/31/99         11,509            11,622           11,823
11/30/99         11,517            11,633           11,823
12/31/99         11,465            11,566           11,770
1/31/00          11,440            11,543           11,739
2/29/00          11,561            11,636           11,881
3/31/00          11,718            11,729           12,044
4/30/00          11,622            11,671           12,003
5/31/00          11,577            11,613           11,996
6/30/00          11,835            11,893           12,239
7/31/00          11,936            12,009           12,349
8/31/00          12,094            12,196           12,526
9/30/00          12,161            12,266           12,606
10/31/00         12,212            12,289           12,690
11/30/00         12,393            12,418           12,906
12/31/00         12,647            12,669           13,150
1/31/01          12,882            13,012           13,344
2/28/01          12,998            13,152           13,467
3/31/01          13,044            13,228           13,542
4/30/01          12,971            13,165           13,470
5/31/01          13,056            13,279           13,550
6/30/01          13,109            13,279           13,597
7/31/01          13,406            13,584           13,911
8/31/01          13,558            13,686           14,056
9/30/01          13,610            13,724           14,251
10/31/01         13,904            13,940           14,541
11/30/01         13,735            13,864           14,337
12/31/01         13,632            13,740           14,245
1/31/02          13,727            13,793           14,350
2/28/02          13,829            13,875           14,489
3/31/02          13,608            13,699           14,241


(b) The Lipper Corporate A-Rated Bond Funds Index is an equally weighted unmanaged index of typically the 30 largest mutual funds within the corporate A-rated bond funds investment objective.Returns are adjusted for the reinvestment of capital gains distributions and income dividends. It is not possible to invest directly in an index. Source: Lipper Inc.
(c) The Merrill Lynch Domestic Master Index ("Index") is an unmanaged index comprised of U.S. investment grade fixed income securities. The Index includes U.S. Treasury notes and bonds, U.S. Agency securities, mortgage pass-through securities, and corporate securities. The Index returns have not been lowered for ongoing management and operating expenses applicable to mutual fund investments. It is not possible to invest directly in an index. Source: Merrill Lynch.
*   Not annualized.



                                    [Graphic]
                         Loomis Sayles Investment Trust

FUND AND MANAGER REVIEW


LOOMIS SAYLES CORE PLUS FIXED INCOME FUND
--------------------------------------------------------------------------------

PERFORMANCE | The Loomis Sayles Core Plus Fixed Income Fund attempts to achieve a high total return through a combination of current income and capital appreciation. For the six-month period ended March 31, 2002, the Fund had a total return of -0.88%, compared to the 0.14% return for the Fund's benchmark, the Lehman Brothers Aggregate Bond Index. The Lipper Intermediate Investment Grade Debt Funds Average posted a total return of -0.30% for the same period.

PORTFOLIO REVIEW | As the period progressed and investors grew more optimistic, long-term bond yields increased and prices declined. This economic optimism and a desire by investors to purchase higher-yielding securities boosted demand for investment grade and high yield corporate bonds. Mortgage securities also performed well and produced a positive return for the period. The income advantage associated with mortgage-backed securities proved especially attractive in this low interest-rate environment.

The Fund underperformed its benchmark index during the period, primarily due to the portfolio's energy and telecommunications holdings. The Fund was over-weighted in the energy sector, which underperformed significantly in the wake of the Enron bankruptcy. The Fund's high-yield and investment-grade telecommunications sectors also performed poorly, as bankruptcies and accounting concerns proved troubling to investors. Going forward, though, we believe the turmoil in the investment grade telecommunications sector has created opportunities in select issues.

Our holdings in several cyclical sectors, including chemicals, metals and paper, offered attractive performance during the period. In addition, the purchases we made in the airline and lodging/leisure industries after the terrorist attacks of September 11, 2001 bounced back strongly. We also increased the Fund's mortgage-backed securities weighting, which helped overall performance.

The Fund's duration (a measure of interest rate risk) remained neutral throughout most of the period. At the end of the first quarter of 2002, we shortened duration slightly in anticipation of stronger economic growth and higher interest rates later in the year.

OUTLOOK | Volatility and risk aversion continue to be the key factors driving performance in the bond market. We have come through a period where historical patterns of performance have not held true, and the lower-risk sectors have outperformed. This phenomenon has started to change, and as the economy improves, corporate securities should outperform as a result of earnings and balance sheet improvements. Looking ahead, we believe the Fund is well positioned to benefit from stronger demand for the riskier asset classes.

Curt A. Mitchell, Peter W. Palfrey, and Craig Smith are the portfolio managers for the Loomis Sayles Core Plus Fixed Income Fund.

                             AVERAGE ANNUAL RETURNS-PERIOD ENDED MARCH 31, 2002

-------------------------------------------------------------------------------
                                                                      SINCE
                                                         6 MONTHS* INCEPTION(a)
-------------------------------------------------------------------------------
LOOMIS SAYLES CORE PLUS FIXED INCOME FUND                 -0.88%      2.10%
Lipper Intermediate Investment Grade Debt Funds Index(b)   0.04%      4.39%
Lehman Brothers Aggregate Bond Index(c)                    0.14%      4.76%

                                    CUMULATIVE PERFORMANCE--6/18/01 TO 3/31//02
                                    [CHART]

               Loomis Sayles     Lipper Intermediate      Lehman Brothers
              Core Plus Fixed     Investment Grade        Aggregate Bond
                Income Fund       Debt Funds Index             Index
              ---------------    --------------------     ---------------
06/18/01         $10,000              $10,000                $10,000
07/31/01          10,200               10,243                 10,224
08/31/01          10,320               10,355                 10,341
09/30/01          10,300               10,435                 10,461
10/31/01          10,480               10,648                 10,680
11/30/01          10,460               10,514                 10,533
12/31/01          10,304               10,447                 10,466
01/31/02          10,325               10,522                 10,551
02/28/02          10,284               10,624                 10,653
03/31/02          10,210               10,439                 10,476


Foreign investments involve special risks including greater economic, political and currency fluctuation risks, which may be even greater in emerging markets. In addition, foreign countries may have different accounting standards than those of the U.S., which may adversely affect the value of the Fund.

High yield securities are subject to a high degree of market and credit risk. In addition, the secondary market for these securities may lack liquidity which, in turn, may adversely affect the value of these securities and that of the Fund.

Note: Past performance is no guarantee of future performance. Total returns assume reinvestment of dividends and capital gains distributions. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data reflects certain fee waivers and reimbursements. Without such waivers, performance would be lower.

(a)Inception date of the Loomis Sayles Core Plus Fixed Income Fund is June 18, 2001. Since Lipper Intermediate Investment Grade Debt Funds Index and Lehman Brothers Aggregate Bond Index performance data is not available coincident with the Fund's inception date, comparative performance is presented from the month end closest to the Fund's inception date (June 30, 2001).
(b)The Lipper Intermediate Investment Grade Debt Funds Index is an equally weighted unmanaged index of typically the 30 largest mutual funds within the intermediate investment grade debt funds investment objective. Returns are adjusted for the reinvestment of capital gains distributions and income dividends. It is not possible to invest directly in an index. Source: Lipper Inc.
(c)The Lehman Brothers Aggregate Bond Index ("Index") is an unmanaged index composed of securities from Lehman Brothers Government/Credit Bond Index, Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. The Index returns have not been lowered for ongoing management and operating expenses applicable to mutual fund investments. It is not possible to invest directly in an index.
*  Not annualized.



                                    [Graphic]
                         Loomis Sayles Investment Trust

                     [This Page Intentionally Left Blank]

FUND AND MANAGER REVIEW

LOOMIS SAYLES FIXED INCOME FUND
--------------------------------------------------------------------------------

PERFORMANCE | The Loomis Sayles Fixed Income Fund attempts to achieve a high total investment return through a combination of current income and capital appreciation. For the six-month period ended March 31, 2002, the Fund returned 4.58%, compared to the -0.41% return for the Fund's benchmark, the Lehman Brothers Government/Credit Bond Index. The Lipper Corporate Debt Funds BBB-Rated Average posted a total return of 0.24% for the same period.

PORTFOLIO REVIEW | Throughout the last six months, economic reports gradually shifted from expecting further weakness to anticipating a sustainable recovery. By cutting the Federal funds rate three times in the fourth quarter of 2001, the Federal Reserve Board caused the Treasury yield curve to steepen. Investment-grade corporate bonds performed relatively well, adjusting to the higher Treasury yield curve by tightening spreads. High-yield securities rebounded strongly during the period, following a severe downturn after the September 11, 2001 terrorist attacks. Emerging markets bonds also strengthened in response to the global economic recovery.

We positioned the Fund to take advantage of the recovering investment-grade and high-yield corporate bond markets and the improving emerging markets bonds. Spreads in these sectors widened after September 11, as investors sought relative safety and quality. We increased our purchases of what we believe to be attractively priced issues, and as investors returned to the market, the Fund's performance was able to exceed the benchmark. The excess return was a result of tighter corporate spreads, a rebound in emerging market debt (particularly of Southeast Asia), and a strong rebound in high yield securities.

The telecommunications sector continued to pose challenges for the market and the Fund. Excess capacity in the data-transfer and "long-haul" services companies negatively affected the revenues of suppliers and resulted in bankruptcy filings for several companies. The Fund also witnessed disappointing performance from basic materials suppliers, primarily in the steel industry.

OUTLOOK | We believe the Fund is positioned to take advantage of a rebound in the corporate bond market. We also remain hopeful that our investments in foreign bonds (bonds denominated in foreign currencies) will pay off as investors move out of the safe haven of the U.S. dollar and into other currencies.

Daniel J. Fuss is the portfolio manager for the Loomis Sayles Fixed Income Fund.



                                    [Graphic]
                         Loomis Sayles Investment Trust

                            AVERAGE ANNUAL RETURNS-PERIODS ENDED MARCH 31, 2002

---------------------------------------------------------------------------------------------
                                                                                    SINCE
                                                6 MONTHS* 1 YEAR 3 YEARS 5 YEARS INCEPTION(a)
---------------------------------------------------------------------------------------------
LOOMIS SAYLES FIXED INCOME FUND                   4.58%   4.76%   3.58%   5.99%     9.17%
Lipper Corporate Debt Funds BBB-Rated Index(b)    0.54%   3.65%   4.61%   6.10%     7.20%
Lehman Brothers Government/Credit Bond Index(c)  -0.41%   4.64%   6.16%   7.45%     7.77%

                                     CUMULATIVE PERFORMANCE--1/17/95 TO 3/31/02
                                    [CHART]

                Loomis Sayles     Lipper Corporate     Lehman Brothers
                Fixed Income         Debt Funds       Government/Credit
                    Fund           BBB- Rated Index        Bond Index
                -------------     -----------------    -----------------
01/17/95           $10,000            $10,000              $10,000
02/28/95            10,320             10,228               10,232
03/31/95            10,500             10,309               10,300
04/30/95            10,810             10,494               10,444
05/31/95            11,380             10,947               10,882
06/30/95            11,550             11,030               10,969
07/31/95            11,540             11,004               10,927
08/31/95            11,770             11,165               11,066
09/30/95            12,100             11,296               11,179
10/31/95            12,140             11,447               11,343
11/30/95            12,440             11,635               11,530
12/31/95            12,742             11,827               11,700
01/31/96            12,995             11,922               11,772
02/29/96            12,626             11,671               11,523
03/31/96            12,563             11,585               11,426
04/30/96            12,447             11,511               11,347
05/31/96            12,563             11,503               11,328
06/30/96            12,721             11,635               11,480
07/31/96            12,700             11,664               11,506
08/31/96            12,869             11,658               11,478
09/30/96            13,269             11,892               11,682
10/31/96            13,693             12,177               11,955
11/30/96            14,211             12,449               12,175
12/31/96            13,986             12,328               12,039
01/31/97            14,032             12,367               12,054
02/28/97            14,229             12,438               12,079
03/31/97            14,067             12,246               11,935
04/30/97            14,218             12,427               12,110
05/31/97            14,565             12,569               12,223
06/30/97            14,878             12,756               12,370
07/31/97            15,556             13,198               12,748
08/31/97            15,250             13,023               12,605
09/30/97            15,698             13,252               12,803
10/31/97            15,733             13,386               13,008
11/30/97            15,851             13,452               13,077
12/31/97            15,860             13,596               13,214
01/31/98            16,049             13,770               13,400
02/28/98            16,187             13,765               13,373
03/31/98            16,427             13,834               13,414
04/30/98            16,490             13,894               13,482
05/31/98            16,502             14,013               13,627
06/30/98            16,515             14,115               13,765
07/31/98            16,372             14,104               13,776
08/31/98            15,258             14,002               14,045
09/30/98            15,789             14,291               14,447
10/31/98            15,625             14,114               14,345
11/30/98            16,460             14,375               14,430
12/31/98            16,447             14,411               14,466
01/31/99            16,723             14,536               14,569
02/28/99            16,391             14,222               14,222
03/31/99            16,930             14,380               14,293
04/30/99            17,455             14,483               14,328
05/31/99            17,068             14,288               14,180
06/30/99            16,972             14,213               14,136
07/31/99            16,723             14,141               14,097
08/31/99            16,585             14,089               14,086
09/30/99            16,709             14,210               14,213
10/31/99            16,751             14,238               14,250
11/30/99            16,861             14,272               14,242
12/31/99            17,064             14,249               14,155
01/31/00            17,004             14,208               14,151
02/29/00            17,523             14,382               14,329
03/31/00            17,715             14,515               14,536
04/30/00            17,241             14,339               14,465
05/31/00            16,975             14,230               14,452
06/30/00            17,508             14,590               14,747
07/31/00            17,597             14,652               14,903
08/31/00            17,952             14,920               15,113
09/30/00            17,700             14,962               15,170
10/31/00            17,256             14,914               15,265
11/30/00            17,167             15,052               15,526
12/31/00            17,719             15,367               15,833
01/31/01            18,359             15,739               16,098
02/28/01            18,391             15,894               16,264
03/31/01            17,959             15,884               16,339
04/30/01            17,751             15,797               16,217
05/31/01            18,071             15,940               16,310
06/30/01            17,991             15,958               16,388
07/31/01            18,343             16,320               16,796
08/31/01            18,680             16,516               17,012
09/30/01            17,991             16,375               17,169
10/31/01            18,472             16,722               17,604
11/30/01            18,696             16,614               17,315
12/31/01            18,551             16,512               17,179
01/31/02            18,674             16,603               17,304
02/28/02            18,745             16,683               17,451
03/31/02            18,814             16,464               17,097



                               (less than)/TC
Foreign investments involve special risks including greater economic, political and currency fluctuation risks, which may be even greater in emerging markets. In addition, foreign countries may have different accounting standards than those of the U.S., which may adversely affect the value of the Fund. High yield securities are subject to a high degree of market and credit risk. In addition, the secondary market for these securities may lack liquidity which, in turn, may adversely affect the value of these securities and that of the Fund.

Note: Past performance is no guarantee of future performance. Total returns assume reinvestment of dividends and capital gains distributions. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data reflects certain fee waivers and reimbursements. Without such waivers, performance would be lower.

(a)Inception date of the Loomis Sayles Fixed Income Fund is January 17, 1995. Shares of the Fund were registered for offer and sale under the Securities Act of 1933 on March 7, 1997. In accordance with SEC regulations, performance information is provided for the period beginning on March 7, 1997 ("Registration"). For the convenience of our long-term shareholders, performance information is also provided for the period beginning on January 17, 1995 ("Inception"). Since Lipper Corporate Debt Funds BBB-Rated Index and Lehman Brothers Government/Credit Bond Index performance data is not available coincident with the inception and registration dates, comparative performance is presented from the month end closest to the inception and registration dates (January 31, 1995 and February 28, 1997, respectively.)

                            AVERAGE ANNUAL RETURNS-PERIODS ENDED MARCH 31, 2002

---------------------------------------------------------------------------------
                                                                       SINCE
                                 6 MONTHS* 1 YEAR 3 YEARS 5 YEARS REGISTRATION(a)
---------------------------------------------------------------------------------
LOOMIS SAYLES FIXED INCOME FUND    4.58%   4.76%   3.58%   5.99%       5.72%
Lipper Corporate Debt Funds
BBB-Rated Index(b)                 0.54%   3.65%   4.61%   6.10%       5.67%
Lehman Brothers
Government/Credit Bond Index(c)   -0.41%   4.64%   6.16%   7.45%       7.07%

                                      CUMULATIVE PERFORMANCE--3/7/97 TO 3/31/02
                                    [CHART]
                Lipper Corporate                            Lehman Brothers
                Debt Funds            Loomis Sayles         Government/Credit
                BBB-Rated Index       Fixed Income Fund     Bond Index
                ---------------       -----------------     -----------------
  3/7/1997           10,000                10,000               10,000
 4/30/1997            9,991                10,016               10,026
 5/31/1997           10,105                10,261               10,119
 6/30/1997           10,256                10,481               10,241
 7/31/1997           10,611                10,959               10,554
 8/31/1997           10,470                10,743               10,436
 9/30/1997           10,654                11,059               10,600
10/31/1997           10,763                11,084               10,769
11/30/1997           10,815                11,167               10,826
12/31/1997           10,931                11,173               10,940
 1/31/1998           11,071                11,306               11,094
 2/28/1998           11,067                11,404               11,071
 3/31/1998           11,123                11,572               11,105
 4/30/1998           11,170                11,617               11,161
 5/31/1998           11,266                11,625               11,281
 6/30/1998           11,349                11,634               11,396
 7/31/1998           11,340                11,534               11,405
 8/31/1998           11,257                10,749               11,628
 9/30/1998           11,490                11,123               11,960
10/31/1998           11,348                11,007               11,876
11/30/1998           11,558                11,596               11,947
12/31/1998           11,586                11,586               11,976
 1/31/1999           11,687                11,781               12,061
 2/28/1999           11,434                11,547               11,774
 3/31/1999           11,562                11,927               11,833
 4/30/1999           11,645                12,297               11,862
 5/31/1999           11,488                12,025               11,740
 6/30/1999           11,427                11,956               11,703
 7/31/1999           11,370                11,781               11,671
 8/31/1999           11,327                11,684               11,661
 9/30/1999           11,425                11,771               11,767
10/31/1999           11,447                11,801               11,797
11/30/1999           11,475                11,878               11,791
12/31/1999           11,456                12,021               11,719
 1/31/2000           11,423                11,979               11,716
 2/29/2000           11,563                12,345               11,862
 3/31/2000           11,670                12,480               12,034
 4/30/2000           11,528                12,146               11,975
 5/31/2000           11,441                11,958               11,964
 6/30/2000           11,730                12,334               12,209
 7/31/2000           11,780                12,397               12,338
 8/31/2000           11,995                12,647               12,512
 9/30/2000           12,029                12,470               12,559
10/31/2000           11,991                12,157               12,638
11/30/2000           12,102                12,094               12,854
12/31/2000           12,355                12,483               13,108
 1/31/2001           12,654                12,934               13,328
 2/28/2001           12,779                12,957               13,465
 3/31/2001           12,771                12,652               13,527
 4/30/2001           12,701                12,505               13,425
 5/31/2001           12,815                12,731               13,503
 6/30/2001           12,830                12,674               13,567
 7/31/2001           13,121                12,923               13,906
 8/31/2001           13,279                13,160               14,084
 9/30/2001           13,165                12,674               14,214
10/31/2001           13,445                13,013               14,574
11/30/2001           13,357                13,171               14,335
12/31/2001           13,276                13,069               14,222
 1/31/2002           13,349                13,155               14,326
 2/28/2002           13,413                13,205               14,448
 3/31/2002           13,237                13,254               14,154


(b)The Lipper Corporate Debt Funds BBB-Rated Index is an equally weighted unmanaged index of typically the 30 largest mutual funds within the corporate debt funds BBB-Rated investment objective. Returns are adjusted for the reinvestment of capital gains distributions and income dividends. It is not possible to invest directly in an index. Source: Lipper Inc.
(c)Lehman Brothers Government/Credit Bond Index is an unmanaged index which is a composite of approximately 5,300 corporate and government issues with at least $100 million outstanding for government issues and $25 million for corporates and greater than 1 year maturity. The Index returns have not been lowered for ongoing management and operating expenses applicable to mutual fund investments. It is not possible to invest directly in an index. Source:
   Lehman Brothers.
*  Not annualized.



                                    [Graphic]
                         Loomis Sayles Investment Trust

                     [This Page Intentionally Left Blank]

FUND AND MANAGER REVIEW

LOOMIS SAYLES INSTITUTIONAL HIGH INCOME FUND (FORMERLY, LOOMIS SAYLES HIGH
YIELD FIXED INCOME FUND)
--------------------------------------------------------------------------------

PERFORMANCE | The Loomis Sayles Institutional High Income Fund attempts to achieve high total investment return through a combination of current income and capital appreciation. For the six-month period ended March 31, 2002, the Fund returned 6.07%, compared to the 7.61% return for the Fund's benchmark, the Merrill Lynch High Yield Master Index. The Lipper High Current Yield Funds Average posted a total return of 6.51% for the same period.

PORTFOLIO REVIEW | Economic reports during the six-month period gradually shifted from expecting further weakness to anticipating a sustainable recovery. By cutting the Federal funds rate three times in the fourth quarter of 2001, the Federal Reserve Board caused the Treasury yield curve to steepen. Investment-grade corporate bonds performed relatively well, adjusting to the higher Treasury yield curve by tightening spreads. High-yield securities rebounded strongly during the period, following a severe downturn after the September 11, 2001 terrorist attacks. Emerging markets bonds also strengthened in response to the global economic recovery.

The Fund was positioned to take advantage of the recovering high-yield corporate bond market and the improving emerging markets bonds. Our process of searching for relative value led us into the airline industry during the fourth quarter of 2001, which bounced back strongly as the market rebounded. We also added to positions in the technology and energy sectors on weaknesses in bond prices, and we increased exposure to emerging markets by adding to South African sovereign debt.

The Fund's underperformance during the period primarily was due to holdings in the telecommunications sector. Excess capacity in data-transfer and "long-haul" services companies negatively affected the revenues of suppliers and led to several bankruptcies. In addition, the unexpected bankruptcy of Kmart negatively influenced Fund performance.

OUTLOOK | We believe the Fund is positioned to take advantage of the expected rebound in the corporate bond market. We also believe the portfolio's emerging markets and Yankee bond (foreign issues denominated in U.S. dollars) positions will add incremental value as investors become less risk-averse and return to those sectors.

Daniel J. Fuss is the portfolio manager for the Loomis Sayles Institutional High Income Fund.



                                    [Graphic]
                         Loomis Sayles Investment Trust

                            AVERAGE ANNUAL RETURNS-PERIODS ENDED MARCH 31, 2002
--------------------------------------------------------------------------------

                                                                                 SINCE
                                             6 MONTHS* 1 YEAR 3 YEARS 5 YEARS INCEPTION(a)
------------------------------------------------------------------------------------------
LOOMIS SAYLES INSTITUTIONAL HIGH INCOME FUND   6.07%   -2.76%  1.22%   2.26%     2.89%
Lipper High Current Yield Funds Index(b)       5.69%   -3.92% -3.06%   1.14%     2.47%
Merrill Lynch High Yield Master Index(c)       7.61%    1.95%  1.54%   4.14%     5.21%

                                      CUMULATIVE PERFORMANCE--6/5/96 TO 3/31/02
                                    [CHART]

                                      Loomis Sayles       Merrill Lynch
            Lipper High Current    Institutional High      High Yield
             Yield Funds Index         Income Fund        Master Index
            -------------------    ------------------     -------------
6/5/1996           $10,000                 $10,000              $10,000
7/31/1996           10,052                   9,970               10,128
8/31/1996           10,214                  10,110               10,233
9/30/1996           10,480                  10,380               10,453
10/31/1996          10,530                  10,440               10,567
11/30/1996          10,712                  10,740               10,781
12/31/1996          10,844                  10,764               10,864
1/31/1997           10,951                  10,817               10,947
2/28/1997           11,135                  10,732               11,101
3/31/1997           10,894                  10,552               10,977
4/30/1997           10,987                  10,689               11,102
5/31/1997           11,277                  11,007               11,326
6/30/1997           11,471                  11,219               11,499
7/31/1997           11,777                  11,781               11,774
8/31/1997           11,803                  11,770               11,754
9/30/1997           12,089                  12,130               11,949
10/31/1997          12,042                  11,770               12,028
11/30/1997          12,129                  11,823               12,142
12/31/1997          12,272                  11,715               12,257
01/31/1998          12,511                  11,878               12,439
2/28/1998           12,629                  12,112               12,491
3/31/1998           12,812                  12,497               12,598
4/30/1998           12,852                  12,462               12,658
5/31/1998           12,837                  12,123               12,746
6/30/1998           12,860                  11,843               12,810
7/31/1998           12,948                  11,699               12,883
8/31/1998           11,961                   9,922               12,327
9/30/1998           11,889                   9,898               12,351
10/31/1998          11,619                   9,887               12,148
11/30/1998          12,302                  10,840               12,702
12/31/1998          12,263                  10,676               12,706
1/31/1999           12,485                  10,937               12,832
2/28/1999           12,435                  10,868               12,734
3/31/1999           12,654                  11,377               12,843
4/30/1999           12,982                  12,093               13,044
5/31/1999           12,735                  11,749               12,954
6/30/1999           12,737                  11,928               12,929
7/31/1999           12,741                  11,831               12,949
8/31/1999           12,612                  11,584               12,822
9/30/1999           12,513                  11,556               12,768
10/31/1999          12,477                  11,831               12,693
11/30/1999          12,697                  12,106               12,838
12/31/1999          12,850                  12,383               12,906
1/31/2000           12,787                  12,337               12,842
2/29/2000           12,878                  12,719               12,853
3/31/2000           12,655                  12,734               12,673
4/30/2000           12,599                  12,612               12,677
5/31/2000           12,375                  12,322               12,538
6/30/2000           12,604                  12,673               12,752
7/31/2000           12,627                  12,658               12,844
8/31/2000           12,693                  13,086               13,001
9/30/2000           12,506                  12,734               12,925
10/31/2000          12,079                  12,169               12,546
11/30/2000          11,404                  11,343               12,153
12/31/2000          11,602                  11,673               12,416
1/31/2001           12,372                  12,665               13,157
2/28/2001           12,411                  12,648               13,365
3/31/2001           11,999                  12,135               13,188
4/30/2001           11,842                  11,895               13,044
5/31/2001           11,970                  12,118               13,295
6/30/2001           11,617                  11,844               13,021
7/31/2001           11,686                  11,861               13,223
8/31/2001           11,737                  11,947               13,351
9/30/2001           10,909                  11,125               12,495
10/31/2001          11,158                  11,262               12,863
11/30/2001          11,512                  11,724               13,281
12/31/2001          11,481                  11,700               13,187
1/31/2002           11,509                  11,700               13,261
2/28/2002           11,305                  11,321               13,133
3/31/2002           11,529                  11,800               13,446


Foreign investments involve special risks including greater economic, political and currency fluctuation risks, which may be even greater in emerging markets. In addition, foreign countries may have different accounting standards than those of the U.S., which may adversely affect the value of the Fund. High yield securities are subject to a high degree of market and credit risk. In addition, the secondary market for these securities may lack liquidity which, in turn, may adversely affect the value of these securities and that of the Fund.

Note: Past performance is no guarantee of future performance. Total returns assume reinvestment of dividends and capital gains distributions. Investment return and principal value will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost. Performance data reflects certain fee waivers and reimbursements. Without such waivers, performance would be lower.

(a)Inception date of the Loomis Sayles Institutional High Income Fund is June 5, 1996. Shares of the Fund were registered for offer and sale under the Securities Act of 1933 on March 7, 1997. In accordance with SEC regulations, performance information is provided for the period beginning on March 7, 1997 ("Registration"). For the convenience of our long-term shareholders, performance information is also provided for the period beginning on June 5, 1996 ("Inception"). Since Lipper High Current Yield Funds Index and Merrill Lynch High Yield Master Index performance data is not available coincident with the inception and registration dates, comparative performance is presented from the month end closest to the inception and registration dates (May 31, 1996 and February 28, 1997, respectively).

                            AVERAGE ANNUAL RETURNS-PERIODS ENDED MARCH 31, 2002
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
                                                                                   SINCE
                                             6 MONTHS* 1 YEAR 3 YEARS 5 YEARS REGISTRATION(a)
---------------------------------------------------------------------------------------------
LOOMIS SAYLES INSTITUTIONAL HIGH INCOME FUND   6.07%   -2.76%  1.22%   2.26%       1.97%
Lipper High Current Yield Funds Index(b)       5.69%   -3.92% -3.06%   1.14%       0.69%
Merrill Lynch High Yield Master Index(c)       7.61%    1.95%  1.54%   4.14%       3.84%

                                      CUMULATIVE PERFORMANCE--3/7/97 TO 3/31/02
                                    [CHART]

                       Lipper High        Loomis Sayles         Merrill Lynch
                       Current Yield      Institutional         High Yield
                       Funds Index        High Income Fund      Master Index
                       -----------        ----------------      ------------
  3/7/1997                 $10,000              $10,000             $10,000
 3/31/1997                   9,783                9,871               9,889
 4/30/1997                   9,867               10,000              10,001
 5/31/1997                  10,128               10,297              10,203
 6/30/1997                  10,301               10,495              10,358
 7/31/1997                  10,576               11,021              10,607
 8/31/1997                  10,600               11,011              10,588
 9/30/1997                  10,857               11,348              10,764
10/31/1997                  10,814               11,011              10,835
11/30/1997                  10,893               11,060              10,938
12/31/1997                  11,021               10,959              11,042
 1/31/1998                  11,235               11,112              11,206
 2/28/1998                  11,341               11,330              11,252
 3/31/1998                  11,506               11,691              11,349
 4/30/1998                  11,542               11,658              11,403
 5/31/1998                  11,529               11,341              11,483
 6/30/1998                  11,549               11,079              11,539
 7/31/1998                  11,628               10,944              11,605
 8/31/1998                  10,742                9,282              11,104
 9/30/1998                  10,677                9,260              11,127
10/31/1998                  10,435                9,249              10,944
11/30/1998                  11,048               10,141              11,442
12/31/1998                  11,013                9,987              11,446
 1/31/1999                  11,213               10,231              11,559
 2/28/1999                  11,168               10,167              11,471
 3/31/1999                  11,364               10,643              11,570
 4/30/1999                  11,658               11,312              11,751
 5/31/1999                  11,437               10,991              11,669
 6/30/1999                  11,439               11,158              11,647
 7/31/1999                  11,442               11,068              11,665
 8/31/1999                  11,326               10,836              11,551
 9/30/1999                  11,238               10,811              11,502
10/31/1999                  11,205               11,068              11,435
11/30/1999                  11,403               11,325              11,565
12/31/1999                  11,540               11,584              11,626
 1/31/2000                  11,483               11,541              11,568
 2/29/2000                  11,565               11,899              11,578
 3/31/2000                  11,365               11,913              11,416
 4/30/2000                  11,315               11,798              11,420
 5/31/2000                  11,114               11,527              11,295
 6/30/2000                  11,319               11,856              11,488
 7/31/2000                  11,340               11,841              11,571
 8/31/2000                  11,399               12,242              11,712
 9/30/2000                  11,231               11,913              11,644
10/31/2000                  10,847               11,384              11,302
11/30/2000                  10,242               10,611              10,948
12/31/2000                  10,419               10,920              11,185
 1/31/2001                  11,111               11,848              11,852
 2/28/2001                  11,146               11,832              12,039
 3/31/2001                  10,776               11,352              11,880
 4/30/2001                  10,635               11,128              11,750
 5/31/2001                  10,750               11,336              11,977
 6/30/2001                  10,433               11,080              11,730
 7/31/2001                  10,494               11,096              11,912
 8/31/2001                  10,541               11,176              12,027
 9/30/2001                   9,797               10,407              11,256
10/31/2001                  10,021               10,535              11,587
11/30/2001                  10,339               10,968              11,964
12/31/2001                  10,311               10,945              11,879
 1/31/2002                  10,336               10,945              11,946
 2/28/2002                  10,153               10,591              11,831
 3/31/2002                  10,354               11,039              12,113


(b)The Lipper High Current Yield Funds Index is an equally weighted unmanaged index of typically the 30 largest mutual funds within the high current yield funds investment objective. Returns are adjusted for the reinvestment of capital gains distributions and income dividends. It is not possible to invest directly in an index. Source: Lipper Inc.
(c)The Merrill Lynch High Yield Master Index is an unmanaged index consisting of issues of publicly placed non-convertible coupon bearing U.S. domestic debt and must carry a term to maturity of at least one year. Par amounts outstanding must be no less than $10 million at the start and at the close of the performance measurement period. Issues must be rated by Standard & Poor's or by Moody's as less than investment grade (i.e., BBB or Baa) but not in default (i.e., DDI or less). The Index excludes floating rate debt equipment trust bond certificates and Title II securities. The Index returns have not been lowered for ongoing management and operating expenses applicable to mutual fund investments. It is not possible to invest directly in an index. Source: Merrill Lynch.
*  Not annualized.



                                    [Graphic]
                         Loomis Sayles Investment Trust

FUND AND MANAGER REVIEW

LOOMIS SAYLES INTERMEDIATE DURATION FIXED INCOME FUND
--------------------------------------------------------------------------------

PERFORMANCE | The Loomis Sayles Intermediate Duration Fixed Income Fund attempts to achieve above-average total return through a combination of current income and capital appreciation. For the six-month period ended March 31, 2002, the Fund returned -0.69%, compared to the -0.14% return for the Fund's benchmark, the Lehman Brothers Government/Credit Intermediate Bond Index. The Lipper Intermediate Investment Grade Debt Funds Average posted a total return of -0.30% for the same period.

PORTFOLIO REVIEW | Market sentiment gradually shifted during the six-month period, from expecting further economic weakness to anticipating a sustainable recovery. The Federal Reserve Board helped foster investor optimism by cutting interest rates three times in the fourth quarter of 2001--actions that caused the Treasury yield curve to steepen. Investment-grade corporate bonds performed relatively well, adjusting to the higher Treasury yield curve by tightening spreads. High-yield securities rebounded strongly during the period, following a severe downturn after the September 11, 2001 terrorist attacks. Emerging markets bonds also strengthened in response to the global economic recovery.

We positioned the Fund to take advantage of the recovering investment-grade and high-yield corporate bond markets and the improving emerging markets bonds. Corporate spreads widened after the terrorist attacks of September 11, 2001 as investors sought relative safety. The situation created attractive buying opportunities in some beaten-down industries--industries that subsequently recovered.

Sovereign issues and technology bonds added the most value to the Fund's performance during the period. The perception that the economy would be dragged lower as a result of the difficulties in Argentina faded, foreign direct investment remained healthy, and the currency continued to strengthen as interest rates declined. In the technology sector, several high-profile individual holdings benefited from improved profitability outlooks. Despite these positive trends, the Fund underperformed its benchmark over the last six months, largely a result of a weakening in electricity generator Calpine, and a decline in the price of Kmart bonds.

In the first quarter of 2002 it appeared likely that the Federal Reserve Board was finished cutting interest rates. We began extending the Fund's duration (a measure of interest rate risk) to avoid losses as interest rates increased on the short end of the yield curve.

OUTLOOK | In the first quarter of 2002 it appeared likely that the Federal Reserve Board was finished cutting interest rates. However, a reversal in the direction does not seem imminent, and we expect the yield curve to remain positively sloped. We remain concentrated in the two to ten year area of the yield curve for better yield, the benefit of "rolling down" the yield curve with the passage of time, and for price protection if, and when, interest rates begin to rise in a recovery.

Anthony J. Wilkins is the portfolio manager for the Loomis Sayles Intermediate Duration Fixed Income Fund.

                            AVERAGE ANNUAL RETURNS-PERIODS ENDED MARCH 31, 2002

--------------------------------------------------------------------------------------------------
                                                                                         SINCE
                                                             6 MONTHS* 1 YEAR 3 YEARS INCEPTION(a)
--------------------------------------------------------------------------------------------------
LOOMIS SAYLES INTERMEDIATE DURATION FIXED INCOME FUND         -0.69%   4.82%   6.59%     5.84%
Lipper Intermediate Investment Grade Debt Funds Index(b)       0.04%   4.85%   5.94%     5.72%
Lehman Brothers Government/Credit Intermediate Bond Index(c)  -0.14%   5.16%   6.39%     6.23%

                                     CUMULATIVE PERFORMANCE--1/28/98 TO 3/31/02
                                    [CHART]

                Loomis Sayles        Lipper              Lehman Brothers
                Intermediate      Intermediate          Government/Credit
                  Duration         Investment             Intermediate
                Fixed Income       Grade Debt                 Bond
                    Fund          Funds Index                Index
                -------------     ------------          -----------------
01/28/98          $10,000           $10,000                 $10,000
02/28/98           10,040             9,986                   9,992
03/31/98           10,080            10,022                  10,024
04/30/98           10,121            10,069                  10,075
05/31/98           10,181            10,160                  10,149
06/30/98           10,212            10,241                  10,213
07/31/98           10,253            10,262                  10,249
08/31/98           10,150            10,401                  10,410
09/30/98           10,191            10,634                  10,672
10/31/98           10,211            10,548                  10,662
11/30/98           10,305            10,601                  10,661
12/31/98           10,321            10,646                  10,704
01/31/99           10,417            10,712                  10,762
02/28/99           10,321            10,521                  10,604
03/31/99           10,460            10,604                  10,683
04/30/99           10,578            10,639                  10,716
05/31/99           10,427            10,531                  10,634
06/30/99           10,460            10,495                  10,641
07/31/99           10,438            10,458                  10,632
08/31/99           10,415            10,447                  10,640
09/30/99           10,559            10,562                  10,739
10/31/99           10,592            10,578                  10,767
11/30/99           10,648            10,591                  10,780
12/31/99           10,659            10,542                  10,745
01/31/00           10,625            10,505                  10,705
02/29/00           10,727            10,619                  10,794
03/31/00           10,830            10,750                  10,906
04/30/00           10,772            10,683                  10,882
05/31/00           10,726            10,664                  10,899
06/30/00           10,958            10,889                  11,091
07/31/00           11,063            10,982                  11,175
08/31/00           11,168            11,135                  11,307
09/30/00           11,286            11,208                  11,410
10/31/00           11,274            11,248                  11,462
11/30/00           11,393            11,427                  11,618
12/31/00           11,602            11,658                  11,832
01/31/01           11,867            11,863                  12,026
02/28/01           11,977            11,977                  12,140
03/31/01           12,086            12,023                  12,233
04/30/01           12,098            11,959                  12,200
05/31/01           12,234            12,032                  12,269
06/30/01           12,270            12,076                  12,315
07/31/01           12,482            12,369                  12,571
08/31/01           12,632            12,506                  12,696
09/30/01           12,757            12,602                  12,882
10/31/01           12,921            12,859                  13,095
11/30/01           12,896            12,697                  12,964
12/31/01           12,772            12,616                  12,892
01/31/02           12,785            12,707                  12,959
02/28/02           12,798            12,830                  13,062
03/31/02           12,669            12,607                  12,863


Foreign investments involve special risks including greater economic, political and currency fluctuation risks, which may be even greater in emerging markets. In addition, foreign countries may have different accounting standards than those of the U.S., which may adversely affect the value of the Fund.

Note: Past performance is no guarantee of future performance. Total returns assume reinvestment of dividends and capital gains distributions. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data reflects certain fee waivers and reimbursements. Without such waivers, performance would be lower.

(a)Inception date of the Loomis Sayles Intermediate Duration Fixed Income Fund is January 28, 1998. Since Lipper Intermediate Investment Grade Debt Funds Index and Lehman Brothers Government/Credit Intermediate Bond Index performance data is not available coincident with the Fund's inception date, comparative performance is presented from the month end closest to the Fund's inception date (January 31, 1998).
(b)The Lipper Intermediate Investment Grade Debt Funds Index is an equally weighted unmanaged index of typically the 30 largest mutual funds within the intermediate investment grade debt funds investment objective. Returns are adjusted for the reinvestment of capital gains distributions and income dividends. It is not possible to invest directly in an index. Source: Lipper Inc.
(c)The Lehman Brothers Government/Credit Intermediate Bond Index is an unmanaged index consisting of those bonds held within the Lehman Brothers Government/Credit Bond Index which have an average maturity of 1-10 years. The Lehman Brothers Government/Credit Bond Index consists of approximately 5,300 corporate and government issues with at least $100 million outstanding for government issues and $25 million for corporates and greater than 1 year maturity. The Index returns have not been lowered for ongoing management and operating expenses applicable to mutual fund investments. It is not possible to invest directly in an index. Source: Lehman Brothers.
*  Not annualized.



                                    [Graphic]
                         Loomis Sayles Investment Trust

                     [This Page Intentionally Left Blank]

FUND AND MANAGER REVIEW

LOOMIS SAYLES INVESTMENT GRADE FIXED INCOME FUND
--------------------------------------------------------------------------------

PERFORMANCE | The Loomis Sayles Investment Grade Fixed Income Fund attempts to achieve above-average total investment return through a combination of current income and capital appreciation. For the six-month period ended March 31, 2002, the Fund returned 3.45%, compared to the -0.41% return for the Fund's benchmark, the Lehman Brothers Government/Credit Bond Index. The Lipper Corporate Debt Funds BBB-Rated Average posted a total return of 0.24% for the same period.

PORTFOLIO REVIEW | Economic reports gradually shifted during the six-month period, from expecting further economic weakness to anticipating a sustainable recovery. The Federal Reserve Board helped foster investor optimism by cutting interest rates three times in the fourth quarter of 2001, which caused the Treasury yield curve to steepen. Investment-grade corporate bonds performed relatively well, adjusting to the higher Treasury yield curve with tighter spreads. High yield securities rebounded strongly during the period, following a severe downturn after the terrorist attacks of September 11, 2001. Emerging markets bonds also strengthened in response to the global economic recovery.

Our strategy was to position the Fund to take advantage of the recovering investment-grade and emerging markets bonds. The September 11, 2001 terrorist attacks resulted in a flight to quality in the investment-grade bond markets. As a result, many bonds suffered severe price declines. We increased our purchases of what we believe to be attractively priced issues, and as investors returned to the market, the Fund's performance was able to exceed the benchmark. The excess return was a result of tighter corporate spreads, a rebound in emerging market debt (particularly of Southeast Asia), and a strong rebound in high yield securities.

On the downside, the telecommunications sector continued to pose challenges, as excess capacity and intense competition in the long-distance market hurt the profitability of many companies.

OUTLOOK | We believe the Fund is positioned to take advantage of the rebound in the corporate bond market. We also remain hopeful that our investments in foreign bonds (bonds denominated in foreign currencies) will pay off as investors move out of the safe haven of the U.S. dollar and into other currencies.

Daniel J. Fuss and Steven J. Kaseta are the portfolio managers for the Loomis Sayles Investment Grade Fixed Income Fund.



                                    [Graphic]
                         Loomis Sayles Investment Trust

                            AVERAGE ANNUAL RETURNS-PERIODS ENDED MARCH 31, 2002

--------------------------------------------------------------------------------------
                                                                             SINCE
                                         6 MONTHS* 1 YEAR 3 YEARS 5 YEARS INCEPTION(a)
--------------------------------------------------------------------------------------
LOOMIS SAYLES INVESTMENT GRADE FIXED
INCOME FUND                                3.45%   7.70%   6.16%   7.33%     9.55%
Lipper Corporate Debt Funds BBB-Rated
Index(b)                                   0.54%   3.65%   4.61%   6.10%     6.95%
Lehman Brothers Government/Credit Bond
Index(c)                                  -0.41%   4.64%   6.16%   7.45%     7.55%

                                      CUMULATIVE PERFORMANCE--7/1/94 TO 3/31/02
                                    [CHART]

               Lipper Corporate         Loomis Sayles         Lehman Brothers
                  Debt Funds          Investment Grade       Government/Credit
               BBB- Rated Index        Fixed Income Fund          Bond Index
               ----------------       -----------------      -----------------
7/1/1994           $10,000                $10,000                $10,000
07/31/94            10,171                 10,120                 10,200
08/31/94            10,211                 10,310                 10,204
09/30/94            10,070                 10,078                 10,050
10/31/94            10,038                  9,987                 10,038
11/30/94            10,011                  9,915                 10,020
12/31/94            10,061                  9,974                 10,086
01/31/95            10,224                 10,152                 10,280
02/28/95            10,457                 10,573                 10,519
03/31/95            10,539                 10,753                 10,589
04/30/95            10,729                 11,051                 10,737
05/31/95            11,192                 11,618                 11,187
06/30/95            11,276                 11,822                 11,276
07/31/95            11,250                 11,745                 11,233
08/31/95            11,415                 11,964                 11,376
09/30/95            11,549                 12,270                 11,492
10/31/95            11,703                 12,435                 11,661
11/30/95            11,895                 12,755                 11,853
12/31/95            12,091                 12,989                 12,027
01/31/96            12,189                 13,214                 12,102
02/29/96            11,932                 12,909                 11,845
03/31/96            11,844                 12,909                 11,746
04/30/96            11,769                 12,806                 11,665
05/31/96            11,761                 12,874                 11,646
06/30/96            11,895                 13,071                 11,801
07/31/96            11,925                 13,106                 11,829
08/31/96            11,919                 13,187                 11,800
09/30/96            12,158                 13,598                 12,009
10/31/96            12,449                 14,166                 12,290
11/30/96            12,727                 14,665                 12,516
12/31/96            12,604                 14,406                 12,376
01/31/97            12,644                 14,382                 12,391
02/28/97            12,716                 14,529                 12,417
03/31/97            12,520                 14,233                 12,270
04/30/97            12,705                 14,444                 12,449
05/31/97            12,850                 14,683                 12,565
06/30/97            13,042                 14,959                 12,716
07/31/97            13,493                 15,722                 13,105
08/31/97            13,314                 15,276                 12,958
09/30/97            13,548                 15,687                 13,162
10/31/97            13,686                 15,829                 13,373
11/30/97            13,753                 15,855                 13,443
12/31/97            13,900                 15,932                 13,584
01/31/98            14,077                 16,105                 13,776
02/28/98            14,072                 16,198                 13,748
03/31/98            14,144                 16,372                 13,790
04/30/98            14,204                 16,412                 13,859
05/31/98            14,326                 16,521                 14,008
06/30/98            14,431                 16,535                 14,151
07/31/98            14,420                 16,326                 14,162
08/31/98            14,315                 15,469                 14,439
09/30/98            14,610                 15,927                 14,852
10/31/98            14,430                 15,788                 14,747
11/30/98            14,697                 16,365                 14,835
12/31/98            14,733                 16,463                 14,871
01/31/99            14,861                 16,780                 14,977
02/28/99            14,540                 16,520                 14,621
03/31/99            14,702                 16,942                 14,693
04/30/99            14,807                 17,352                 14,730
05/31/99            14,607                 17,028                 14,578
06/30/99            14,531                 16,859                 14,532
07/31/99            14,457                 16,627                 14,492
08/31/99            14,404                 16,558                 14,480
09/30/99            14,528                 16,685                 14,611
10/31/99            14,556                 16,634                 14,649
11/30/99            14,591                 16,748                 14,641
12/31/99            14,568                 16,872                 14,552
01/31/00            14,525                 16,864                 14,548
02/29/00            14,704                 17,355                 14,730
03/31/00            14,839                 17,613                 14,943
04/30/00            14,659                 17,179                 14,870
05/31/00            14,548                 17,061                 14,856
06/30/00            14,916                 17,550                 15,160
07/31/00            14,980                 17,767                 15,320
08/31/00            15,253                 18,114                 15,537
09/30/00            15,297                 17,976                 15,595
10/31/00            15,247                 17,657                 15,693
11/30/00            15,388                 17,928                 15,961
12/31/00            15,711                 18,396                 16,276
01/31/01            16,091                 18,823                 16,549
02/28/01            16,250                 19,018                 16,720
03/31/01            16,239                 18,822                 16,797
04/30/01            16,150                 18,764                 16,671
05/31/01            16,296                 19,046                 16,767
06/30/01            16,315                 19,121                 16,847
07/31/01            16,685                 19,614                 17,267
08/31/01            16,885                 20,128                 17,489
09/30/01            16,741                 19,597                 17,650
10/31/01            17,096                 20,239                 18,097
11/30/01            16,985                 20,250                 17,800
12/31/01            16,882                 20,092                 17,660
01/31/02            16,974                 20,273                 17,789
02/28/02            17,056                 20,417                 17,940
03/31/02            16,832                 20,272                 17,576

Foreign investments involve special risks including greater economic, political and currency fluctuation risks, which may be even greater in emerging markets. In addition, foreign countries may have different accounting standards than those of the U.S., which may adversely affect the value of the Fund. High yield securities are subject to a high degree of market and credit risk. In addition, the secondary market for these securities may lack liquidity which, in turn, may adversely affect the value of these securities and that of the Fund.

Note: Past performance is no guarantee of future performance. Total returns assume reinvestment of dividends and capital gains distributions. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data reflects certain fee waivers and reimbursements. Without such waivers, performance would be lower.

(a)Inception date of the Loomis Sayles Investment Grade Fixed Income Fund is July 1, 1994. Shares of the Fund were registered for offer and sale under the Securities Act of 1933 on March 7, 1997. In accordance with SEC regulations, performance information is provided for the period beginning on March 7, 1997 ("Registration"). For the convenience of our long-term shareholders, performance information is also provided for the period beginning on July 1, 1994 ("Inception"). Since Lipper Corporate Debt Funds BBB-Rated Index and Lehman Brothers Government/Credit Bond Index performance data is not available coincident with the inception and registration dates, comparative performance is presented from the month end closest to the inception and registration dates (June 30, 1994 and February 28, 1997, respectively).

                            AVERAGE ANNUAL RETURNS-PERIODS ENDED MARCH 31, 2002

-------------------------------------------------------------------------------------------------
                                                                                       SINCE
                                                 6 MONTHS* 1 YEAR 3 YEARS 5 YEARS REGISTRATION(a)
-------------------------------------------------------------------------------------------------
LOOMIS SAYLES INVESTMENT GRADE FIXED INCOME FUND   3.45%   7.70%   6.16%   7.33%       6.88%
Lipper Corporate Debt Funds BBB-Rated Index(b)     0.54%   3.65%   4.61%   6.10%       5.67%
Lehman Brothers Government/Credit Bond Index(c)   -0.41%   4.64%   6.16%   7.45%       7.07%

                                      CUMULATIVE PERFORMANCE--3/7/97 TO 3/31/02
                                     [CHART]

                  Lipper Corporate     Loomis Sayles         Lehman Brothers
                  Debt Funds           Investment Grade      Government/Credit
                  BBB-Rated Index      Fixed Income Fund     Bond Index
                  ---------------      -----------------     ------------------
  3/7/1997           $10,000               $10,000              $10,000
 4/30/1997             9,991                 9,984               10,026
 5/31/1997            10,105                10,149               10,119
 6/30/1997            10,256                10,340               10,241
 7/31/1997            10,611                10,868               10,554
 8/31/1997            10,470                10,559               10,436
 9/30/1997            10,654                10,843               10,600
10/31/1997            10,763                10,941               10,769
11/30/1997            10,815                10,959               10,826
12/31/1997            10,931                11,013               10,940
 1/31/1998            11,071                11,132               11,094
 2/28/1998            11,067                11,197               11,071
 3/31/1998            11,123                11,317               11,105
 4/30/1998            11,170                11,344               11,161
 5/31/1998            11,266                11,420               11,281
 6/30/1998            11,349                11,429               11,396
 7/31/1998            11,340                11,285               11,405
 8/31/1998            11,257                10,693               11,628
 9/30/1998            11,490                11,009               11,960
10/31/1998            11,348                10,913               11,876
11/30/1998            11,558                11,312               11,947
12/31/1998            11,586                11,380               11,976
 1/31/1999            11,687                11,599               12,061
 2/28/1999            11,434                11,419               11,774
 3/31/1999            11,562                11,711               11,833
 4/30/1999            11,645                11,994               11,862
 5/31/1999            11,488                11,770               11,740
 6/30/1999            11,427                11,653               11,703
 7/31/1999            11,370                11,493               11,671
 8/31/1999            11,327                11,445               11,661
 9/30/1999            11,425                11,533               11,767
10/31/1999            11,447                11,498               11,797
11/30/1999            11,475                11,576               11,791
12/31/1999            11,456                11,662               11,719
 1/31/2000            11,423                11,657               11,716
 2/29/2000            11,563                11,996               11,862
 3/31/2000            11,670                12,175               12,034
 4/30/2000            11,528                11,875               11,975
 5/31/2000            11,441                11,793               11,964
 6/30/2000            11,730                12,131               12,209
 7/31/2000            11,780                12,281               12,338
 8/31/2000            11,995                12,521               12,512
 9/30/2000            12,029                12,425               12,559
10/31/2000            11,991                12,205               12,638
11/30/2000            12,102                12,392               12,854
12/31/2000            12,355                12,716               13,108
 1/31/2001            12,654                13,011               13,328
 2/28/2001            12,779                13,146               13,465
 3/31/2001            12,771                13,010               13,527
 4/30/2001            12,701                12,970               13,425
 5/31/2001            12,815                13,165               13,503
 6/30/2001            12,830                13,217               13,567
 7/31/2001            13,121                13,558               13,906
 8/31/2001            13,279                13,913               14,084
 9/30/2001            13,165                13,546               14,214
10/31/2001            13,445                13,990               14,574
11/30/2001            13,357                13,998               14,335
12/31/2001            13,276                13,888               14,222
 1/31/2002            13,349                14,013               14,326
 2/28/2002            13,413                14,113               14,448
 3/31/2002            13,237                14,012               14,154



(b)The Lipper Corporate Debt Funds BBB-Rated Index is an equally weighted unmanaged index of typically the 30 largest mutual funds within the corporate debt funds BBB-rated investment objective. Returns are adjusted for the reinvestment of capital gains distributions and income dividends. It is not possible to invest directly in an index. Source: Lipper Inc.
(c)Lehman Brothers Government/Credit Bond Index is an unmanaged index which is a composite of approximately 5,300 corporate and government issues with at least $100 million outstanding for government issues and $25 million for corporates and greater than 1 year maturity. The Index returns have not been lowered for ongoing management and operating expenses applicable to mutual fund investments. It is not possible to invest directly in an index. Source:
   Lehman Brothers.
*  Not annualized.



                                    [Graphic]
                         Loomis Sayles Investment Trust

FUND AND MANAGER REVIEW

LOOMIS SAYLES MID CAP GROWTH FUND
--------------------------------------------------------------------------------

PERFORMANCE | The Loomis Sayles Mid Cap Growth Fund attempts to achieve long-term capital growth from investments in common stocks or their equivalent. For the six-month period ended March 31, 2002, the Fund returned 15.36%, compared to the 24.82% return for the Fund's benchmark, the Russell Midcap Growth Index. The Lipper Mid-Cap Growth Funds Average posted a total return of 17.65% for the same period.

PORTFOLIO REVIEW | Our key strategy is to find companies with strong fundamentals, rapid earnings growth, strong management and a solid business model. Our approach remained aggressive during the six-month period, with significant exposure to technology stocks. We also increased portfolio exposure to consumer discretionary holdings, which performed well due to relatively strong consumer spending.

The Fund underperformed the benchmark during the period. Focusing on stocks with the highest growth rates, coupled with the impact of severe market volatility, hurt the Fund's performance during the six-month period. Even within the Russell Midcap Growth Index, those stocks with slower growth rates and lower price to earnings ratios performed best. Many of the stock market's highest growth sectors, such as information technology, biotechnology, health care and services were hardest-hit, and the Fund's performance suffered due to significant exposure to these areas. Although we did have investments in the strong-performing consumer discretionary sector, including restaurant and retail stocks, the portfolio did not have a large enough consumer weighting to offset weakness in other industries.

OUTLOOK | We believe the stock market hit a bottom point in late September 2001 and that the early stages of a new bull market may be underway. Given this outlook, we remain focused on companies in which business is "good and getting better." Of course, the unpredictable course of world events will influence the stock market's behavior in the next several months.

Christopher R. Ely, Philip C. Fine and David L. Smith are the portfolio managers for the Loomis Sayles Mid Cap Growth Fund.

                             AVERAGE ANNUAL RETURNS-PERIOD ENDED MARCH 31, 2002

---------------------------------------------------------------------
                                                            SINCE
                                       6 MONTHS* 1 YEAR  INCEPTION(a)
---------------------------------------------------------------------
LOOMIS SAYLES MID CAP GROWTH FUND       15.36%   -21.83%   -28.81%
Lipper Mid-Cap Growth Funds Index/(b)/  15.80%    -0.43%   -10.19%
Russell Midcap Growth Index/(c)/        24.82%     4.70%    -9.53%

                                     CUMULATIVE PERFORMANCE--2/28/01 TO 3/31/02
                                    [CHART]

               Lipper Mid-Cap     Loomis Sayles Mid   Russell Midcap
             Growth Funds Index    Cap Growth Fund     Growth Index
             ------------------   -----------------   --------------
02/28/01          $10,000             $10,000            $10,000
03/31/01            8,939               8,840              8,569
04/30/01           10,118              10,290              9,997
05/31/01           10,201               9,840              9,950
06/30/01           10,161               9,540              9,955
07/31/01            9,627               8,580              9,284
08/31/01            8,982               7,530              8,611
09/30/01            7,686               5,990              7,188
10/31/01            8,114               6,580              7,944
11/30/01            8,781               7,280              8,799
12/31/01            9,162               7,370              9,133
01/31/02            8,812               7,110              8,836
02/28/02            8,374               6,380              8,335
03/31/02            8,901               6,910              8,971


Foreign investments involve special risks including greater economic, political and currency fluctuation risks, which may be even greater in emerging markets. In addition, foreign countries may have different accounting standards than those of the U.S., which may adversely affect the value of the Fund.

Small and mid-cap stocks may be more volatile and subject to wider value fluctuations than larger, more established companies. The secondary market of small and mid-cap stocks may be less liquid, or harder to sell, which could also adversely impact the Fund's value.

Note: Past performance is no guarantee of future performance. Total returns assume reinvestment of dividends and capital gains distributions. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data reflects certain fee waivers and reimbursements. Without such waivers, performance would be lower.

(a)Inception date of the Loomis Sayles Mid Cap Growth Fund is February 28, 2001.
(b)The Lipper Mid-Cap Growth Funds Index is an equally weighted unmanaged index of typically the 30 largest mutual funds within the mid-cap growth funds investment objective. Returns are adjusted for the reinvestment of capital gains distributions and income dividends. It is not possible to invest directly in an index. Source: Lipper Inc.
(c)The Russell Midcap Growth Index is an unmanaged index which measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth Index. The index returns have not been lowered for ongoing management and operating expenses applicable to mutual fund investments. It is not possible to invest directly in an index.
* Not annualized.



                                    [Graphic]
                         Loomis Sayles Investment Trust

                     [This Page Intentionally Left Blank]

FUND AND MANAGER REVIEW


LOOMIS SAYLES PROVIDENT FUND
--------------------------------------------------------------------------------

PERFORMANCE | The Loomis Sayles Provident Fund attempts to achieve long-term capital growth. For the six-month period ended March 31, 2002, the Fund had a total return of 11.03%, compared to the 10.97% total return for the Fund's benchmark, the S&P 500 Index. The Lipper Multi-Cap Core Funds Average posted a total return of 12.95% for the same period.

PORTFOLIO REVIEW | As the economic indicators became more positive and GDP (Gross Domestic Product) forecasts moved up during the period, we deployed a portion of the portfolio's cash into the consumer discretionary (retail, media and apparel holdings) and energy sectors. This strategy was effective, as all these purchases performed well. Nevertheless, the portfolio's relatively large cash position and underperformance in the telecommunications sector largely offset the gains realized in the consumer discretionary and energy sectors. As a result, the Fund's performance matched that of the benchmark index for the six-month period.

The Fund's technology and telecommunications holdings were the sources of the largest shortfalls in the portfolio. Constant downward revisions in capital expenditures in the sectors, combined with valuations that left little room for disappointment, caused the declines.

OUTLOOK | The consensus economic outlook remains positive, and we believe the Fund is positioned to take advantage of that sentiment. Nevertheless, a number of factors make this period different from past recoveries. For example:

.. Valuations even on optimistic earnings estimates are at unprecedented levels for a recovery period;

.. More conservative accounting standards may reduce substantially the reported earnings of many companies;

.. Earnings expectations in the technology sector appear to be too aggressive;

.. Ongoing conflict in the Middle East threatens to ignite worldwide political instability; and

.. Growing signs indicate that foreign funds flows into the United States may be insufficient to finance what may be a large and rapidly growing current account deficit. This could lead to a weakening dollar and rising inflation.

Because of these factors, we believe that greater-than-usual caution is in order. We are prepared to retreat quickly and shift to more favorable sectors in the event that any of these concerns materialize.

Quentin Faulkner is the portfolio manager for the Loomis Sayles Provident Fund.



                                    [Graphic]
                         Loomis Sayles Investment Trust

                            AVERAGE ANNUAL RETURNS-PERIODS ENDED MARCH 31, 2002

----------------------------------------------------------------------------------
                                                                         SINCE
                                     6 MONTHS* 1 YEAR 3 YEARS 5 YEARS INCEPTION(a)
----------------------------------------------------------------------------------
LOOMIS SAYLES PROVIDENT FUND          11.03%   0.90%   6.43%  14.05%     13.62%
Lipper Multi-Cap Core Funds Index(b)  13.27%   0.68%   0.52%   9.18%     10.90%
S&P 500 Index(c)                      10.97%   0.21%  -2.54%  10.17%     12.68%

                                     CUMULATIVE PERFORMANCE--10/1/95 TO 3/31/02
                           [CHART]



                    Lipper           Loomis
                   Multi-Cap         Sayles         S&P
                  Core Funds       Provident        500
                    Index             Fund         Index
                  ---------        ----------     -------
 10/1/195          $10,000          $10,000       $10,000
11/30/1995          10,278           10,040        10,402
12/31/1995          10,424           10,042        10,602
1/31/1996           10,694           10,032        10,963
2/29/1996           10,914           10,213        11,065
3/31/1996           11,056           10,213        11,171
4/30/1996           11,324           10,443        11,336
5/31/1996           11,545           10,604        11,628
6/30/1996           11,422           10,533        11,672
7/31/1996           10,863            9,952        11,157
8/31/1996           11,226           10,283        11,392
9/30/1996           11,795           10,824        12,034
10/31/1996          11,942           11,085        12,365
11/30/1996          12,713           11,886        13,300
12/31/1996          12,558           11,609        13,036
1/31/1997           13,153           12,337        13,851
2/28/1997           13,114           12,236        13,959
3/31/1997           12,629           11,882        13,386
4/30/1997           13,067           12,408        14,185
5/31/1997           13,948           12,924        15,048
6/30/1997           14,475           13,136        15,724
7/31/1997           15,574           14,148        16,974
8/31/1997           15,147           13,511        16,023
9/30/1997           15,979           13,987        16,900
10/31/1997          15,378           13,532        16,336
11/30/1997          15,639           13,592        17,092
12/31/1997          15,858           13,430        17,386
1/31/1998           15,946           13,649        17,578
02/28/1998          17,085           14,656        18,846
3/31/1998           17,887           15,390        19,811
4/30/1998           18,080           15,697        20,010
5/31/1998           17,584           15,248        19,666
6/30/1998           18,078           15,719        20,465
7/31/1998           17,709           15,839        20,247
8/31/1998           14,952           13,528        17,324
9/30/1998           15,661           14,886        18,429
10/31/1998          16,729           15,511        19,929
11/30/1998          17,626           16,256        21,137
12/31/1998          18,821           18,026        22,354
1/31/1999           19,446           18,623        23,289
2/28/1999           18,697           17,997        22,565
3/31/1999           19,287           19,017        23,469
4/30/1999           20,074           19,570        24,377
5/31/1999           19,849           19,279        23,801
6/30/1999           20,822           20,546        25,125
7/31/1999           20,364           20,444        24,338
8/31/1999           20,009           20,196        24,217
9/30/1999           19,510           19,599        23,553
10/31/1999          20,500           19,861        25,044
11/30/1999          21,160           19,992        25,558
12/31/1999          22,730           21,374        27,058
1/31/2000           22,088           20,736        25,698
2/29/2000           22,939           21,836        25,212
3/31/2000           24,409           23,971        27,678
4/30/2000           23,503           23,971        26,845
5/31/2000           22,686           24,301        26,294
6/30/2000           23,643           23,949        26,943
7/31/2000           23,273           23,487        26,521
8/31/2000           24,915           25,336        28,169
9/30/2000           23,771           24,566        26,682
10/31/2000          23,502           24,544        26,569
11/30/2000          21,501           23,927        24,474
12/31/2000          21,971           25,093        24,594
1/31/2001           22,730           24,043        25,466
2/28/2001           20,684           23,478        23,144
3/31/2001           19,457           22,724        21,678
4/30/2001           21,033           23,532        23,363
5/31/2001           21,210           23,720        23,519
6/30/2001           20,845           22,832        22,947
7/31/2001           20,426           22,589        22,721
8/31/2001           19,269           21,674        21,298
9/30/2001           17,294           20,651        19,577
10/31/2001          17,763           21,001        19,952
11/30/2001          19,158           21,755        21,480
12/31/2001          19,607           22,161        21,674
1/31/2002           19,174           21,968        21,349
2/28/2002           18,827           21,887        20,939
3/31/2002           19,589           22,928        21,724

Foreign investments involve special risks including greater economic, political and currency fluctuation risks, which may be even greater in emerging markets. In addition, foreign countries may have different accounting standards than those of the U.S., which may adversely affect the value of the Fund.

Note: Past performance is no guarantee of future performance. Total returns assume reinvestment of dividends and capital gains distributions. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data reflects certain fee waivers and reimbursements. Without such waivers, performance would be lower.

(a)Inception date of the Loomis Sayles Provident Fund is October 1, 1995. Shares of the Fund were registered for offer and sale under the Securities Act of 1933 on March 7, 1997. In accordance with SEC regulations, performance information is provided for the period beginning on March 7, 1997 ("Registration"). For the convenience of our long-term shareholders, performance information is also provided for the period beginning on October 1, 1995 ("Inception"). Since Lipper Multi-Cap Core Funds Index and S&P 500 Index performance data is not available coincident with the inception and registration dates, comparative performance is presented from the month end closest to the inception and registration dates (September 30, 1995 and February 28, 1997, respectively).

                            AVERAGE ANNUAL RETURNS-PERIODS ENDED MARCH 31, 2002

-------------------------------------------------------------------------------------
                                                                           SINCE
                                     6 MONTHS* 1 YEAR 3 YEARS 5 YEARS REGISTRATION(a)
-------------------------------------------------------------------------------------
LOOMIS SAYLES PROVIDENT FUND          11.03%   0.90%   6.43%  14.05%      12.88%
Lipper Multi-Cap Core Funds Index(b)  13.27%   0.68%   0.52%   9.18%       8.21%
S&P 500 Index(c)                      10.97%   0.21%  -2.54%  10.17%       9.09%

CUMULATIVE PERFORMANCE--3/7/97 TO
                                                                        3/31/02
                                    [CHART]

                       Loomis Sayles                           Lipper Multi-Cap
                      Provident Fund            S&P 500        Core Funds Index
                      --------------           ---------       ----------------
  3/7/1997               $10,000               $10,000              $10,000
 4/30/1997                10,000                10,162                9,964
 5/31/1997                10,415                10,780               10,636
 6/30/1997                10,587                11,264               11,037
 7/31/1997                11,402                12,160               11,876
 8/31/1997                10,889                11,478               11,550
 9/30/1997                11,272                12,107               12,185
10/31/1997                10,905                11,703               11,726
11/30/1997                10,954                12,244               11,926
12/31/1997                10,823                12,455               12,092
 1/31/1998                11,000                12,592               12,160
 2/28/1998                11,812                13,500               13,028
 3/31/1998                12,403                14,192               13,639
 4/30/1998                12,650                14,335               13,787
 5/31/1998                12,288                14,088               13,409
 6/30/1998                12,668                14,661               13,785
 7/31/1998                12,765                14,504               13,504
 8/31/1998                10,902                12,411               11,401
 9/30/1998                11,997                13,202               11,942
10/31/1998                12,500                14,276               12,757
11/30/1998                13,101                15,142               13,441
12/31/1998                14,528                16,014               14,352
 1/31/1999                15,009                16,683               14,828
 2/28/1999                14,504                16,165               14,257
 3/31/1999                15,326                16,812               14,707
 4/30/1999                15,771                17,463               15,307
 5/31/1999                15,537                17,050               15,136
 6/30/1999                16,558                17,999               15,878
 7/31/1999                16,476                17,435               15,528
 8/31/1999                16,276                17,348               15,257
 9/30/1999                15,795                16,873               14,877
10/31/1999                16,006                17,941               15,632
11/30/1999                16,112                18,309               16,135
12/31/1999                17,225                19,384               17,332
 1/31/2000                16,711                18,410               16,843
 2/29/2000                17,598                18,061               17,492
 3/31/2000                19,318                19,828               18,613
 4/30/2000                19,318                19,231               17,922
 5/31/2000                19,584                18,836               17,299
 6/30/2000                19,301                19,301               18,028
 7/31/2000                18,928                18,999               17,747
 8/31/2000                20,418                20,179               18,999
 9/30/2000                19,797                19,114               18,126
10/31/2000                19,780                19,033               17,921
11/30/2000                19,283                17,533               16,395
12/31/2000                20,222                17,618               16,754
 1/31/2001                19,376                18,243               17,332
 2/28/2001                18,921                16,580               15,772
 3/31/2001                18,313                15,530               14,837
 4/30/2001                18,964                16,736               16,039
 5/31/2001                19,116                16,849               16,174
 6/30/2001                18,400                16,438               15,895
 7/31/2001                18,205                16,277               15,576
 8/31/2001                17,467                15,258               14,693
 9/30/2001                16,642                14,024               13,187
10/31/2001                16,924                14,293               13,545
11/30/2001                17,532                15,388               14,609
12/31/2001                17,859                15,527               14,951
 1/31/2002                17,704                15,294               14,621
 2/28/2002                17,638                15,000               14,356
 3/31/2002                18,478                15,563               14,938



(b)The Lipper Multi-Cap Core Funds Index is an equally weighted unmanaged index of typically the 30 largest mutual funds within the multi-cap core funds investment objective. Returns are adjusted for the reinvestment of capital gains distributions and income dividends. It is not possible to invest directly in an index. Source: Lipper Inc.
(c)The S&P 500 Index is a capitalization-weighted, total return unmanaged index comprised of 500 widely held common stocks, representing industrial, utility, transportation, and financial companies traded on the New York Stock Exchange, the American Stock Exchange and in the over-the-counter market. The index returns have not been reduced for ongoing management and operating expenses applicable to mutual fund investments. It is not possible to invest directly in an index.
* Not annualized.



                                    [Graphic]
                         Loomis Sayles Investment Trust

FUND AND MANAGER REVIEW

LOOMIS SAYLES SMALL COMPANY GROWTH FUND
--------------------------------------------------------------------------------

PERFORMANCE | The Loomis Sayles Small Company Growth Fund attempts to achieve long-term capital growth from investments in common stocks or their equivalent. For the six-month period ended March 31, 2002, the Fund returned 15.86%, compared to the 23.69% return for the Fund's benchmark, the Russell 2000 Growth Index. The Lipper Small-Cap Growth Funds Average and Russell 2000 Index posted a total return of 20.35% and 25.91% respectively, for the same period.

PORTFOLIO REVIEW | Our primary investment strategy is focused on finding companies with strong fundamentals, rapid earnings growth, strong management, and a solid business model. We remained aggressive during the six-month period, with a significant position in technology stocks and increased exposure to consumer discretionary stocks. As investor expectations improved in the fourth quarter of 2001, these stocks rallied sharply. But many sold off quickly, due to earnings concerns.

The Fund underperformed the benchmark during the period. A number of factors hurt the Fund's performance, including the lack of micro-cap exposure during the fourth quarter of 2001, maintaining exposure to the names with the highest growth rates, and the impact of volatility. Areas such as information technology, biotechnology, health care and services were hit the hardest, and the Fund's performance suffered due to significant weightings in these areas. Despite a strong performance during the fourth quarter of 2001, the Fund's holdings in technology stocks, in particular software issues, stumbled during the early part of 2002. Some of the weakest software issues were WebEx Communications, Inc. and McAfee.Com Corp. Although we did have exposure to areas in the consumer discretionary sector, including restaurants, consumer electronics and retail, we did not have high enough weightings in these strong industries to offset the weakness in other areas. In addition to the above mentioned factors, the Fund's performance was hurt by stock and industry selection and trade timing during the period.

OUTLOOK | We believe the stock market hit a bottom point in late September 2001 and that the early stages of a new bull market may be underway. Given this outlook, we remain focused on companies in which business is "good and getting better." Of course, the unpredictable course of world events will influence the stock market's behavior in the next several months.

Christopher R. Ely, Philip C. Fine and David L. Smith are the portfolio managers for the Loomis Sayles Small Company Growth Fund.

                            AVERAGE ANNUAL RETURNS-PERIODS ENDED MARCH 31, 2002

     ---------------------------------------------------------------------
                                                                 SINCE
                                             6 MONTHS* 1 YEAR INCEPTION(a)
     ---------------------------------------------------------------------
     LOOMIS SAYLES SMALL COMPANY GROWTH FUND  15.86%   -8.87%    -1.79%
     Lipper Small-Cap Growth Funds Index(b)   20.88%    5.73%     8.30%
     Russell 2000 Growth Index(c)             23.69%    4.95%    -2.70%
     Russell 2000 Index(d)                    25.91%   13.98%     6.94%

                                      CUMULATIVE PERFORMANCE--5/7/99 TO 3/31/02
                                    [CHART]


                 Lipper
                Small-Cap       Loomis Sayles      Russell
               Growth Funds     Small Company    2000 Growth    Russell 2000
                  Index          Growth Fund        Index           Index
                ------------    -------------    -----------    ------------
 5/7/99         $10,000          $10,000          $10,000         $10,000
6/30/99          10,996           11,320           10,543          10,605
7/31/99          10,957           10,910           10,217          10,314
8/31/99          10,803           11,050            9,835           9,932
9/30/99          11,195           11,670           10,025           9,934
10/31/99         11,847           13,170           10,282           9,975
11/30/99         13,342           14,460           11,369          10,570
12/31/99         16,033           17,770           13,373          11,767
1/31/00          15,866           17,940           13,248          11,578
2/29/00          20,514           24,560           16,331          13,490
3/31/00          18,904           21,390           14,614          12,600
4/30/00          16,567           19,010           13,139          11,842
5/31/00          15,213           16,680           11,988          11,152
6/30/00          17,892           20,520           13,537          12,124
7/31/00          16,728           17,430           12,377          11,734
8/31/00          18,527           20,470           13,678          12,629
9/30/00          17,609           19,780           12,999          12,258
10/31/00         16,288           17,830           11,944          11,711
11/30/00         13,514           13,340            9,775          10,509
12/31/00         14,710           15,030           10,373          11,411
1/31/01          15,158           14,644           11,213          12,005
2/28/01          13,217           11,651            9,676          11,218
3/31/01          11,933           10,412            8,796          10,669
4/30/01          13,222           11,782            9,873          11,504
5/31/01          13,580           11,448           10,102          11,786
6/30/01          13,923           11,458           10,377          12,193
7/31/01          13,146           10,828            9,492          11,533
8/31/01          12,368           10,017            8,899          11,161
9/30/01          10,438            8,190            7,463           9,658
10/31/01         11,203            9,002            8,181          10,224
11/30/01         12,071            9,651            8,864          11,015
12/31/01         12,802           10,169            9,416          11,695
1/31/02          12,415            9,641            9,081          11,573
2/28/02          11,664            8,677            8,493          11,256
3/31/02          12,618            9,489            9,231          12,161

Foreign investments involve special risks including greater economic, political and currency fluctuation risks, which may be even greater in emerging markets. In addition, foreign countries may have different accounting standards than those of the U.S., which may adversely affect the value of the Fund.

Small and mid-cap stocks may be more volatile and subject to wider value fluctuations than larger, more established companies. The secondary market of small and mid-cap stocks may be less liquid, or harder to sell, which could also adversely impact the Fund's value.

Note: Past performance is no guarantee of future performance. Total returns assume reinvestment of dividends and capital gains distributions. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data reflects certain fee waivers and reimbursements. Without such waivers, performance would be lower.

(a)Inception date of the Loomis Sayles Small Company Growth Fund is May 7, 1999. Since Lipper Small-Cap Growth Funds Index, Russell 2000 Growth Index and Russell 2000 Index performance data is not available coincident with the Fund's inception date, comparative performance is presented from the month end closest to the Fund's inception date (April 30, 1999).
(b)The Lipper Small-Cap Growth Funds Index is an equally weighted unmanaged index of typically the 30 largest mutual funds within the small-cap growth funds investment objective. Returns are adjusted for the reinvestment of capital gains distributions and income dividends. It is not possible to invest directly in an index. Source: Lipper Inc.
(c)The Russell 2000 Growth Index is an unmanaged index comprised of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The index returns have not been lowered for ongoing management and operating expenses applicable to mutual fund investments. It is not possible to invest directly in an index. Source:
   Russell.
(d)The Russell 2000 Index is an unmanaged index comprised of the 2,000 smallest companies in the Russell 3000 Index (a broad market index), representing approximately 8% of the Russell 3000 Index total market capitalization. The index returns have not been reduced for ongoing, management and operating expenses applicable to mutual fund investments. It is not possible to invest directly in an index.
*  Not annualized.



                                    [Graphic]
                         Loomis Sayles Investment Trust

                     [This Page Intentionally Left Blank]

LOOMIS SAYLES CALIFORNIA TAX-FREE INCOME FUND
PORTFOLIO OF INVESTMENTS--AS OF MARCH 31, 2002 [UNAUDITED]

                                                                                 Face
                                                                               Amount      Value +
--------------------------------------------------------------------------------------------------
BONDS AND NOTES - 0.3% OF NET ASSETS

FINANCIAL SERVICES --0.3%
 The FINOVA Group, Inc., 7.500%, 11/15/09                                    $150,000 $     52,125
                                                                                      ------------
 TOTAL BONDS AND NOTES
  (Identified Cost $111,375)                                                                52,125
                                                                                      ------------

MUNICIPAL BONDS AND NOTES - 91.6% OF NET ASSETS
 California Health Facilities Authority Revenue, Series A,
  (MBIA Insured), 5.550%, 8/15/25                                             300,000      303,078
 California Housing Finance Agency, (MBIA Insured), 5.500%,
  8/01/17                                                                     500,000      504,760
 California Pollution Control, 5.000%, 4/01/08                                425,000      453,632
 California Pollution Control, Series A, 5.900%, 6/01/14                      300,000      308,421
 California State Department of Transportation, Certificate
  Participation, Refunding Series A, (MBIA Insured), 5.250%,
  3/01/16                                                                     500,000      512,215
 California State General Obligations, 5.000%, 2/01/18                        500,000      487,590
 California State General Obligations, 5.750%, 3/01/13                        505,000      536,977
 California State General Obligations, (MBIA Insured), 6.000%,
  10/01/14 (Prerefunded 10/1/02 @ 102)                                        240,000      249,660
 California State General Obligations, (MBIA Insured), 6.000%,
  10/01/14                                                                     10,000       10,368
 California State Public Works Board, Community College,
  5.200%, 3/01/06                                                             200,000      210,452
 California State Public Works Board, Community College,
  5.200%, 4/01/07                                                             500,000      524,445
 California State Public Works Lease, 5.400%, 4/01/04                         200,000      209,424
 California State Public Works Lease Revenue, Department of
  Corrections, Series D, 5.375%, 11/01/14                                     500,000      517,120
 California Statewide Community Development, St. Joseph
  Health Systems, 4.750%, 7/01/16                                             500,000      464,810
 Dallas, Texas, Fort Worth International Airport Revenue, Series
  A (FGIC Insured), 5.500%, 11/01/20                                          300,000      296,547
 East Bay California Municipal Utility Water Systems, 6.000%,
  6/01/12                                                                     500,000      513,460
 Fresno, California, Unified School District, Series D, (FSA
  Insured), 5.125%, 8/01/18                                                   500,000      504,855
 Industry, California, (MBIA insured), 5.700%, 7/01/18                        290,000      301,264
 Los Angeles State Building Authority, Lease Revenue, 5.375%,
  5/01/06                                                                     300,000      319,059
 Los Angeles, California, Unified School District, Series C,
  (MBIA Insured), 5.625%, 7/01/15                                             500,000      538,050
 Palo Alto, California, Unified School District, Series B,
  5.375%, 8/01/21                                                             600,000      610,956
 Riverside, California, Electric Revenue, (MBIA Insured),
  5.200%, 10/01/08                                                            230,000      239,839
 Sacramento, California, Municipal Utility District, 5.700%,
  5/15/12                                                                     300,000      312,015
 Sacramento, California, Municipal Utility District, Series P,
  (FSA Insured ), 5.250%, 8/15/17 (Prerefunded 7/01/05 @ 101)                 600,000      613,476



                                    [Graphic]
                         Loomis Sayles Investment Trust

PORTFOLIO OF INVESTMENTS--AS OF MARCH 31, 2002 [UNAUDITED]

                                                                      Face
                                                                    Amount       Value +
------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES - CONTINUED
 Sacramento, California, Power Authority, 6.000%,
  7/01/02                                                       $  500,000 $    504,170
 Sacramento, California, Unified School District,
  Election of 1999 Series B, (FGIC Insured),
  5.000%, 7/01/19                                                  500,000      491,955
 San Diego, California, Open Space Park Facility,
  District One, 5.750%, 1/01/08                                    250,000      262,647
 San Diego, California, Redevelopment Agency
  Muni, Tax Allocation Centre City Redevelopment
  Project, (FSA Insured), 5.250%, 9/01/20                          500,000      503,395
 San Francisco, California, Bay Area Rapid
  Transit District, (FGIC Insured ), 5.450%,
  7/01/08 (Prefunded 7/01/05 @ 101)                                 90,000       96,447
 San Francisco, California, Bay Area Rapid
  Transit District, (FGIC Insured ), 5.450%,
  7/01/08                                                          110,000      116,285
 San Francisco, California, City & County
  International Airport Revenue, (AMBAC Insured),
  6.200%, 5/01/04 (Prerefunded 5/01/02 @ 102)                      120,000      122,819
 San Francisco, California, City & County
  International Airport Revenue, (AMBAC Insured),
  6.200%, 5/01/04                                                  180,000      184,228
 San Francisco, California, City & County Public
  Utility Water Revenue, Series A, 6.375%,
  11/01/06                                                         500,000      520,090
 San Francisco, California, City & County
  Redevelopment Project, Series B, 5.200%,
  8/01/08 (Prerefunded 8/01/03 @ 100)                              250,000      259,653
 San Francisco, California, Public Utilities,
  6.000%, 11/01/15                                                 500,000      507,530
 San Francisco, California, State Building
  Authority, 5.125%, 10/01/07                                      250,000      265,975
 San Jose, California, Airport Revenue, (FGIC
  Insured), 5.875%, 3/01/07                                        200,000      214,834
 Southern California, Public Power Transmission
  Revenue, (MBIA Insured), 5.250%, 7/01/10                         500,000      536,050
 Turlock, California, Irrigation District
  Revenue, (MBIA Insured), 5.750%, 1/01/18                         500,000      502,480
 University of California Revenue, Series B,
  6.500%, 9/01/03                                                  300,000      317,088
 Utah State Board Regents Revenue, Hospital,
  University of Utah, 5.250%, 8/01/07                              400,000      417,672
                                                                           ------------
                                                                             15,365,791
                                                                           ------------
 TOTAL MUNICIPAL BONDS AND NOTES
  (Identified Cost $15,256,079)                                              15,365,791
                                                                           ------------

SHORT-TERM INVESTMENT-9.8% OF NET ASSETS
 Repurchase Agreement with State Street Corp.,
  dated 3/28/02 at 0.850% to be repurchased at
  $1,651,156 on 4/01/02 collateralized by
  $1,275,000 U.S. Treasury Bond, 8.750% due
  8/15/20 with a value of $1,684,153                             1,651,000    1,651,000
                                                                           ------------
 TOTAL SHORT-TERM INVESTMENT
  (Identified Cost $1,651,000)                                                1,651,000
                                                                           ------------
TOTAL INVESTMENTS--101.7%
 (IDENTIFIED COST $17,018,454)@                                              17,068,916
 Liabilities, Less Cash and Other Assets--(1.7%)                               (286,784)
                                                                           ------------
NET ASSETS--100%                                                           $ 16,782,132
                                                                           ============

PORTFOLIO OF INVESTMENTS--AS OF MARCH 31, 2002 [UNAUDITED]

+  See Note 1.
@ At March 31, 2002, the net unrealized appreciation on investments based on cost of $17,018,454 for federal income tax purposes was as follows:
   Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $258,388 and $207,926, respectively, resulting in net unrealized appreciation of $50,462.

Key to Abbreviations:
AMBAC: American Municipal Bond Assurance Corporation
FGIC: Federal Guaranty Insurance Corporation
FSA: Financial Security Assurance
MBIA: Municipal Bond Insurance Association

    TEN LARGEST HOLDINGS BY MUNICIPAL CLASSIFICATION AT MARCH 31, 2002 AS A
                           PERCENTAGE OF NET ASSETS

                         General Obligations      22.5%
                         Utilities                13.0%
                         Revenue                  12.6%
                         Public Works             11.9%
                         Healthcare--Services      7.1%
                         Education                 6.3%
                         Water & Sewer             6.1%
                         Municipals                4.7%
                         Transportation & Highway  4.3%
                         Air Transport             1.8%

                See accompanying notes to financial statements.



                                    [Graphic]
                         Loomis Sayles Investment Trust

LOOMIS SAYLES CORE FIXED INCOME FUND
PORTFOLIO OF INVESTMENTS--AS OF MARCH 31, 2002 [UNAUDITED]

                                                         Face
                                                       Amount      Value +
      --------------------------------------------------------------------------
      BONDS AND NOTES - 96.1% OF NET ASSETS

      AIRLINES--0.5%
       Delta Air Lines, Inc., 7.700%, 12/15/05      $  85,000    $     83,623
                                                                 ------------

      ASSET-BACKED SECURITIES--2.6%
       Comed Transitional Funding Trust, Class A,
        5.630%, 6/25/09                               440,000         445,545
                                                                 ------------

      BANKS/SAVINGS & LOANS--4.5%
       Standard Federal Bank, 7.750%, 7/17/06         450,000         481,014
       Wachovia Corp., 4.950%, 11/01/06               300,000         291,408
                                                                 ------------
                                                                      772,422
                                                                 ------------

      CABLE--0.8%
       Charter Communications Holdings, 10.000%,
        4/01/09                                       150,000         144,000
                                                                 ------------

      CHEMICALS--2.0%
       IMC Global, Inc., 7.625%, 11/01/05             100,000          96,102
       Lyondell Chemical Co., 10.875%, 5/01/09        250,000         246,875
                                                                 ------------
                                                                      342,977
                                                                 ------------

      FINANCIAL SERVICES--6.2%
       Case Credit Corp., 6.125%, 2/15/03              50,000          48,000
       Household Finance Corp., 7.200%, 7/15/06       300,000         308,131
       Newcourt Credit Group, Inc., 6.875%, 2/16/05   300,000         297,003
       Sears Roebuck Acceptance Corp., 7.000%,
        6/15/07                                       400,000         414,836
                                                                 ------------
                                                                    1,067,970
                                                                 ------------

      FOREST & PAPER PRODUCTS--3.9%
       Boise Cascade Corp., 9.800%, 4/15/03           200,000         209,260
       Boise Cascade Corp., 9.980%, 3/27/03           200,000         210,390
       Georgia-Pacific Group, 7.375%, 12/01/25        310,000         247,929
                                                                 ------------
                                                                      667,579
                                                                 ------------

      FUNERAL SERVICES--0.6%
       Service Corp. International, 6.000%,
        12/15/05                                      120,000         110,250
                                                                 ------------

      GOVERNMENT AGENCIES--5.4%
       Federal Home Loan Mortgage Corp., 5.750%,
        4/15/08                                       625,000         630,763
       Federal National Mortgage Association,
        6.375%, 6/15/09                               300,000         309,984
                                                                 ------------
                                                                      940,747
                                                                 ------------

      INVESTMENT BANKING--2.7%
       Lehman Brothers Holdings, Inc., 7.375%,
        1/15/07                                       435,000         459,299
                                                                 ------------

      LODGING & HOTEL--0.5%
       Host Marriott Corp., Series B, 7.875%,
        8/01/08                                        90,000          88,650
                                                                 ------------

      MACHINERY--0.2%
       Case Corp., 7.250%, 8/01/05                     20,000          15,600
       Case Corp., Series B, 6.250%, 12/01/03          20,000          18,903
                                                                 ------------
                                                                       34,503
                                                                 ------------

      MEDIA & ENTERTAINMENT--2.1%
       Clear Channel Communications, Inc., 7.875%,
        6/15/05                                       350,000         366,237
                                                                 ------------

PORTFOLIO OF INVESTMENTS--AS OF MARCH 31, 2002 [UNAUDITED]

                                                              Face
                                                            Amount   Value +
  ----------------------------------------------------------------------------
  BONDS AND NOTES - CONTINUED

  METALS & MINING--0.2%
   Cyprus Amax Minerals Co., 7.375%, 5/15/07              $ 35,000 $    31,823
                                                                   -----------

  MORTGAGE RELATED--27.3%
   Federal Home Loan Mortgage Corp., 6.500%, 12/15/14      150,000     150,562
   Federal Home Loan Mortgage Corp., 6.500%, 1/01/27        67,668      67,605
   Federal Home Loan Mortgage Corp., 8.000%, 7/01/25         9,398       9,906
   Federal Home Loan Mortgage Corp., 8.000%, 12/01/26       22,770      23,958
   Federal National Mortgage Association, 6.000%, 5/01/16  502,762     500,877
   Federal National Mortgage Association, 6.000%, 9/01/16  357,844     356,502
   Federal National Mortgage Association, 6.000%,
    11/01/16                                               395,111     393,629
   Federal National Mortgage Association, 6.500%,
    11/25/14                                               170,000     170,477
   Federal National Mortgage Association, 6.500%,
    10/01/31                                               600,001     596,809
   Federal National Mortgage Association, 6.500%,
    12/01/31                                               523,141     520,358
   Federal National Mortgage Association, 7.000%, 4/01/16  626,690     648,818
   Federal National Mortgage Association, 7.500%, 1/01/27   52,598      54,784
   Federal National Mortgage Association, 7.500%,
    12/01/30                                               290,921     301,194
   Federal National Mortgage Association, 8.000%, 6/01/15  301,299     316,834
   Government National Mortgage Association, 6.500%,
    4/15/26                                                 71,396      71,440
   Government National Mortgage Association, 8.500%,
    4/15/23                                                 28,102      30,288
   Government National Mortgage Association, 8.500%,
    4/15/30                                                218,558     232,467
   Government National Mortgage Association, 9.500%,
    9/15/20                                                 43,442      47,692
   Residential Funding Mortgage, Inc., 6.750%, 12/25/14    222,555     226,832
                                                                   -----------
                                                                     4,721,032
                                                                   -----------

  NATURAL GAS--3.7%
   Columbia Gas Systems, Inc., 7.050%, 11/28/07            675,000     642,614
                                                                   -----------

  OIL & GAS--1.7%
   El Paso Co., 6.500%, 5/15/06                            300,000     293,493
                                                                   -----------

  OIL & GAS DRILLING EQUIPMENT--2.6%
   Ensco International, Inc., 6.750%, 11/15/07             350,000     343,721
   Transocean Sedco Forex, Inc., 6.750%, 4/15/05           100,000     101,922
                                                                   -----------
                                                                       445,643
                                                                   -----------

  OIL & GAS EXPLORATION--1.5%
   Union Oil Co., 7.500%, 2/15/29                          260,000     264,142
                                                                   -----------

  REAL ESTATE INVESTMENT TRUSTS--2.4%
   Developers Diversified Realty Corp., 6.800%, 7/23/02    125,000     126,564
   Simon Property Group LP, 6.375%, 11/15/07               300,000     292,911
                                                                   -----------
                                                                       419,475
                                                                   -----------

  RESTAURANTS--1.5%
   Tricon Global Restaurants, Inc., 8.500%, 4/15/06        250,000     262,500
                                                                   -----------

  TELECOMMUNICATIONS--4.5%
   Qwest Capital Funding, Inc., 5.875%, 8/03/04            183,000     157,180
   Qwest Capital Funding, Inc., 6.250%, 7/15/05            250,000     215,847
   Qwest Corp., 7.200%, 11/01/04                            25,000      23,333



                                    [Graphic]
                         Loomis Sayles Investment Trust

PORTFOLIO OF INVESTMENTS--AS OF MARCH 31, 2002 [UNAUDITED]

                                                              Face
                                                            Amount   Value +
  ----------------------------------------------------------------------------
  BONDS AND NOTES - CONTINUED
  TELECOMMUNICATIONS--CONTINUED
   Sprint Capital Corp., 5.700%, 11/15/03              $    70,000 $    67,302
   Sprint Capital Corp., 5.875%, 5/01/04                    85,000      81,332
   Sprint Capital Corp., 6.000%, 1/15/07                    35,000      31,956
   Sprint Capital Corp., 7.125%, 1/30/06                    50,000      48,065
   WorldCom, Inc.-WorldCom Group, 8.000%, 5/15/06          175,000     154,163
                                                                   -----------
                                                                       779,178
                                                                   -----------

  TELECOMMUNICATIONS--WIRELESS--0.9%
   Nextel Communications, Inc., 9.375%, 11/15/09           250,000     164,375
                                                                   -----------

  U.S. GOVERNMENT--10.0%
   U.S. Treasury Bonds, 6.000%, 2/15/26                  1,020,000   1,013,941
   U.S. Treasury Notes, 5.750%, 11/15/05                    75,000      77,941
   U.S. Treasury Notes, 6.125%, 8/15/07                    610,000     640,976
                                                                   -----------
                                                                     1,732,858
                                                                   -----------

  UTILITIES--6.4%
   Constellation Energy Group, Inc., 7.600%, 4/01/32       150,000     147,627
   MidAmerican Energy Holdings Co., 6.375%, 6/15/06        500,000     502,730
   Progress Energy, Inc., 6.750%, 3/01/06                  450,000     460,449
                                                                   -----------
                                                                     1,110,806
                                                                   -----------

  UTILITIES--ELECTRIC--1.4%
   AES Corp., 9.375%, 9/15/10                              110,000      85,800
   Calpine Corp., 8.500%, 2/15/11                          200,000     156,500
                                                                   -----------
                                                                       242,300
                                                                   -----------
   TOTAL BONDS AND NOTES
    (Identified Cost $16,669,968)                                   16,634,041
                                                                   -----------
  SHORT-TERM INVESTMENT -- 2.5% OF NET ASSETS
   Repurchase Agreement with State Street Corp.,
    dated 3/28/02 at 0.850% to be repurchased at
    $428,040 on 4/01/02 collateralized by $335,000
    U.S. Treasury Bond, 8.750% due 8/15/20 with a
    value of $442,503                                      428,000     428,000
                                                                   -----------
   TOTAL SHORT-TERM INVESTMENT
    (Identified Cost $428,000)                                         428,000
                                                                   -----------
  TOTAL INVESTMENTS--98.6%
   (IDENTIFIED COST $17,097,968) @                                  17,062,041
   Cash and Other Assets, Less Liabilities--1.4%                       237,576
                                                                   -----------
  NET ASSETS--100%                                                 $17,299,617
                                                                   ===========

+    See note 1.
144A Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
@ At March 31, 2002, the net unrealized depreciation on investments based on a cost of $17,162,838 for federal income taxes purposes were as follows:
     Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $283,229 and $384,026, respectively, resulting in net unrealized depreciation of $100,797.

                See accompanying notes to financial statements.

LOOMIS SAYLES CORE PLUS FIXED INCOME FUND
PORTFOLIO OF INVESTMENTS--AS OF MARCH 31, 2002 [UNAUDITED]

                                                                         Face
                                                                       Amount      Value +
------------------------------------------------------------------------------------------
BONDS AND NOTES /- /97.1% OF NET ASSETS

AEROSPACE/DEFENSE--2.7%
 Raytheon Co., 8.200%, 3/01/06                               USD    1,000,000 $  1,062,320
                                                                              ------------

AIRLINES--0.5%
 Delta Air Lines, Inc., 7.700%, 12/15/05                              200,000      196,760
                                                                              ------------

AUTO & RELATED--0.3%
 Navistar International Corp., Series B, 8.000%, 2/01/08              125,000      123,438
                                                                              ------------

BANKS/SAVINGS & LOANS--5.1%
 BT Preferred Capital Trust II, 7.875%, 2/25/27                       825,000      821,238
 Mellon Capital I, 7.720%, 12/01/26                                   505,000      500,743
 State Street Institutional Capital, 7.940%, 12/30/26 144A            660,000      674,766
                                                                              ------------
                                                                                 1,996,747
                                                                              ------------

CABLE--1.7%
 Adelphia Communications Corp., 9.375%, 11/15/09                      140,000      121,800
 Charter Communications Holdings, 8.625%, 4/01/09                     400,000      361,000
 CSC Holdings, Inc., 7.250%, 7/15/08                                  195,000      188,713
                                                                              ------------
                                                                                   671,513
                                                                              ------------

CHEMICALS--1.7%
 IMC Global, Inc., 7.625%, 11/01/05                                   200,000      192,204
 Lyondell Chemical Co., 10.875%, 5/01/09                              500,000      493,750
                                                                              ------------
                                                                                   685,954
                                                                              ------------

COMMERCIAL SERVICES--0.7%
 Aramark Services, Inc., 7.000%, 7/15/06                              290,000      277,310
                                                                              ------------

FINANCIAL SERVICES--9.3%
 Beaver Valley Funding Corp., 9.000%, 6/01/17                         255,000      268,127
 Capital One Bank, 6.875%, 2/01/06                                    310,000      299,414
 Case Credit Corp., 6.125%, 2/15/03                                   110,000      105,600
 Citigroup, Inc., 6.750%, 12/01/05                                    100,000      104,586
 Ford Motor Credit Co., 7.375%, 2/01/11                               540,000      527,110
 General Motors Acceptance Corp., 6.750%, 1/15/06                     450,000      454,081
 General Motors Acceptance Corp., 7.250%, 3/02/11                     210,000      209,364
 Household Finance Corp., 5.750%, 1/30/07                           1,005,000      969,363
 NiSource Finance Corp., 7.875%, 11/15/10                             210,000      201,312
 Pemex Master Trust, 7.875%, 2/01/09 144A                             500,000      506,250
                                                                              ------------
                                                                                 3,645,207
                                                                              ------------

FOREIGN GOVERNMENT/AGENCY--0.5%
 Pemex Finance Ltd., 9.150%, 11/15/18                                 100,000      110,250
 Republic of Panama, 9.625%, 2/08/11                                   70,000       72,800
                                                                              ------------
                                                                                   183,050
                                                                              ------------

FOREST & PAPER PRODUCTS--1.4%
 Georgia-Pacific Corp., 7.500%, 5/15/06                               500,000      490,155
 Georgia-Pacific Group, 8.875%, 5/15/31                                60,000       55,927
                                                                              ------------
                                                                                   546,082
                                                                              ------------



                                    [Graphic]
                         Loomis Sayles Investment Trust

PORTFOLIO OF INVESTMENTS--AS OF MARCH 31, 2002 [UNAUDITED]

                                                                          Face
                                                                        Amount     Value +
------------------------------------------------------------------------------------------
BONDS AND NOTES - CONTINUED

FUNERAL SERVICES--0.5%
 Service Corp. International, 6.000%, 12/15/05                USD      215,000 $   197,531
                                                                               -----------

GOVERNMENT AGENCIES--10.9%
 Federal Home Loan Mortgage Corp., 3.875%, 2/15/05                     950,000     933,375
 Federal National Mortgage Association, 6.500%, 4/01/32                525,000     522,207
 Federal National Mortgage Association, 7.500%, 3/01/32                697,996     722,642
 Federal National Mortgage Association, 7.500%, TBA                  2,000,000   2,096,560
                                                                               -----------
                                                                                 4,274,784
                                                                               -----------

INSURANCE--2.6%
 Safeco Capital Trust I, 8.072%, 7/15/37                               585,000     518,006
 UnumProvident Corp., 7.625%, 3/01/11                                  500,000     517,700
                                                                               -----------
                                                                                 1,035,706
                                                                               -----------

LODGING & HOTEL--0.9%
 Host Marriott LP, 9.500%, 1/15/07 144A                                200,000     209,750
 Royal Caribbean Cruises Ltd., 8.125%, 7/28/04                         150,000     138,000
                                                                               -----------
                                                                                   347,750
                                                                               -----------

MACHINERY--0.2%
 Case Corp., 7.250%, 8/01/05                                            40,000      31,200
 Case Corp., Series B, 6.250%, 12/01/03                                 50,000      45,250
                                                                               -----------
                                                                                    76,450
                                                                               -----------

MEDIA & ENTERTAINMENT--0.9%
 News America Holdings, Inc., 8.250%, 8/10/18                           30,000      30,356
 News America Holdings, Inc., 9.250%, 2/01/13                          285,000     318,430
                                                                               -----------
                                                                                   348,786
                                                                               -----------

METALS & MINING--0.2%
 Cyprus Amax Minerals Co., 7.375%, 5/15/07                              75,000      68,193
                                                                               -----------

MORTGAGE RELATED--23.1%
 Federal Home Loan Mortgage Corp., 6.500%, 7/01/29                     437,170     436,077
 Federal National Mortgage Association, 6.000%, 12/01/16             1,724,405   1,717,939
 Federal National Mortgage Association, 6.000%, 8/01/31              1,924,208   1,864,076
 Federal National Mortgage Association, 6.500%, 7/01/14                243,861     249,118
 Federal National Mortgage Association, 6.500%, 6/01/31              1,407,769   1,400,280
 Federal National Mortgage Association, 6.500%, 12/01/31             1,411,711   1,404,201
 Federal National Mortgage Association, 7.500%, 10/01/30               391,161     404,973
 Government National Mortgage Association, 6.000%, 3/15/31             290,930     282,292
 Government National Mortgage Association, 6.500%, 10/15/28            313,932     313,932
 Government National Mortgage Association, 7.000%, 9/15/29             561,752     572,813
 Government National Mortgage Association, 7.500%, 12/15/27            349,825     365,896
 Government National Mortgage Association, 8.000%, 9/15/26              86,073      91,023
                                                                               -----------
                                                                                 9,102,620
                                                                               -----------

PORTFOLIO OF INVESTMENTS--AS OF MARCH 31, 2002 [UNAUDITED]

                                                                         Face
                                                                       Amount     Value +
-----------------------------------------------------------------------------------------
BONDS AND NOTES - CONTINUED

NATURAL GAS--2.2%
 El Paso CGP Co., 7.500%, 8/15/06                               EUR   500,000 $   506,360
 Kinder Morgan Energy Partners LP, 6.750%, 3/15/11              USD   380,000     373,221
                                                                              -----------
                                                                                  879,581
                                                                              -----------

OFFICE EQUIPMENT--0.5%
 Xerox Capital (Europe) Plc, 5.875%, 5/15/04**                        200,000     183,000
                                                                              -----------

OIL & GAS--0.5%
 Alliance Pipeline LP, 6.996%, 12/31/19 144A**                        195,132     187,914
                                                                              -----------

OIL & GAS DRILLING EQUIPMENT--0.6%
 Transocean Sedco Forex, Inc., 6.625%, 4/15/11                        230,000     224,123
                                                                              -----------

OIL & GAS--MAJOR INTEGRATED--1.5%
 PDVSA Finance Ltd., 6.650%, 2/15/06**                                385,000     346,500
 PDVSA Finance Ltd., 8.750%, 2/15/04**                                241,920     239,883
                                                                              -----------
                                                                                  586,383
                                                                              -----------

RAIL--TRANSPORT--1.6%
 Norfolk Southern Corp., 7.050%, 5/01/37                              605,000     629,509
                                                                              -----------

RETAIL--GENERAL--0.7%
 Federated Department Stores, Inc., 6.790%, 7/15/27                   260,000     269,149
                                                                              -----------

RETAIL--SPECIALTY--1.4%
 Great Atlantic & Pacific Tea Co., Inc., 7.750%, 4/15/07              565,000     560,762
                                                                              -----------

SECURITIES--1.0%
 Americredit Automobile Receivables Trust, 7.150%, 8/12/04            141,123     144,761
 Connecticut RRB Special Purpose Trust, 5.360%, 3/30/07               250,000     255,800
                                                                              -----------
                                                                                  400,561
                                                                              -----------

SUPRANATIONAL--1.7%
 International Bank for Reconstruction & Development, 5.500%,
  5/14/03                                                       AUD 1,260,000     673,112
                                                                              -----------

TELECOMMUNICATIONS--10.5%
 Citizens Communications Co., 8.500%, 5/15/06                   USD   800,000     832,672
 Citizens Communications Co., 9.250%, 5/15/11                         260,000     278,783
 Corning, Inc., 5.625%, 2/18/05                                 EUR   215,000     138,835
 KPNQwest BV, 7.125%, 6/01/09**                                       390,000      78,169
 KPNQwest BV, 8.125%, 6/01/09**                                 USD   225,000      51,750
 Qwest Capital Funding, Inc., 5.875%, 8/03/04                         725,000     622,706
 Qwest Capital Funding, Inc., 7.250%, 2/15/11                         100,000      80,971
 Qwest Capital Funding, Inc., 7.750%, 2/15/31                         250,000     187,608
 Sprint Capital Corp., 7.125%, 1/30/06                                800,000     769,040
 Sprint Capital Corp., 7.625%, 1/30/11                                160,000     151,771
 Telefonos de Mexico SA, 8.250%, 1/26/06**                            200,000     210,250
 WorldCom, Inc.-WorldCom Group, 8.000%, 5/15/06                       825,000     726,767
                                                                              -----------
                                                                                4,129,322
                                                                              -----------



                                    [Graphic]
                         Loomis Sayles Investment Trust

PORTFOLIO OF INVESTMENTS--AS OF MARCH 31, 2002 [UNAUDITED]

                                                            Face
                                                          Amount      Value +
-----------------------------------------------------------------------------
BONDS AND NOTES - CONTINUED

TELECOMMUNICATIONS--WIRELESS--0.3%
 Nextel Communications, Inc., 9.500%, 2/01/11   USD      200,000 $    128,000
                                                                 ------------

U.S. GOVERNMENT--5.9%
 U.S. Treasury Bonds, 5.375%, 2/15/31                    350,000      328,507
 U.S. Treasury Bonds, 8.125%, 8/15/21                     85,000      105,081
 U.S. Treasury Notes, 2.750%, 10/31/03                 1,700,000    1,684,853
 U.S. Treasury Notes, 4.875%, 2/15/12                     85,000       81,547
 U.S. Treasury Notes, 7.000%, 7/15/06                    120,000      130,124
                                                                 ------------
                                                                    2,330,112
                                                                 ------------

UTILITIES--2.5%
 AES Eastern Energy LP, 9.670%, 1/02/29                  130,000      114,112
 Mirant Mid-Atlantic LLC, 8.625%, 6/30/12                355,453      347,676
 PSEG Power LLC, 7.750%, 4/15/11                         330,000      338,370
 Sempra Energy, 6.950%, 12/01/05                         170,000      171,826
                                                                 ------------
                                                                      971,984
                                                                 ------------

UTILITIES--ELECTRIC--2.5%
 AES Corp., 8.875%, 2/15/11                              250,000      190,000
 AES Corp., 9.375%, 9/15/10                              225,000      175,500
 Calpine Corp., 8.500%, 2/15/11                          800,000      626,000
                                                                 ------------
                                                                      991,500
                                                                 ------------

WASTE MANAGEMENT--0.5%
 Allied Waste North America, Inc., Series B,
  10.000%, 8/01/09                                       200,000      203,500
                                                                 ------------
 TOTAL BONDS AND NOTES
  (Identified Cost $39,045,820)                                    38,188,713
                                                                 ------------

SHORT-TERM INVESTMENT - 6.5% OF NET ASSETS
 Repurchase Agreement with State Street
  Corp., dated 3/28/02 at 0.850% to be
  repurchased at $2,557,241 on
  4/01/02 collateralized by $2,505,000 U.S.
  Treasury Note, 5.750% due 11/30/02 with a
  value of $2,608,331                                  2,557,000    2,557,000
                                                                 ------------
 TOTAL SHORT-TERM INVESTMENT
  (Identified Cost $2,557,000)                                      2,557,000
                                                                 ------------
TOTAL INVESTMENTS--103.6%
 (IDENTIFIED COST $41,602,820) @                                   40,745,713
 Liabilities, Less Cash and Other
  Assets--(3.6%)                                                  (1,407,795)
                                                                 ------------
NET ASSETS--100%                                                 $ 39,337,918
                                                                 ============

PORTFOLIO OF INVESTMENTS--AS OF MARCH 31, 2002 [UNAUDITED]


+    See Note 1.
144A Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
TBA (To be announced) securities are purchased on a forward commitment basis with an approximate (generally (+/-)2.5%) principal amount and maturity date. The actual principal amount and maturity date will be determined upon settlement when specific mortgage pools are assigned.
**   Foreign issued security
@ At March 31, 2002, the net unrealized depreciation on investments based on cost of $41,649,964 for federal income tax purposes was as follows:
     Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were
     $351,725 and $1,255,976, respectively, resulting in net unrealized depreciation of $904,251.

     Key to Abbreviations:

     AUD: Australian Dollar
     EUR: Euro
     USD: United States Dollar

                See accompanying notes to financial statements.



                                    [Graphic]
                         Loomis Sayles Investment Trust

LOOMIS SAYLES FIXED INCOME FUND
PORTFOLIO OF INVESTMENTS--AS OF MARCH 31, 2002 [UNAUDITED]

                                                        Face
                                                      Amount       Value +
     ---------------------------------------------------------------------
     BONDS AND NOTES - 89.6% OF NET ASSETS

     NON-CONVERTIBLE BONDS--78.9%

     AIRLINES--2.3%
      Delta Air Lines, Inc., 8.300%, 12/15/29 USD  6,147,000 $   5,347,890
      United Air Lines, Inc., Series A,
       10.670%, 5/01/04                            1,250,000     1,012,500
      US Airways, 6.850%, 1/30/18                  2,766,713     2,285,333
                                                             -------------
                                                                 8,645,723
                                                             -------------

     ASSET-BACKED SECURITIES--0.1%
      Community Program Loan Trust, 4.500%,
       4/01/29                                       500,000       383,727
                                                             -------------

     AUTO & RELATED--3.8%
      Cummins Engine Co., Inc., 7.125%,
       3/01/28                                     2,100,000     1,547,763
      Dana Corp., 7.000%, 3/15/28                  1,250,000       962,500
      Dana Corp., 7.000%, 3/01/29                    725,000       558,250
      Dana Corp., 9.000%, 8/15/11             EUR    250,000       215,139
      Delphi Automotive Systems Corp.,
       7.125%, 5/01/29                        USD  5,200,000     4,808,284
      Exide Corp., 10.000%, 4/15/05^                 225,000        25,875
      Ford Motor Co., 6.375%, 2/01/29                750,000       594,623
      Ford Motor Co., 6.625%, 10/01/28             3,650,000     2,994,679
      TRW, Inc., 6.650%, 1/15/28                   1,000,000       824,010
      TRW, Inc., 7.125%, 6/01/09                     500,000       485,365
      TRW, Inc., 7.750%, 6/01/29                   1,710,000     1,630,146
                                                             -------------
                                                                14,646,634
                                                             -------------

     BANKING & FINANCE--0.8%
      Bangko Sentral Pilipinas, 8.600%,
       6/15/27**                                   3,630,000     2,976,600
                                                             -------------

     BANKS/SAVINGS & LOANS--3.6%
      Bangkok Bank Public Co. Ltd., 9.025%,
       3/15/29 144A**                              4,400,000     4,026,000
      Keycorp Capital II, 6.875%, 3/17/29          5,250,000     4,540,987
      Keycorp Capital III, 7.750%, 7/15/29         2,500,000     2,399,650
      National City Bank of Kentucky,
       6.300%, 2/15/11                               100,000        98,454
      Thai Farmers Bank Plc, 8.250%, 8/21/16
       144A**                                      3,000,000     2,820,000
                                                             -------------
                                                                13,885,091
                                                             -------------

     CABLE--1.2%
      Charter Communications Holdings,
       0.000%, 4/01/11 (step to 9.920% on
       4/04/04)#                                   3,500,000     2,415,000
      NTL Communications Corp., Series B,
       0.000%, 4/15/09 (step to 9.750% on
       4/15/04)#                              GBP  2,000,000       769,932
      NTL, Inc., Series B, 0.000%, 4/01/08
       (step to 10.750% on 4/01/03)#          USD  4,175,000     1,359,495
                                                             -------------
                                                                 4,544,427
                                                             -------------

     CANADIAN--16.8%
      Alberta Municipal Funding Corp.,
       5.700%, 9/01/11                        CAD  2,210,000     1,355,932
      Canadian Government, Zero Coupon Bond,
       6/01/22                                    17,500,000     3,216,893
      Canadian Government, Zero Coupon Bond,
       6/01/25                                    71,460,000    10,726,169
      New Brunswick FM Project, 0.000%,
       11/30/27 (step to 6.470% on 5/30/03)
       144A #                                      1,250,000       715,215

PORTFOLIO OF INVESTMENTS--AS OF MARCH 31, 2002 [UNAUDITED]

                                                                    Face
                                                                  Amount      Value +
-------------------------------------------------------------------------------------
BONDS AND NOTES -CONTINUED

CANADIAN--CONTINUED
 Ontario Hydro, Zero Coupon Bond, 8/06/21                 CAD 15,000,000 $  2,668,172
 Ontario Hydro, Zero Coupon Bond, 10/15/21                    21,500,000    3,778,003
 Province of Alberta, 5.000%, 12/16/08                         2,000,000    1,204,578
 Province of Alberta, 5.930%, 9/16/16                          1,398,377      876,835
 Province of British Columbia, Zero Coupon Bond, 8/23/13      11,700,000    3,614,543
 Province of British Columbia, Zero Coupon Bond, 5/15/21       4,500,000      798,194
 Province of British Columbia, Zero Coupon Bond, 8/19/22       7,365,000    1,213,646
 Province of British Columbia, Zero Coupon Bond, 9/08/23       3,300,000      507,705
 Province of British Columbia, Zero Coupon Bond, 8/23/24      18,000,000    2,609,594
 Province of British Columbia, Zero Coupon Bond, 11/19/27      8,150,000    1,006,689
 Province of British Columbia, Zero Coupon Bond, 6/18/29      38,000,000    4,333,496
 Province of British Columbia, 5.700%, 6/18/29                 4,300,000    2,427,634
 Province of Manitoba, Zero Coupon Bond, 3/05/31              10,000,000    1,021,507
 Province of Manitoba, 6.500%, 9/22/17                         5,075,000    3,246,053
 Province of Manitoba, 7.750%, 12/22/25                        5,295,000    3,794,883
 Province of Newfoundland, 6.150%, 4/17/28                     1,000,000      588,218
 Province of Ontario, Zero Coupon Bond, 7/13/22               36,700,000    6,143,131
 Province of Ontario, Zero Coupon Bond, 6/02/27               27,950,000    3,488,492
 Province of Saskatchewan, 5.750%, 3/05/29                     3,460,000    1,970,364
 Province of Saskatchewan (Certificate of Deposit),
  Zero Coupon Bond, 2/04/22                                   13,500,000    2,286,907
 Province of Saskatchewan (Certificate of Deposit),
  Zero Coupon Bond, 5/30/25                                    4,375,000      607,804
                                                                         ------------
                                                                           64,200,657
                                                                         ------------

CHEMICALS--1.2%
 IMC Global, Inc., 6.550%, 1/15/05                        USD  1,250,000    1,184,075
 IMC Global, Inc., 6.875%, 7/15/07                             1,575,000    1,438,369
 IMC Global, Inc., 7.625%, 11/01/05                            1,900,000    1,825,938
                                                                         ------------
                                                                            4,448,382
                                                                         ------------

COMMUNICATIONS EQUIPMENT--0.8%
 Motorola, Inc., 5.800%, 10/15/08                                500,000      453,315
 Motorola, Inc., 6.500%, 11/15/28                                325,000      268,460
 Motorola, Inc., 7.625%, 11/15/10                                350,000      346,097
 Motorola, Inc., 8.000%, 11/01/11                              2,125,000    2,101,094
                                                                         ------------
                                                                            3,168,966
                                                                         ------------

COMPUTERS--0.1%
 Dell Computer Corp., 7.100%, 4/15/28                            250,000      238,180
                                                                         ------------

CONSUMER PRODUCTS--2.5%
 Bausch & Lomb, Inc., 7.125%, 8/01/28                          1,250,000    1,002,188
 Pennzoil-Quaker State Co., 7.375%, 4/01/29                    8,500,000    8,358,381
                                                                         ------------
                                                                            9,360,569
                                                                         ------------

ELECTRONIC COMPONENTS--SEMICONDUCTORS--0.5%
 Samsung Electronics Co. Ltd., 7.700%, 10/01/27 144A           2,158,000    1,932,489
                                                                         ------------



                                    [Graphic]
                         Loomis Sayles Investment Trust

PORTFOLIO OF INVESTMENTS--AS OF MARCH 31, 2002 [UNAUDITED]

                                                                    Face
                                                                  Amount      Value +
-------------------------------------------------------------------------------------
BONDS AND NOTES - CONTINUED

ELECTRONICS--0.0%
 Zenith Electronics Corp., 8.190%, 11/01/09               USD    541,000 $     52,747
                                                                         ------------

FINANCIAL SERVICES--0.3%
 Cerro Negro Finance Ltd., 7.900%, 12/01/20 144A               1,000,000      656,570
 Petrozuata Finance, Inc., 8.220%, 4/01/17 144A **               725,000      478,500
                                                                         ------------
                                                                            1,135,070
                                                                         ------------

FOOD--0.3%
 Borden, Inc., 7.875%, 2/15/23                                 1,850,000    1,017,500
 Borden, Inc., 9.200%, 3/15/21                                   500,000      300,000
                                                                         ------------
                                                                            1,317,500
                                                                         ------------

FOREIGN GOVERNMENT/AGENCY--7.4%
 Escom, 11.000%, 6/01/08                                  ZAR  8,500,000      672,463
 Petroleos Mexicanos, 8.625%, 12/01/23 144A               USD    250,000      252,500
 Petroleos Mexicanos, 9.500%, 9/15/27                          1,450,000    1,609,500
 Republic of Argentina, 8.875%, 3/01/29^                       1,500,000      242,550
 Republic of Brazil, 10.125%, 5/15/27                          5,777,000    4,584,049
 Republic of Brazil, 11.000%, 8/17/40                          1,875,000    1,537,500
 Republic of Brazil C Bond, 8.000%, 4/15/14                   12,775,857   10,412,324
 Republic of Philippines, 9.875%, 1/15/19                        750,000      749,063
 Republic of Philippines, 10.625%, 3/16/25                     2,000,000    2,095,000
 Republic of South Africa, 8.500%, 6/23/17                     1,300,000    1,270,750
 Republic of South Africa, 12.500%, 12/21/06              ZAR  4,000,000      350,110
 Republic of South Africa, 13.000%, 8/31/10                   14,100,000    1,229,917
 Republic of South Africa, 13.500%, 9/15/15                    6,000,000      538,387
 Republic of Venezuela, 9.250%, 9/15/27                   USD  3,750,000    2,574,375
                                                                         ------------
                                                                           28,118,488
                                                                         ------------

FOREST & PAPER PRODUCTS--4.5%
 APP China Group Ltd., 14.000%, 3/15/10 144A^ **               2,900,000      725,000
 Champion International Corp., 7.350%, 11/01/25                2,425,000    2,344,999
 Fort James Corp., 4.750%, 6/29/04                        EUR    500,000      390,627
 Georgia-Pacific Corp. (Timber Group), 7.250%, 6/01/28    USD  2,000,000    1,565,240
 Georgia-Pacific Group, 7.375%, 12/01/25                       6,000,000    4,798,620
 Georgia-Pacific Group, 7.750%, 11/15/29                       4,000,000    3,314,000
 Indah Kiat Finance Mauritius Ltd., 10.000%, 7/01/07^ **       1,000,000      215,000
 International Paper Co., 6.875%, 11/01/23                     1,000,000      931,560
 International Paper Co., 6.875%, 4/15/29                      1,000,000      925,200
 Mead Corp., 6.840%, 3/01/37                                     100,000      100,628
 Pindo Deli Finance Mauritius Ltd., 10.750%,
  10/01/07^ **                                                 3,100,000      565,750
 Pindo Deli Finance Mauritius Ltd., 10.875%,
  10/01/27^ **                                                 3,350,000      577,875
 Pindo Deli Finance Mauritius Ltd., 11.750%, 10/01/17^ **      2,000,000      340,000
 Tjiwi Kimia Mauritius Ltd., 10.000%, 8/01/04^ **              1,675,000      330,813
                                                                         ------------
                                                                           17,125,312
                                                                         ------------

PORTFOLIO OF INVESTMENTS--AS OF MARCH 31, 2002 [UNAUDITED]

                                                         Face
                                                       Amount      Value +
      --------------------------------------------------------------------
      BONDS AND NOTES - CONTINUED

      GOVERNMENT AGENCIES--1.3%
       Federal National Mortgage Association,
        Zero Coupon Bond, 10/29/07             NZD 11,450,000 $  3,345,512
       Federal National Mortgage Association,
        6.375%, 8/15/07                        AUD  3,000,000    1,603,852
                                                              ------------
                                                                 4,949,364
                                                              ------------

      HEALTHCARE--SERVICES--1.2%
       Columbia/HCA Healthcare Corp., 7.050%,
        12/01/27                               USD  2,250,000    2,036,250
       Columbia/HCA Healthcare Corp., 7.580%,
        9/15/25                                     1,500,000    1,425,000
       Columbia/HCA Healthcare Corp., 7.690%,
        6/15/25                                     1,000,000    1,000,000
                                                              ------------
                                                                 4,461,250
                                                              ------------

      HOME BUILDERS--0.2%
       Pulte Corp., 7.625%, 10/15/17                1,000,000      900,220
                                                              ------------

      INSURANCE--0.1%
       UnumProvident Corp., 6.750%, 12/15/28          500,000      433,080
                                                              ------------

      MEDIA & ENTERTAINMENT--0.3%
       Fox Family Worldwide, Inc., 0.000%,
        11/01/07 (step to 10.250% on
        11/01/02)#                                    340,000      367,200
       News America Holdings, Inc., 7.700%,
        10/30/25                                      700,000      662,557
                                                              ------------
                                                                 1,029,757
                                                              ------------

      METALS--0.0%
       Glencore Nickel Ltd., 9.000%, 12/01/14^        390,000       70,200
                                                              ------------

      NATURAL GAS--2.7%
       El Paso Corp., 7.000%, 5/15/11                 750,000      728,783
       KN Capital Trust, 7.630%, 4/15/28            1,000,000      927,549
       KN Energy, Inc., 7.250%, 3/01/28             3,850,000    3,657,769
       Southern Natural Gas Co., 7.350%,
        2/15/31                                     3,250,000    2,997,247
       Tennessee Gas Pipeline Co., 7.000%,
        10/15/28                                    1,750,000    1,535,205
       Williams Companies, Inc., 7.625%,
        7/15/19                                       500,000      462,935
                                                              ------------
                                                                10,309,488
                                                              ------------

      OFFICE EQUIPMENT--0.4%
       Xerox Capital (Europe) Plc, 5.875%,
        5/15/04 **                                    500,000      457,500
       Xerox Corp., 3.500%, 2/04/04            EUR  1,585,000    1,191,326
                                                              ------------
                                                                 1,648,826
                                                              ------------

      OIL--DRILLING EQUIPMENT--0.1%
       Parker Drilling Co., Series D, 9.750%,
        11/15/06                               USD    500,000      515,000
                                                              ------------

      OIL & GAS DRILLING EQUIPMENT--1.4%
       Global Marine, Inc., 7.000%, 6/01/28         1,000,000      904,390
       Perez Companc SA, 8.125%, 7/15/07 144A
        **                                          1,550,000      883,500
       Transocean Sedco Forex, Inc., 7.375%,
        4/15/18                                     3,500,000    3,389,736
                                                              ------------
                                                                 5,177,626
                                                              ------------

      OIL & GAS EXPLORATION--1.5%
       Chesapeake Energy Corp., 8.500%,
        3/15/12                                       500,000      503,750
       Kerr-McGee Corp., 7.125%, 10/15/27             800,000      771,696



                                    [Graphic]
                         Loomis Sayles Investment Trust

PORTFOLIO OF INVESTMENTS--AS OF MARCH 31, 2002 [UNAUDITED]

                                                        Face
                                                      Amount      Value +
      -------------------------------------------------------------------
      BONDS AND NOTES - CONTINUED

      OIL & GAS EXPLORATION--CONTINUED
       Pioneer Natural Resources Co., 7.200%,
        1/15/28                                USD   750,000 $    675,000
       Seagull Energy Corp., 7.500%, 9/15/27       3,500,000    3,227,105
       Union Pacific Resources Group, Inc.,
        7.050%, 5/15/18                              500,000      487,420
                                                             ------------
                                                                5,664,971
                                                             ------------

      OIL & GAS REFINING--0.2%
       Merey Sweeny LP, 8.850%, 12/18/19 144A        875,000      901,644
                                                             ------------

      OIL & GAS--MAJOR INTEGRATED--0.3%
       Phillips 66 Capital Trust II, 8.000%,
        1/15/37                                    1,300,000    1,297,153
                                                             ------------

      RAIL--TRANSPORT--0.6%
       Missouri Pacific Railroad Co., 5.000%,
        1/01/45                                      500,000      297,500
       TFM SA de CV, 0.000%, 6/15/09 (step to
        11.750% on 6/15/02)# **                    2,000,000    1,860,000
                                                             ------------
                                                                2,157,500
                                                             ------------

      REAL ESTATE INVESTMENT TRUSTS--4.9%
       AMB Property Corp., 7.500%, 6/30/18         1,500,000    1,429,965
       CarrAmerica Realty Corp., 6.875%,
        3/01/08                                      500,000      499,345
       EOP Operating LP, 7.250%, 2/15/18           2,000,000    1,856,780
       First Industrial, 7.500%, 12/01/17          3,000,000    2,862,510
       First Industrial, 7.600%, 7/15/28           6,400,000    5,880,768
       Security Capital Group, Inc., 7.700%,
        6/15/28                                    2,000,000    1,996,080
       Spieker Properties, Inc., 7.350%,
        12/01/17                                     500,000      470,510
       Susa Partnership LP, 7.450%, 7/01/18        1,500,000    1,469,400
       Susa Partnership LP, 7.500%, 12/01/27       1,750,000    1,698,060
       TriNet Corporate Realty Trust, Inc.,
        7.700%, 7/15/17                              500,000      384,590
                                                             ------------
                                                               18,548,008
                                                             ------------

      RETAIL--GENERAL--2.5%
       Dillon Read Structured Finance Corp.,
        7.430%, 8/15/18^                           1,100,000      583,000
       Dillon Read Structured Finance Corp.,
        8.550%, 8/15/19^                             500,000      262,500
       Dillon Read Structured Finance Corp.,
        Series A, 6.660%, 8 /15/10^                1,344,218      867,021
       J.C. Penney Co., Inc., 7.050%, 5/23/05      1,000,000      955,000
       J.C. Penney Co., Inc., 7.125%, 11/15/23     1,000,000      790,000
       J.C. Penney Co., Inc., 7.375%, 8/15/08        650,000      611,000
       J.C. Penney Co., Inc., 7.600%, 4/01/07      1,950,000    1,901,250
       J.C. Penney Co., Inc., 7.650%, 8/15/16      1,000,000      825,000
       J.C. Penney Co., Inc., 7.950%, 4/01/17        700,000      578,285
       Kmart Corp., 7.950%, 2/01/23^               1,740,000      852,600
       Kmart Corp., 9.875%, 6/15/08 144A^            550,000      270,875
       Sears Roebuck Acceptance Corp.,
        6.500%, 12/01/28                             250,000      226,522
       Sears Roebuck Acceptance Corp.,
        6.750%, 1/15/28                              100,000       93,663
       Woolworth Corp., 8.500%, 1/15/22            1,000,000      804,951
                                                             ------------
                                                                9,621,667
                                                             ------------

PORTFOLIO OF INVESTMENTS--AS OF MARCH 31, 2002 [UNAUDITED]

                                                              Face
                                                            Amount      Value +
 ------------------------------------------------------------------------------
 BONDS AND NOTES - CONTINUED

 SHIPPING--0.8%
  American President Cos. Ltd., 7.125%, 11/15/03    USD  1,250,000 $    975,000
  American President Cos. Ltd., 8.000%, 1/15/24            150,000       87,000
  Seabulk International, Inc., 12.500%, 6/30/07            510,296      418,443
  Transportacion Maritima Mexicana SA de CV,
   10.250%, 11/15/06**                                   2,000,000    1,670,000
                                                                   ------------
                                                                      3,150,443
                                                                   ------------

 SUPRANATIONAL--4.4%
  European Bank for Reconstruction &
   Development, Zero Coupon Bond, 2/10/28           AUD  2,500,000      237,430
  International Bank for Reconstruction &
   Development, Zero Coupon Bond, 8/20/07           NZD 40,850,000   12,328,369
  International Bank for Reconstruction &
   Development, 5.500%, 11/03/08                         9,250,000    3,721,472
  International Bank for Reconstruction &
   Development, 8.000%, 5/23/07                          1,000,000      453,906
                                                                   ------------
                                                                     16,741,177
                                                                   ------------

 TAXABLE MUNICIPAL--0.2%
  Orange County, California Pension Obligation,
   Zero Coupon Bond, 9/01/16                        USD  2,000,000      694,360
                                                                   ------------

 TELECOMMUNICATIONS--4.4%
  Loxley Public Co. Ltd., Zero Coupon Bond,
   4/30/08**                                               405,101      243,061
  Philippine Long Distance Telephone Co., 8.350%,
   3/06/17**                                             1,950,000    1,470,495
  Qwest Capital Funding, Inc., 7.250%, 2/15/11             250,000      202,427
  RCN Corp., 0.000%, 10/15/07 (step to 11.125% on
   10/15/02)#                                            1,585,000      324,925
  RCN Corp., 0.000%, 2/15/08 (step to 9.800% on
   2/15/03)#                                             2,761,000      414,150
  RCN Corp., 0.000%, 7/01/08 (step to 11.000% on
   7/01/03)#                                             1,080,000      162,000
  Sprint Capital Corp., 6.875%, 11/15/28                 5,670,000    4,522,449
  Sprint Capital Corp., 6.900%, 5/01/19                  1,050,000      866,008
  US West Capital Funding, Inc., 6.500%, 11/15/18        2,325,000    1,654,819
  US West Capital Funding, Inc., 6.875%, 7/15/28         4,495,000    3,176,976
  Williams Communications Group, Inc., 11.700%,
   8/01/08^                                                775,000      116,250
  Williams Communications Group, Inc., 11.875%,
   8/01/10^                                              1,300,000      195,000
  WorldCom, Inc., 6.950%, 8/15/28                        4,685,000    3,247,783
                                                                   ------------
                                                                     16,596,343
                                                                   ------------

 TELECOMMUNICATIONS EQUIPMENT--0.5%
  Broadband Technologies, Inc., 5.000%, 5/15/01^         1,240,000          384
  Lucent Technologies, Inc., 6.450%, 3/15/29             2,785,000    1,810,250
  Lucent Technologies, Inc., 7.250%, 7/15/06               100,000       83,000
                                                                   ------------
                                                                      1,893,634
                                                                   ------------

 TELECOMMUNICATIONS--WIRELESS--1.4%
  Nextel Communications, Inc., 0.000%,
   10/31/07 (step to 9.750% on 10/31/02 )#               1,725,000    1,112,625
  Nextel Communications, Inc., 0.000%,
   2/15/08 (step to 9.950% on 2/15/03)#                  1,000,000      595,000
  Nextel Communications, Inc., 9.375%, 11/15/09            500,000      328,750



                                    [Graphic]
                         Loomis Sayles Investment Trust

PORTFOLIO OF INVESTMENTS--AS OF MARCH 31, 2002 [UNAUDITED]

                                                        Face
                                                      Amount      Value +
      -------------------------------------------------------------------
      BONDS AND NOTES - CONTINUED

      TELECOMMUNICATIONS--WIRELESS--CONTINUED
       Nextel Communications, Inc., 9.500%,
        2/01/11                                USD   650,000 $    416,000
       PTC International Finance BV, 0.000%,
        7/01/07 (step to 10.750% on 7/01/02 )#     2,950,000    2,824,625
                                                             ------------
                                                                5,277,000
                                                             ------------

      TEXTILE & APPAREL--0.4%
       Kellwood Co., 7.625%, 10/15/17              2,000,000    1,558,910
       Phillips Van Heusen Corp., 7.750%,
        11/15/23                                      50,000       41,500
                                                             ------------
                                                                1,600,410
                                                             ------------

      U.S. GOVERNMENT--0.0%
       U.S. Treasury Strips, Zero Coupon
        Bond, 2/15/11                                171,000      103,168
                                                             ------------

      UTILITIES--ELECTRIC--2.9%
       AES Corp., 8.875%, 11/01/27                 1,000,000      550,000
       Empresa Nacional de Electricidad SA
        (Endesa), 7.875%, 2/01/27                    950,000      797,021
       Enersis SA, 7.400%, 12/01/16                2,000,000    1,740,434
       National Rural Utilities Cooperative
        Finance Corp., 6.200%, 2/01/08                50,000       48,805
       Potomac Electric Power Co., 6.250%,
        10/15/07                                     100,000      102,278
       Quezon Power Philippines Co., 8.860%,
        6/15/17**                                  1,792,700    1,344,525
       Salton Sea Funding Corp., 7.840%,
        5/30/10                                      750,000      713,520
       Tata Electric Co., 8.500%, 8/19/17
        144A**                                     3,150,000    2,910,883
       Tenaga Nasional Berhad, 7.500%,
        11/01/25 144A                              2,040,000    1,818,432
       Texas-New Mexico Power Co., 6.250%,
        1/15/09                                    1,000,000      916,390
                                                             ------------
                                                               10,942,288
                                                             ------------
       TOTAL NON-CONVERTIBLE BONDS
        (Identified Cost $330,084,448)                        300,865,139
                                                             ------------

      CONVERTIBLE BONDS--10.7%

      AEROSPACE/DEFENSE--0.2%
       Hexcel Corp., 7.000%, 8/01/03                 205,000      148,625
       Hexcel Corp., 7.000%, 8/01/11                 750,000      429,375
                                                             ------------
                                                                  578,000
                                                             ------------

      AUTO & RELATED--0.7%
       Magna International, Inc., 4.875%,
        2/15/05                                    2,000,000    2,095,000
       MascoTech, Inc., 4.500%, 12/15/03             500,000      447,500
                                                             ------------
                                                                2,542,500
                                                             ------------

      BUILDING & CONSTRUCTION--0.1%
       Empresas ICA Sociedad, 5.000%,
        3/15/04**                                    700,000      490,000
                                                             ------------

      CABLE--0.3%
       Rogers Communications, Inc., 2.000%,
        11/26/05**                                   250,000      195,900
       Telewest Communications Plc, 5.250%,
        2/19/07**                              GBP   650,000      367,458
       Telewest Finance, 6.000%, 7/07/05       USD 1,000,000      462,500
                                                             ------------
                                                                1,025,858
                                                             ------------

PORTFOLIO OF INVESTMENTS--AS OF MARCH 31, 2002 [UNAUDITED]

                                                             Face
                                                           Amount      Value +
 -----------------------------------------------------------------------------
 BONDS AND NOTES - CONTINUED

 COMPUTER HARDWARE--0.5%
  Maxtor Corp., 5.750%, 3/01/12                     USD   287,000 $    212,380
  Quantum Corp., 7.000%, 8/01/04                        1,000,000      925,900
  Western Digital, Zero Coupon Bond, 2/18/18            1,150,000      483,000
  Western Digital, Zero Coupon Bond, 2/18/18 144A         650,000      273,000
                                                                  ------------
                                                                     1,894,280
                                                                  ------------

 ELECTRONIC COMPONENTS--SEMICONDUCTORS--1.9%
  Analog Devices, Inc., 4.750%, 10/01/05                7,150,000    6,783,562
  Richardson Electronics Ltd., 7.250%, 12/15/06           300,000      245,250
  Vitesse Semiconductor Corp., 4.000%, 3/15/05            250,000      195,313
                                                                  ------------
                                                                     7,224,125
                                                                  ------------

 FOOD--0.2%
  Burns, Philp, 5.500%, 4/30/04**                       1,000,000      820,000
                                                                  ------------

 LODGING & HOTEL--0.1%
  Hilton Hotels Corp., 5.000%, 5/15/06                    400,000      378,040
                                                                  ------------

 OFFICE EQUIPMENT--1.3%
  Xerox Corp., 0.570%, 4/21/18                          8,834,000    4,947,040
                                                                  ------------

 OIL--DRILLING EQUIPMENT--0.1%
  Parker Drilling Co., 5.500%, 8/01/04                    300,000      268,950
                                                                  ------------

 OIL & GAS EXPLORATION--0.4%
  Devon Energy Corp., 4.900%, 8/15/08                     900,000      903,780
  Devon Energy Corp., 4.950%, 8/15/08                     500,000      503,950
                                                                  ------------
                                                                     1,407,730
                                                                  ------------

 PHARMACEUTICAL--0.6%
  Affymetrix, Inc., 4.750%, 2/15/07                       375,000      300,468
  Affymetrix, Inc., 4.750%, 2/15/07 144A                  500,000      400,625
  Glycomed, Inc., 7.500%, 1/01/03                         550,000      537,625
  Human Genome Sciences, Inc., 3.750%, 3/15/07 144A     1,000,000      716,250
  NABI, Inc., 6.500%, 2/01/03                             525,000      508,594
                                                                  ------------
                                                                     2,463,562
                                                                  ------------

 TELECOMMUNICATIONS--0.5%
  Colt Telecom Group Plc, 2.000%, 3/29/06           EUR   400,000      164,878
  Colt Telecom Group Plc, 2.000%, 12/16/06              2,050,000      821,777
  Colt Telecom Group Plc, 2.000%, 4/03/07 **            2,000,000      810,449
                                                                  ------------
                                                                     1,797,104
                                                                  ------------

 TELECOMMUNICATIONS--WIRELESS--0.0%
  Nextel Communications, Inc., 6.000%, 6/01/11      USD   200,000      110,500
                                                                  ------------

 TEXTILE & APPAREL--0.0%
  Dixie Yarns, Inc., 7.000%, 5/15/12                      154,000       61,600
                                                                  ------------



                                    [Graphic]
                         Loomis Sayles Investment Trust

PORTFOLIO OF INVESTMENTS--AS OF MARCH 31, 2002 [UNAUDITED]

                                                         Face
                                                       Amount      Value +
      --------------------------------------------------------------------
      BONDS AND NOTES - CONTINUED

      TOBACCO--3.8%
       Loews Corp., 3.125%, 9/15/07            USD 17,200,000 $ 14,630,320
                                                              ------------
       TOTAL CONVERTIBLE BONDS
        (Identified Cost $42,208,277)                           40,639,609
                                                              ------------
       TOTAL BONDS AND NOTES
        (Identified Cost $372,292,725)                         341,504,748
                                                              ------------

                                                       Shares
      --------------------------------------------------------------------
      COMMON STOCKS - 0.2% OF NET ASSETS

      OIL & GAS DRILLING EQUIPMENT--0.1%
       Diamond Offshore Drilling, Inc.                 12,345      385,905
                                                              ------------

      SHIPPING--0.1%
       Seabulk International, Inc.*                    20,217      111,193
                                                              ------------

      TELECOMMUNICATIONS--0.0%
       Loxley Public Co. Ltd.                         278,383       71,085
                                                              ------------
       TOTAL COMMON STOCKS
        (Identified Cost $1,622,063)                               568,183
                                                              ------------

      PREFERRED STOCKS--3.4% OF NET ASSETS

      NON-CONVERTIBLE PREFERRED STOCKS--1.8%

      CHEMICALS--0.0%
       E.I. du Pont DeNemours & Co., $3.50                300       18,450
                                                              ------------

      REAL ESTATE INVESTMENT TRUSTS--1.0%
       CarrAmerica Realty Corp., Series B,
        8.570%                                         35,500      883,950
       Colonial Properties Trust, Series A,
        8.750%                                         20,550      513,750
       Developers Diversified Realty Corp.,
        Class C, 8.375%                                26,800      655,260
       Developers Diversified Realty Corp.,
        8.680%                                          4,300      106,640
       Duke-Weeks Realty Corp., Series F,
        8.000%                                          2,750       68,888
       Equity Residential Properties Trust,
        Series L, 7.625%                                7,950      192,629
       First Industrial Realty Trust, Inc.,
        Series D, 7.950%                                5,900      139,948
       First Industrial Realty Trust, Inc.,
        Series E, 7.900%                               15,750      372,487
       Highwoods Properties, Inc., Series B,
        8.000%                                         11,300      268,488
       Highwoods Properties, Inc., Series D,
        8.000%                                         13,900      326,650
       ProLogis Trust, Series D, 7.920%                 3,400       82,280
                                                              ------------
                                                                 3,610,970
                                                              ------------

      UTILITIES--ELECTRIC--0.8%
       Del Marva Power & Light Co., 4.000%                434       23,740
       Entergy Louisiana, Inc., 4.440%                    830       46,480
       Entergy New Orleans, Inc., 4.360%                   90        4,792
       Entergy New Orleans, Inc., 4.750%                2,876      166,808
       MDU Resources Group, Inc., 5.100%                  780       76,635
       Niagara Mohawk Power Corp., 3.400%               5,200      329,836
       Niagara Mohawk Power Corp., 3.600%                 300       19,950

PORTFOLIO OF INVESTMENTS--AS OF MARCH 31, 2002 [UNAUDITED]

                                                          Shares      Value +
  ---------------------------------------------------------------------------
  PREFERRED STOCKS - CONTINUED

  UTILITIES--ELECTRIC--CONTINUED
   Niagara Mohawk Power Corp., 3.900%                        450 $     32,625
   Niagara Mohawk Power Corp., 4.850%                      2,850      257,925
   Pacific Gas & Electric Co., 5.000%^                    18,900      274,050
   Pacific Gas & Electric Co., Series H, 4.500%^          10,000      135,000
   Pacific Gas & Electric Co., 6.570%^                    35,000      875,000
   Public Service Electric & Gas Co., 4.180%               1,950      124,800
   Southern California Edison Co., 6.450%                  2,500      251,094
   Union Electric Co., $4.50                               6,500      451,100
   Xcel Energy, Inc., 4.110%                                 100        6,600
                                                                 ------------
                                                                    3,076,435
                                                                 ------------
   TOTAL NON-CONVERTIBLE PREFERRED STOCKS
    (Identified Cost $5,055,630)                                    6,705,855
                                                                 ------------

  CONVERTIBLE PREFERRED STOCKS--1.6%

  BUILDING MATERIALS--0.0%
   Owens Corning, 6.500%^                                 83,000       83,000
                                                                 ------------

  FINANCIAL SERVICES--0.1%
   Newell Financial Trust I, 5.250%                       12,500      517,188
                                                                 ------------

  METALS--0.0%
   Bethlehem Steel Corp., $3.50^                           7,500       10,125
                                                                 ------------

  OIL & GAS DRILLING EQUIPMENT--0.9%
   EVI, Inc., 5.000%*                                     70,500    3,586,687
                                                                 ------------

  REAL ESTATE INVESTMENT TRUSTS--0.3%
   Equity Residential Properties Trust, 7.250%            38,000      967,480
                                                                 ------------

  TELECOMMUNICATIONS--0.3%
   Philippine Long Distance Telephone Co., $3.50 GDS **   42,500    1,058,250
   Williams Communications Group, Inc., 6.750%^           10,000        1,200
                                                                 ------------
                                                                    1,059,450
                                                                 ------------
   TOTAL CONVERTIBLE PREFERRED STOCKS
    (Identified Cost $8,248,683)                                    6,223,930
                                                                 ------------
   TOTAL PREFERRED STOCKS
    (Identified Cost $13,304,313)                                  12,929,785
                                                                 ------------

  WARRANTS /- /0.0% OF NET ASSETS

  FOREST & PAPER PRODUCTS--0.0%
   Asia Pulp & Paper Ltd., expiring 3/15/05 144A^ **       2,900            0
                                                                 ------------

  SHIPPING--0.0%
   Seabulk International, Inc., expiring 6/30/07 144A*     2,822        5,644
   Seabulk International, Inc., expiring 12/15/03*           761          285
                                                                 ------------
                                                                        5,929
                                                                 ------------
   TOTAL WARRANTS
    (Identified Cost $6,531)                                            5,929
                                                                 ------------



                                    [Graphic]
                         Loomis Sayles Investment Trust

PORTFOLIO OF INVESTMENTS--AS OF MARCH 31, 2002 [UNAUDITED]

                                                                          Face
                                                                        Amount      Value +
-------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENT - 5.3% OF NET ASSETS
 Repurchase Agreement with State Street Corp., dated 3/28/02 at
  0.850% to be repurchased at $20,379,925 on 4/01/02
  collateralized by $14,305,000 U.S. Treasury Bond, 10.625%
  due 8/15/15 with a value of $20,786,982                       USD 20,378,000 $ 20,378,000
                                                                               ------------
 TOTAL SHORT-TERM INVESTMENT
  (Identified Cost $20,378,000)                                                  20,378,000
                                                                               ------------
TOTAL INVESTMENTS--98.5%
 (IDENTIFIED COST $407,603,632)@                                                375,386,645
 Cash and Other Assets, Less Liabilities--1.5%                                    5,735,362
                                                                               ------------
NET ASSETS--100%                                                               $381,122,007
                                                                               ============

+    See Note 1.
^    Security in default
144A Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
**   Foreign issued security.
# Step Bond: Coupon is zero or below market rate for an initial period and then increases at a specified date and rate.
*    Non-income producing security
@ At March 31, 2002, the net unrealized depreciation on investments based on cost of $407,603,632 for federal income tax purposes was as follows:
     Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $16,457,051 and $48,674,038, respectively, resulting in net unrealized depreciation of $32,216,987.

Key to Abbreviations:
AUD: Australian Dollar
CAD: Canadian Dollar
EUR: Euro
GBP: Great British Pound
GDS: Global Depositary Shares
NZD: New Zealand Dollar
USD: United States Dollar
ZAR: South African Rand

                See accompanying notes to financial statements.

LOOMIS SAYLES INSTITUTIONAL HIGH INCOME FUND
PORTFOLIO OF INVESTMENTS--AS OF MARCH 31, 2002 [UNAUDITED]

                                                                Face
                                                              Amount         Value +
---------------------------------------------------------------------------------------
BONDS AND NOTES - 86.1% OF NET ASSETS

NON-CONVERTIBLE BONDS--65.0%

AIRLINES--2.6%
 Delta Air Lines, Inc., 8.300%, 12/15/29              USD    400,000    $    348,000
 Delta Air Lines, Inc., 10.125%, 5/15/10                     100,000          95,000
 United Air Lines, Inc., 9.125%, 1/15/12                     100,000          70,000
 United Air Lines, Inc., 9.750%, 8/15/21                     140,000          91,000
 United Air Lines, Inc., Series A, 10.670%, 5/01/04          300,000         243,000
                                                                        ------------
                                                                             847,000
                                                                        ------------

AUTO & RELATED--2.0%
 Dana Corp., 7.000%, 3/01/29                                 500,000         385,000
 Dana Corp., 9.000%, 8/15/11                          EUR    300,000         258,167
                                                                        ------------
                                                                             643,167
                                                                        ------------

BANKING & FINANCE--1.3%
 Bangko Sentral Pilipinas, 8.600%, 6/15/27**          USD    525,000         430,500
                                                                        ------------

BANKS/SAVINGS & LOANS--1.1%
 Bangkok Bank Public Co. Ltd., 9.025%, 3/15/29 144A**        400,000         366,000
                                                                        ------------

CABLE--4.7%
 Cablevision SA, 13.750%, 4/30/07^ **                        275,000          45,375
 Charter Communications Holdings, 0.000%, 4/01/11
  (step to 9.920% on 4/04/04)#                             1,250,000         862,500
 CSC Holdings, Inc., 7.625%, 7/15/18                         250,000         222,452
 NTL Communications Corp., Series B, 0.000%, 4/15/09
  (step to 9.750% on 4/15/04)#                        GBP  1,025,000         394,590
                                                                        ------------
                                                                           1,524,917
                                                                        ------------

CHEMICALS--2.9%
 Huntsman ICI Chemicals LLC, 10.125%, 7/01/09         USD    100,000          93,500
 IMC Global, Inc., 7.300%, 1/15/28                           225,000         174,688
 IMC Global, Inc., 7.375%, 8/01/18                           500,000         414,256
 Lyondell Chemical Co., 10.875%, 5/01/09                     100,000          98,750
 Solutia, Inc., 7.375%, 10/15/27                             250,000         173,458
                                                                        ------------
                                                                             954,652
                                                                        ------------

CONSUMER PRODUCTS--3.0%
 Pennzoil-Quaker State Co., 7.375%, 4/01/29                1,000,000         983,339
                                                                        ------------

ELECTRONIC COMPONENTS--SEMICONDUCTORS--0.3%
 Samsung Electronics Co. Ltd., 7.700%, 10/01/27 144A         100,000          89,550
                                                                        ------------

ELECTRONICS--0.1%
 Zenith Electronics Corp., 8.190%, 11/01/09                  145,000          14,138
                                                                        ------------

ENTERTAINMENT--0.1%
 Boston Celtics Ltd., 6.000%, 6/30/38                         44,000          29,700
                                                                        ------------

FINANCIAL SERVICES--0.5%
 Petrozuata Finance, Inc., 8.220%, 4/01/17 144A**            250,000         165,000
                                                                        ------------



                                    [Graphic]
                         Loomis Sayles Investment Trust

PORTFOLIO OF INVESTMENTS--AS OF MARCH 31, 2002 [UNAUDITED]

                                                                          Face
                                                                        Amount         Value +
-------------------------------------------------------------------------------------------------
BONDS AND NOTES - CONTINUED

FOOD--1.3%
 Borden, Inc., 7.875%, 2/15/23                                  USD    495,000    $    272,250
 Borden, Inc., 9.200%, 3/15/21                                         250,000         150,000
                                                                                  ------------
                                                                                       422,250
                                                                                  ------------

FOREIGN GOVERNMENT/AGENCY--8.8%
 Petroleos Mexicanos, 8.625%, 12/01/23 144A                            275,000         277,750
 Petroleos Mexicanos, 9.250%, 3/30/18**                                475,000         508,250
 Republic of Argentina, 8.875%, 3/01/29^                               325,000          52,552
 Republic of Brazil, 10.125%, 5/15/27                                  675,000         535,612
 Republic of Brazil C Bond, 8.000%, 4/15/14                          1,108,267         903,238
 Republic of Peru, 4.000%, 3/07/17 (step to 4.500% on 3/07/03)#        175,000         131,250
 Republic of South Africa, 13.000%, 8/31/10                     ZAR    500,000          43,614
 Republic of South Africa, 13.500%, 9/15/15                          1,500,000         134,597
 Republic of Venezuela, 9.250%, 9/15/27                         USD    400,000         274,600
                                                                                  ------------
                                                                                     2,861,463
                                                                                  ------------

FOREST & PAPER PRODUCTS--1.3%
 APP China Group Ltd., 14.000%, 3/15/10 144A^ **                       250,000          62,500
 Fort James Corp., 4.750%, 6/29/04                              EUR    100,000          78,126
 Pindo Deli Finance Mauritius Ltd., 10.750%, 10/01/07^ **       USD    600,000         109,500
 Pindo Deli Finance Mauritius Ltd., 10.875%, 10/01/27^ **              700,000         120,750
 Tjiwi Kimia Mauritius Ltd., 10.000%, 8/01/04^**                       250,000          49,375
                                                                                  ------------
                                                                                       420,251
                                                                                  ------------

METALS--0.2%
 Murrin Murrin Holdings Property Ltd., 9.375%, 8/31/07^ **             425,000          76,500
                                                                                  ------------

OFFICE EQUIPMENT--1.9%
 Xerox Capital Trust I, 8.000%, 2/01/27                                975,000         555,750
 Xerox Corp., 7.200%, 4/01/16                                          100,000          76,500
                                                                                  ------------
                                                                                       632,250
                                                                                  ------------

OIL--DRILLING EQUIPMENT--0.4%
 Parker Drilling Co., Series D, 9.750%, 11/15/06                       125,000         128,750
                                                                                  ------------

OIL & GAS EXPLORATION--1.4%
 Pioneer Natural Resources Co., 7.200%, 1/15/28                        500,000         450,000
                                                                                  ------------

OIL & GAS REFINING--0.2%
 Clark Oil & Refining Corp., 9.500%, 9/15/04                            48,000          48,000
                                                                                  ------------

RAIL--TRANSPORT--2.5%
 Missouri Pacific Railroad Co., 5.000%, 1/01/45                        172,000         102,340
 TFM SA de CV, 0.000%, 6/15/09 (step to 11.750% on
  6/15/02)# **                                                         750,000         697,500
                                                                                  ------------
                                                                                       799,840
                                                                                  ------------

RETAIL--GENERAL--6.3%
 Dillard's, Inc., 7.000%, 12/01/28                                     250,000         202,500
 Dillon Read Structured Finance Corp., 7.430%, 8/15/18^                250,000         132,500
 Dillon Read Structured Finance Corp., 8.375%, 8/15/15^                250,000         135,000

PORTFOLIO OF INVESTMENTS--AS OF MARCH 31, 2002 [UNAUDITED]

                                                                            Face
                                                                          Amount      Value +
---------------------------------------------------------------------------------------------
BONDS AND NOTES - CONTINUED

RETAIL--GENERAL--CONTINUED
 Dillon Read Structured Finance Corp., Series A, 6.660%, 8 /15/10^ USD   161,565 $    104,209
 J.C. Penney Co., Inc., 6.875%, 10/15/15                                 250,000      200,000
 J.C. Penney Co., Inc., 7.125%, 11/15/23                                 300,000      237,000
 J.C. Penney Co., Inc., 7.375%, 8/15/08                                  250,000      235,000
 Kmart Funding Corp., Series F, 8.800%, 7/01/10^                         143,934       79,164
 Woolworth Corp., 8.500%, 1/15/22                                        910,000      732,506
                                                                                 ------------
                                                                                    2,057,879
                                                                                 ------------

SHIPPING--2.4%
 American President Cos. Ltd., 7.125%, 11/15/03                          125,000       97,500
 American President Cos. Ltd., 8.000%, 1/15/24                           250,000      145,000
 Seabulk International, Inc., 12.500%, 6/30/07                           255,148      209,221
 Transportacion Maritima Mexicana SA de CV,
  10.250%, 11/15/06**                                                    375,000      313,125
                                                                                 ------------
                                                                                      764,846
                                                                                 ------------

TELECOMMUNICATIONS--3.9%
 Call-Net Enterprises, Inc., 0.000%, 5/15/09 (step to 10.800% on
  5/15/04)# ^ **                                                         500,000      111,250
 Call-Net Enterprises, Inc., 8.000%, 8/15/08^ **                         500,000      122,500
 KPNQwest NV, 8.125%, 6/01/09**                                          100,000       23,000
 Loxley Public Co. Ltd., 7.500%, 4/30/08**                               115,743       69,446
 Philippine Long Distance Telephone Co., 8.350%, 3/06/17**               675,000      509,017
 RCN Corp., 0.000%, 10/15/07 (step to 11.125% on 10/15/02)#              235,000       48,175
 RCN Corp., 0.000%, 2/15/08 (step to 9.800% on 2/15/03)#               1,387,000      208,050
 RCN Corp., 0.000%, 7/01/08 (step to 11.000% on 7/01/03)#                 59,000        8,850
 Williams Communications Group, Inc., 10.700%, 10/01/07^                 375,000       58,125
 Williams Communications Group, Inc., 11.700%, 8/01/08^                  575,000       86,250
 Williams Communications Group, Inc., 11.875%, 8/01/10^                  250,000       37,500
                                                                                 ------------
                                                                                    1,282,163
                                                                                 ------------

TELECOMMUNICATIONS EQUIPMENT--3.2%
 Broadband Technologies, Inc., 5.000%, 5/15/01^                          415,000          129
 Lucent Technologies, Inc., 6.450%, 3/15/29                            1,225,000      796,250
 Nortel Networks Ltd., 6.125%, 2/15/06**                                 350,000      257,250
                                                                                 ------------
                                                                                    1,053,629
                                                                                 ------------

TELECOMMUNICATIONS--WIRELESS--6.7%
 Microcell Telecommunications, Inc., 0.000%, 10/15/07
  (step to 11.125% on 10/15/02)# **                                CAD   785,000      246,112
 Microcell Telecommunications, Inc., 0.000%, 6/01/09
  (step to 12.000% on 6/01/04)# **                                 USD   250,000       90,000
 Nextel Communications, Inc., 0.000%, 10/31/07 (step to
  9.750% on 10/31/02 )#                                                  400,000      258,000
 Nextel Communications, Inc., 0.000%, 2/15/08 (step to
  9.950% on 2/15/03)#                                                    400,000      238,000
 Nextel Communications, Inc., 9.375%, 11/15/09                           400,000      263,000
 PTC International Finance BV, 0.000%, 7/01/07 (step to
  10.750% on 7/01/02 )#                                                  200,000      191,500



                                    [Graphic]
                         Loomis Sayles Investment Trust

PORTFOLIO OF INVESTMENTS--AS OF MARCH 31, 2002 [UNAUDITED]

                                                                 Face
                                                               Amount      Value +
-------------------------------------------------------------------------------------
BONDS AND NOTES - CONTINUED

TELECOMMUNICATIONS--WIRELESS--CONTINUED
 PTC International Finance II, 11.250%, 12/01/09          EUR 100,000 $     91,450
 Rogers Wireless Communications, Inc., 8.800%, 10/01/07   USD 475,000      410,875
 US Unwired, Inc., Series B, 0.000%, 11/01/09 (step to
  13.375% on 11/01/04 )#                                      600,000      390,000
                                                                      ------------
                                                                         2,178,937
                                                                      ------------

TEXTILE & APPAREL--0.7%
 Phillips Van Heusen Corp., 7.750%, 11/15/23                  275,000      228,250
                                                                      ------------

UTILITIES--ELECTRIC--5.2%
 Calpine Corp., 7.625%, 4/15/06                               125,000       98,750
 Espirito Santo Centrais Eletricas SA, 10.000%, 7/15/07**     375,000      341,250
 Panda Funding Corp., 11.625%, 8/20/12                        263,298      263,297
 Quezon Power Philippines Co., 8.860%, 6/15/17**              320,125      240,094
 Tata Electric Co., 8.500%, 8/19/17 144A**                    500,000      462,045
 Tenaga Nasional Berhad, 7.500%, 11/01/25 144A                335,000      298,615
                                                                      ------------
                                                                         1,704,051
                                                                      ------------
 TOTAL NON-CONVERTIBLE BONDS
  (Identified Cost $25,284,658)                                         21,157,022
                                                                      ------------

CONVERTIBLE BONDS--21.1%

AEROSPACE/DEFENSE--0.3%
 Hexcel Corp., 7.000%, 8/01/03                                 64,000       46,400
 Hexcel Corp., 7.000%, 8/01/11                                 98,000       56,105
                                                                      ------------
                                                                           102,505
                                                                      ------------

AUTO & RELATED--1.5%
 MascoTech, Inc., 4.500%, 12/15/03                            525,000      469,875
                                                                      ------------

BUILDING & CONSTRUCTION--0.5%
 Empresas ICA Sociedad, 5.000%, 3/15/04**                     250,000      175,000
                                                                      ------------

CABLE--2.1%
 Rogers Communications, Inc., 2.000%, 11/26/05**              535,000      419,226
 Telewest Communications Plc, 5.250%, 2/19/07**           GBP 300,000      169,596
 Telewest Finance, 6.000%, 7/07/05                        USD 185,000       85,562
                                                                      ------------
                                                                           674,384
                                                                      ------------

COMPUTER HARDWARE--3.3%
 Maxtor Corp., 5.750%, 3/01/12                                625,000      462,500
 Quantum Corp., 7.000%, 8/01/04                               225,000      208,327
 S3, Inc., 5.750%, 10/01/03                                   237,000      199,673
 Western Digital, Zero Coupon Bond, 2/18/18                   310,000      130,200
 Western Digital, Zero Coupon Bond, 2/18/18 144A              198,000       83,160
                                                                      ------------
                                                                         1,083,860
                                                                      ------------

ELECTRONIC COMPONENTS--SEMICONDUCTORS--3.6%
 Amkor Technology, Inc., 5.000%, 3/15/07                      300,000      232,500

PORTFOLIO OF INVESTMENTS--AS OF MARCH 31, 2002 [UNAUDITED]

                                                            Face
                                                          Amount      Value +
  ------------------------------------------------------------------------------
  BONDS AND NOTES - CONTINUED

  ELECTRONIC COMPONENTS--SEMICONDUCTORS--CONTINUED
   Analog Devices, Inc., 4.750%, 10/01/05            USD 300,000 $    284,625
   Cypress Semiconductor Corp., 3.750%, 7/01/05          300,000      258,930
   Richardson Electronics Ltd., 7.250%, 12/15/06         100,000       81,750
   Vitesse Semiconductor Corp., 4.000%, 3/15/05          400,000      312,500
                                                                 ------------
                                                                    1,170,305
                                                                 ------------

  OFFICE EQUIPMENT--0.4%
   Xerox Corp., 0.570%, 4/21/18                          250,000      140,000
                                                                 ------------

  OIL--DRILLING EQUIPMENT--0.4%
   Parker Drilling Co., 5.500%, 8/01/04                  150,000      134,475
                                                                 ------------

  PHARMACEUTICAL--4.9%
   Affymetrix, Inc., 4.750%, 2/15/07                     350,000      280,437
   Affymetrix, Inc., 4.750%, 2/15/07 144A                150,000      120,188
   Glycomed, Inc., 7.500%, 1/01/03                       410,000      400,775
   Human Genome Sciences, Inc., 3.750%, 3/15/07          225,000      161,978
   Human Genome Sciences, Inc., 3.750%, 3/15/07 144A     450,000      322,312
   NABI, Inc., 6.500%, 2/01/03                           320,000      310,000
                                                                 ------------
                                                                    1,595,690
                                                                 ------------

  RETAIL--GENERAL--0.0%
   CML Group, Inc., 5.500%, 1/15/03^                      81,000           51
                                                                 ------------

  TELECOMMUNICATIONS--1.7%
   Colt Telecom Group Plc, 2.000%, 3/29/06           EUR 500,000      206,098
   Colt Telecom Group Plc, 2.000%, 12/16/06              775,000      310,672
   Colt Telecom Group Plc, 2.000%, 4/03/07**             125,000       50,653
                                                                 ------------
                                                                      567,423
                                                                 ------------

  TELECOMMUNICATIONS EQUIPMENT--1.5%
   CIENA Corp., 3.750%, 2/01/08                      USD 100,000       64,010
   CommScope, Inc., 4.000%, 12/15/06                     200,000      160,000
   Juniper Networks, Inc., 4.750%, 3/15/07               200,000      141,760
   ONI Systems Corp., 5.000%, 10/15/05                   170,000      130,696
                                                                 ------------
                                                                      496,466
                                                                 ------------

  TELECOMMUNICATIONS--WIRELESS--0.2%
   Nextel Communications, Inc., 6.000%, 6/01/11          100,000       55,250
                                                                 ------------

  TEXTILE & APPAREL--0.0%
   Dixie Yarns, Inc., 7.000%, 5/15/12                     28,000       11,200
                                                                 ------------

  TOBACCO--0.7%
   Loews Corp., 3.125%, 9/15/07                          250,000      212,650
                                                                 ------------
   TOTAL CONVERTIBLE BONDS
    (Identified Cost $7,517,907)                                    6,889,134
                                                                 ------------
   TOTAL BONDS AND NOTES
    (Identified Cost $32,802,565)                                  28,046,156
                                                                 ------------



                                    [Graphic]
                         Loomis Sayles Investment Trust

PORTFOLIO OF INVESTMENTS--AS OF MARCH 31, 2002 [UNAUDITED]


                                                          Shares      Value +
   -----------------------------------------------------------------------------
   COMMON STOCKS - 2.9% OF NET ASSETS

   FOREST & PAPER PRODUCTS--1.4%
    Sappi Ltd. ADR**                                      34,500 $    461,955
                                                                 ------------

   OIL & GAS DRILLING EQUIPMENT--0.9%
    Trico Marine Services, Inc.*                          33,866      297,005
                                                                 ------------

   REAL ESTATE INVESTMENT TRUSTS--0.4%
    Associated Estates Realty Corp.                       12,600      128,898
                                                                 ------------

   SHIPPING--0.1%
    Seabulk International, Inc.*                           6,493       35,712
                                                                 ------------

   TELECOMMUNICATIONS--0.1%
    Loxley Public Co. Ltd.                                79,552       20,313
                                                                 ------------
    TOTAL COMMON STOCKS
     (Identified Cost $1,051,914)                                     943,883
                                                                 ------------

   PREFERRED STOCKS - 6.5% OF NET ASSETS

   NON-CONVERTIBLE PREFERRED STOCKS--4.6%

   FINANCIAL SERVICES--0.1%
    Siam Commercial Bank Public Co. Ltd., 5.250%* **      30,000       15,942
                                                                 ------------

   REAL ESTATE INVESTMENT TRUSTS--1.1%
    JDN Realty Corp., Series A, 9.375%                     1,100       27,511
    La Quinta Properties, Inc., Series A, 9.000%          14,800      340,400
                                                                 ------------
                                                                      367,911
                                                                 ------------

   UTILITIES--ELECTRIC--3.4%
    Central Maine Power Co., 3.500%                        1,320       67,320
    Entergy Gulf States, Inc., 4.400%                        100        6,125
    Niagara Mohawk Power Corp., 3.400%                     1,860      117,980
    Niagara Mohawk Power Corp., 3.600%                     1,560      103,740
    Niagara Mohawk Power Corp., 4.100%                     1,890      144,585
    Niagara Mohawk Power Corp., 5.250%                       100        9,358
    Pacific Gas & Electric Co., 5.000%^                   10,000      145,000
    Southern California Edison Co., 7.230%                 5,000      501,094
                                                                 ------------
                                                                    1,095,202
                                                                 ------------
    TOTAL NON-CONVERTIBLE PREFERRED STOCKS
     (Identified Cost $821,836)                                     1,479,055
                                                                 ------------

   CONVERTIBLE PREFERRED STOCKS--1.9%

   BUILDING MATERIALS--0.1%
    Owens Corning, 6.500%^                                17,500       17,500
                                                                 ------------

   METALS--0.0%
    Bethlehem Steel Corp., $3.50^                         10,000       13,500
                                                                 ------------

PORTFOLIO OF INVESTMENTS--AS OF MARCH 31, 2002 [UNAUDITED]


                                                                    Shares      Value +
------------------------------------------------------------------------------------------
PREFERRED STOCKS - CONTINUED

NATURAL GAS--0.8%
 Western Gas Resources, Inc., $2.625                                 5,000 $    259,250
                                                                           ------------

TELECOMMUNICATIONS--1.0%
 Philippine Long Distance Telephone Co., $3.50 GDS**                13,450      334,905
 Williams Communications Group, Inc., 6.750% 144A^ *                 5,000          600
                                                                           ------------
                                                                                335,505
                                                                           ------------
 TOTAL CONVERTIBLE PREFERRED STOCKS
  (Identified Cost $1,447,357)                                                  625,755
                                                                           ------------
 TOTAL PREFERRED STOCKS
  (Identified Cost $2,269,193)                                                2,104,810
                                                                           ------------

WARRANTS - 0.0% OF NET ASSETS

FINANCIAL SERVICES--0.0%
 Siam Commercial Bank Public Co. Ltd., expiring 5/10/02*            30,000          145
                                                                           ------------

FOREST & PAPER PRODUCTS--0.0%
 Asia Pulp & Paper Ltd., expiring 03/15/05 144A^ *                     250            0
                                                                           ------------

SHIPPING--0.0%
 Seabulk International, Inc., expiring 06/30/07 144A*                1,411        2,822
 Seabulk International, Inc., expiring 12/15/03*                       163           61
                                                                           ------------
                                                                                  2,883
                                                                           ------------
 TOTAL WARRANTS
  (Identified Cost $1,428)                                                        3,028
                                                                           ------------

                                                                      Face
                                                                    Amount
------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENT - 5.5% OF NET ASSETS
 Repurchase Agreement with State Street Corp., dated 3/28/02 at 0.850% to be repurchased at $1,808,171 on 4/01/02
  collateralized by $2,035,000 U.S. Treasury Bond, 5.250%
  due 2/15/29 with a value of $1,845,824                     USD 1,808,000    1,808,000
                                                                           ------------
 TOTAL SHORT-TERM INVESTMENT
  (Identified Cost $1,808,000)                                                1,808,000
                                                                           ------------
TOTAL INVESTMENTS--101.0%
 (IDENTIFIED COST $37,933,100)@                                              32,905,877
 Liabilities, Less Cash and Other Assets--(1.0%)                              (341,261)
                                                                           ------------
NET ASSETS--100%                                                           $ 32,564,616
                                                                           ============



                                    [Graphic]
                         Loomis Sayles Investment Trust

PORTFOLIO OF INVESTMENTS--AS OF MARCH 31, 2002 [UNAUDITED]


+     See Note 1.
144A Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
^     Security in default
**    Foreign issued security
# Step Bond: Coupon is zero or below market rate for an initial period and then increases at a specified date and rate.
*     Non-income producing security
@ At March 31, 2002, the net unrealized depreciation on investments based on cost of $37,933,100 for federal income tax purposes was as follows:
      Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $3,096,931 and $8,124,154, respectively, resulting in net unrealized depreciation of $5,027,223.

Key to Abbreviations:
ADR: American Depositary Receipt
CAD: Canadian Dollar
EUR: Euro
GBP: Great British Pound
GDS: Global Depositary Shares
USD: United States Dollar
ZAR: South African Rand

                See accompanying notes to financial statements.

LOOMIS SAYLES INTERMEDIATE DURATION FIXED INCOME FUND
PORTFOLIO OF INVESTMENTS--AS OF MARCH 31, 2002 [UNAUDITED]

                                                                     Face
                                                                   Amount      Value +
--------------------------------------------------------------------------------------
BONDS AND NOTES - 98.2% OF NET ASSETS

AEROSPACE/DEFENSE--1.1%
 Raytheon Co., 6.000%, 12/15/10                               $   100,000 $     94,105
 Raytheon Co., 6.300%, 3/15/05                                    150,000      151,920
                                                                          ------------
                                                                               246,025
                                                                          ------------

ASSET-BACKED SECURITIES--7.3%
 Community Program Loan Trust, 4.500%, 10/01/18                   250,614      234,522
 Ford Credit Auto Owner Trust, Class B, 4.790%, 11/15/06          450,000      438,044
 Honda Auto Receivables Owner Trust, 5.560%, 6/19/06              400,000      407,500
 Vanderbilt Mortgage & Finance, Inc., 6.545%, 4/07/18             600,000      620,972
                                                                          ------------
                                                                             1,701,038
                                                                          ------------

AUTO & RELATED--5.6%
 Cummins Engine Co., Inc., 6.250%, 3/01/03                        200,000      198,728
 Delphi Automotive Systems Corp., 6.125%, 5/01/04                 150,000      152,336
 Delphi Automotive Systems Corp., 6.500%, 5/01/09                 250,000      243,357
 TRW, Inc., 6.500%, 6/01/02                                       150,000      150,603
 TRW, Inc., 6.625%, 6/01/04                                       300,000      301,123
 TRW, Inc., 7.125%, 6/01/09                                       250,000      242,682
                                                                          ------------
                                                                             1,288,829
                                                                          ------------

BANKING & FINANCE--0.5%
 Bank of America Corp., 7.200%, 4/15/06                            50,000       53,226
 Commercial Credit Co., 6.500%, 6/01/05                            50,000       51,909
                                                                          ------------
                                                                               105,135
                                                                          ------------

BEVERAGES--0.2%
 Anheuser Busch Cos., Inc., 6.750%, 6/01/05                        40,000       40,309
                                                                          ------------

CABLE--2.7%
 Comcast Cable Communications, 6.200%, 11/15/08                   400,000      385,424
 Cox Communications, Inc., 6.400%, 8/01/08                        250,000      239,772
                                                                          ------------
                                                                               625,196
                                                                          ------------

COMMUNICATIONS EQUIPMENT--2.6%
 Motorola, Inc., 6.750%, 2/01/06                                  150,000      147,956
 Motorola, Inc., 7.625%, 11/15/10                                 350,000      346,097
 Motorola, Inc., 8.000%, 11/01/11                                 100,000       98,875
                                                                          ------------
                                                                               592,928
                                                                          ------------

COMPUTERS--2.5%
 Compaq Computer Corp., 6.200%, 5/15/03                           400,000      402,892
 International Business Machines Corp., 6.000%, 12/18/13           75,000       71,320
 Sun Microsystems, Inc., 7.350%, 8/15/04                          110,000      111,835
                                                                          ------------
                                                                               586,047
                                                                          ------------

ENTERTAINMENT--1.1%
 AOL Time Warner, Inc., 6.125%, 4/15/06                           250,000      249,703
                                                                          ------------



                                    [Graphic]
                         Loomis Sayles Investment Trust

PORTFOLIO OF INVESTMENTS--AS OF MARCH 31, 2002 [UNAUDITED]

                                                               Face
                                                             Amount      Value +
-----------------------------------------------------------------------------------
BONDS AND NOTES - CONTINUED

FINANCIAL SERVICES--15.9%
 Capital One Bank, 6.375%, 2/15/03                         $590,000 $    588,973
 CIT Group, Inc., 5.500%, 2/15/04                           200,000      199,620
 CIT Group, Inc., 5.625%, 5/17/04                           250,000      246,818
 ERAC USA Finance Co., 6.800%, 2/15/08 144A                 100,000       99,340
 ERAC USA Finance Co., 7.350%, 6/15/08 144A                 100,000      101,904
 Ford Motor Credit Co., 5.800%, 1/12/09                     600,000      540,576
 Ford Motor Credit Co., 7.500%, 1/15/03                      50,000       50,524
 Ford Motor Credit Co., Class B, 7.370%, 7/15/04            200,000      208,408
 General Motors Acceptance Corp., 6.150%, 4/05/07           300,000      294,350
 Green Tree Financial Corp., 6.080%, 12/01/30               350,000      351,529
 Green Tree Financial Corp., 6.160%, 2/01/31                300,000      304,686
 Household Finance Corp., 5.750%, 1/30/07                   100,000       96,303
 Household Finance Corp., 5.875%, 9/25/04                   250,000      251,590
 Navistar Financial Corp., 6.220%, 10/17/05                 112,570      115,050
 Navistar Financial Corp. Owner Trust, 5.590%, 5/15/08      223,102      227,873
                                                                    ------------
                                                                       3,677,544
                                                                    ------------

FOREIGN GOVERNMENT/AGENCY--3.9%
 Korea Electric Power Corp., 7.750%, 4/01/13                150,000      154,722
 Pemex Finance Ltd., 9.140%, 8/15/04**                      150,000      156,732
 Republic of South Africa, 8.375%, 10/17/06                 550,000      580,250
                                                                    ------------
                                                                         891,704
                                                                    ------------

FOREST & PAPER PRODUCTS--2.1%
 International Paper Co., 6.750%, 9/01/11                   250,000      248,390
 Weyerhaeuser Co., 6.000%, 8/01/06                          250,000      246,503
                                                                    ------------
                                                                         494,893
                                                                    ------------

GOVERNMENT AGENCIES--8.4%
 Federal Home Loan Mortgage Corp., 5.125%, 10/15/08         900,000      873,424
 Federal Home Loan Mortgage Corp., 5.500%, 3/01/13          133,989      131,309
 Federal Home Loan Mortgage Corp., 6.000%, 11/01/12         291,159      292,250
 Federal National Mortgage Association, 4.375%, 10/15/06    400,000      386,876
 Federal National Mortgage Association, 5.500%, 2/01/17     198,305      193,100
 Tennessee Valley Authority, 5.375%, 11/13/08                75,000       73,378
                                                                    ------------
                                                                       1,950,337
                                                                    ------------

INVESTMENT BANKING--5.4%
 Bear Stearns Cos., Inc., 6.150%, 3/02/04                   350,000      357,665
 Donaldson, Lufkin & Jenrette, Inc., 6.875%, 11/01/05        75,000       78,026
 Lehman Brothers Holdings, Inc., 7.125%, 9/15/03            540,000      562,891
 Morgan Stanley Dean Witter & Co., 5.625%, 1/20/04          250,000      256,282
                                                                    ------------
                                                                       1,254,864
                                                                    ------------

METALS--1.1%
 Pohang Iron & Steel Co. Ltd., 7.125%, 11/01/06**           250,000      257,315
                                                                    ------------

MORTGAGE SECURITIES--3.1%
 Nomura Asset Securities Corp., 6.280%, 3/15/30             328,517      338,761

PORTFOLIO OF INVESTMENTS--AS OF MARCH 31, 2002 [UNAUDITED]

                                                                Face
                                                              Amount      Value +
------------------------------------------------------------------------------------
BONDS AND NOTES - CONTINUED

MORTGAGE SECURITIES--CONTINUED
 Prudential Home Mortgage Securities Co., 6.000%, 1/25/09   $177,837 $    178,836
 Washington Mutual, Class A6, 5.598%, 4/25/32                200,000      197,625
                                                                     ------------
                                                                          715,222
                                                                     ------------

NATURAL GAS--2.2%
 El Paso Energy Corp., 6.750%, 5/15/09                       350,000      335,872
 Kinder Morgan, Inc., 6.650%, 3/01/05                        165,000      167,854
                                                                     ------------
                                                                          503,726
                                                                     ------------

OFFICE EQUIPMENT--0.4%
 Xerox Corp., 5.500%, 11/15/03                               100,000       93,500
                                                                     ------------

OIL & GAS DRILLING EQUIPMENT--2.8%
 Halliburton Co., 6.000%, 8/01/06                            200,000      179,694
 Transocean Sedco Forex, Inc., 6.500%, 4/15/03               450,000      459,526
                                                                     ------------
                                                                          639,220
                                                                     ------------

OIL & GAS EXPLORATION--0.8%
 Pioneer Natural Resources Co., 6.500%, 1/15/08              200,000      190,000
                                                                     ------------

OIL & GAS--MAJOR INTEGRATED--3.7%
 Conoco Funding Co., 5.450%, 10/15/06                        250,000      248,100
 PDVSDA Finance Ltd., 6.450%, 2/15/04**                      250,000      241,250
 PDVSDA Finance Ltd., 6.800%, 11/15/08**                     150,000      126,750
 Phillips Petroleum Co., 6.375%, 3/30/09                     250,000      248,802
                                                                     ------------
                                                                          864,902
                                                                     ------------

RAIL--TRANSPORT--0.8%
 Burlington Northern Santa Fe Corp., 6.125%, 3/15/09         200,000      194,644
                                                                     ------------

REAL ESTATE INVESTMENT TRUSTS--5.4%
 EOP Operating LP, 7.000%, 7/15/11                           200,000      199,154
 Highwoods Realty LP, 6.750%, 12/01/03                       500,000      506,855
 Trinet Corporate Realty Trust, Inc., 6.750%, 3/01/13        550,000      547,244
                                                                     ------------
                                                                        1,253,253
                                                                     ------------

RETAIL--GENERAL--2.1%
 J.C. Penney Co., Inc., 7.600%, 4/01/07                      150,000      146,250
 Sears Roebuck Acceptance Corp., 6.250%, 5/01/09             150,000      147,687
 Sears Roebuck Acceptance Corp., 6.560%, 11/20/03            100,000      103,136
 Sears Roebuck Acceptance Corp., 7.125%, 6/30/03              75,000       77,353
                                                                     ------------
                                                                          474,426
                                                                     ------------

TELECOMMUNICATIONS--9.3%
 AT&T Corp., 6.500%, 11/15/06 144A                           500,000      490,850
 Pacific Bell, 7.000%, 7/15/04                                50,000       52,766
 Qwest Capital Funding, Inc., 5.875%, 8/03/04                200,000      171,781
 Qwest Capital Funding, Inc., 6.375%, 7/15/08                300,000      250,542
 Qwest Capital Funding, Inc., 7.750%, 8/15/06                100,000       85,035
 Qwest Corp., 5.625%, 11/15/08                               150,000      127,388



                                    [Graphic]
                         Loomis Sayles Investment Trust

PORTFOLIO OF INVESTMENTS--AS OF MARCH 31, 2002 [UNAUDITED]

                                                            Face
                                                          Amount      Value +
  ------------------------------------------------------------------------------
  BONDS AND NOTES - CONTINUED

  TELECOMMUNICATIONS--CONTINUED
   Sprint Capital Corp., 5.875%, 5/01/04                $150,000 $    143,527
   Sprint Capital Corp., 6.125%, 11/15/08                100,000       89,252
   Sprint Capital Corp., 6.375%, 5/01/09                 300,000      268,623
   WorldCom, Inc., 6.400%, 8/15/05                       550,000      480,683
                                                                 ------------
                                                                    2,160,447
                                                                 ------------

  TELECOMMUNICATIONS EQUIPMENT--0.8%
   Lucent Technologies, Inc., 5.500%, 11/15/08           255,000      186,150
                                                                 ------------

  UTILITIES--0.9%
   Progress Energy, Inc., 6.750%, 3/01/06                200,000      204,644
                                                                 ------------

  UTILITIES--ELECTRIC--5.5%
   American Electric Power Co., Inc., 6.125%, 5/15/06    400,000      397,148
   Calpine Canada Energy Finance, 8.500%, 5/01/08**      250,000      197,500
   Consolidated Edison Co., Inc., 6.625%, 7/01/05         75,000       77,125
   Constellation Energy Group, Inc., 6.350%, 4/01/07     200,000      198,882
   Duke Capital Corp., 7.250%, 10/01/04                  150,000      157,993
   Enersis SA, 6.900%, 12/01/06**                         50,000       47,911
   Pennsylvania Electric Co., 5.750%, 4/01/04            200,000      200,368
                                                                 ------------
                                                                    1,276,927
                                                                 ------------
   TOTAL BONDS AND NOTES
    (Identified Cost $22,691,053)                                  22,718,928
                                                                 ------------
  TOTAL INVESTMENTS--98.2%
   (IDENTIFIED COST $22,691,053)@                                  22,718,928
   Cash and Other Assets, Less Liabilities--1.8%                      424,705
                                                                 ------------
  NET ASSETS--100%                                               $ 23,143,633
                                                                 ============

+    See Note 1.
144A Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
**   Foreign issued security
@ At March 31, 2002, the net unrealized depreciation on investments based on cost of $22,719,577 for federal income tax purposes was as follows:
     Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $347,188 and $347,837, respectively, resulting in net unrealized depreciation of $649.

                See accompanying notes to financial statements.

LOOMIS SAYLES INVESTMENT GRADE FIXED INCOME FUND
PORTFOLIO OF INVESTMENTS--AS OF MARCH 31, 2002 [UNAUDITED]

                                                                       Face
                                                                     Amount           Value +
------------------------------------------------------------------------------------------------
BONDS AND NOTES - 92.4% OF NET ASSETS

NON-CONVERTIBLE BONDS--82.1%

AEROSPACE/DEFENSE--1.9%
 Raytheon Co., 6.400%, 12/15/18                           USD     2,500,000    $    2,269,750
 Raytheon Co., 7.200%, 8/15/27                                      500,000           490,315
                                                                               --------------
                                                                                    2,760,065
                                                                               --------------

AIRLINES--0.5%
 US Airways, 6.850%, 1/30/18                                        922,238           761,778
                                                                               --------------

AIR TRANSPORT--2.2%
 Atlas Air, Inc., 7.680%, 1/02/14                                 3,571,473         3,144,753
                                                                               --------------

AUTO & RELATED--5.5%
 Dana Corp., 7.000%, 3/15/28                                        550,000           423,500
 Dana Corp., 7.000%, 3/01/29                                        375,000           288,750
 Delphi Automotive Systems Corp., 7.125%, 5/01/29                 3,000,000         2,774,010
 Ford Motor Co., 6.375%, 2/01/29                                  3,350,000         2,655,980
 General Motors Corp., 6.750%, 5/01/28                              500,000           434,790
 TRW, Inc., 6.650%, 1/15/28                                         250,000           206,003
 TRW, Inc., 7.750%, 6/01/29                                       1,100,000         1,048,632
                                                                               --------------
                                                                                    7,831,665
                                                                               --------------

BANKING & FINANCE--0.4%
 First Union Institutional Trust, 7.850%, 1/01/27                   500,000           497,960
                                                                               --------------

BANKS/SAVINGS & LOANS--2.2%
 Bangkok Bank Public Co. Ltd., 9.025%, 3/15/29 144A**             1,500,000         1,372,500
 Key Bank NA, 6.950%, 2/01/28                                       500,000           479,105
 Keycorp Capital II, 6.875%, 3/17/29                                500,000           432,475
 Keycorp Capital III, 7.750%, 7/15/29                               650,000           623,909
 Thai Farmers Bank Plc, 8.250%, 8/21/16 144A**                      250,000           235,000
                                                                               --------------
                                                                                    3,142,989
                                                                               --------------

CANADIAN--17.0%
 Alberta Municipal Funding Corp., 5.700%, 9/01/11         CAD     2,215,000         1,359,000
 Canadian Government, Zero Coupon Bond, 6/01/25                  31,550,000         4,735,665
 Milit-Air, Inc., 5.750%, 6/30/19                                 1,712,780         1,027,990
 New Brunswick FM Project, 0.000%, 11/30/27 (step to
  6.470% on 5/30/03) 144A#                                          500,000           286,086
 Ontario Hydro, Zero Coupon Bond, 10/15/21                          850,000           149,363
 Province of Alberta, 5.000%, 12/16/08                            2,000,000         1,204,578
 Province of Alberta, 5.930%, 9/16/16                               629,897           394,969
 Province of British Columbia, Zero Coupon Bond, 8/23/13          5,000,000         1,544,677
 Province of British Columbia, Zero Coupon Bond, 6/09/14          1,000,000           290,331
 Province of British Columbia, Zero Coupon Bond, 9/05/20          3,300,000           612,822
 Province of British Columbia, Zero Coupon Bond, 6/09/22          4,000,000           667,720
 Province of British Columbia, Zero Coupon Bond, 8/19/22          4,195,000           691,275
 Province of British Columbia, Zero Coupon Bond, 8/23/24         10,000,000         1,449,774
 Province of British Columbia, Zero Coupon Bond, 11/19/27         6,500,000           802,881



                                    [Graphic]
                         Loomis Sayles Investment Trust

PORTFOLIO OF INVESTMENTS--AS OF MARCH 31, 2002 [UNAUDITED]

                                                                           Face
                                                                         Amount        Value +
-------------------------------------------------------------------------------------------------
BONDS AND NOTES - CONTINUED

CANADIAN--CONTINUED
 Province of British Columbia, 5.700%, 6/18/29                  CAD     325,000 $      183,484
 Province of Manitoba, 6.500%, 9/22/17                                1,825,000      1,167,300
 Province of Manitoba, 7.750%, 12/22/25                               3,100,000      2,221,744
 Province of Newfoundland, 6.150%, 4/17/28                              500,000        294,109
 Province of Ontario, Zero Coupon Bond, 6/02/27                      10,000,000      1,248,119
 Province of Saskatchewan, Zero Coupon Bond, 4/10/14                  2,500,000        728,320
 Province of Saskatchewan, 5.750%, 3/05/29                            5,225,000      2,975,479
 Province of Saskatchewan (Certificate of Deposit), Zero Coupon
  Bond, 2/04/22                                                       1,281,000        217,002
 Province of Saskatchewan (Certificate of Deposit), Zero Coupon
  Bond, 5/30/25                                                       1,250,000        173,658
                                                                                --------------
                                                                                    24,426,346
                                                                                --------------

COMMUNICATIONS EQUIPMENT--0.5%
 Motorola, Inc., 6.500%, 11/15/28                               USD     500,000        413,015
 Motorola, Inc., 7.625%, 11/15/10                                       250,000        247,212
                                                                                --------------
                                                                                       660,227
                                                                                --------------

COMPUTERS--0.2%
 Dell Computer Corp., 7.100%, 4/15/28                                   350,000        333,452
                                                                                --------------

CONSUMER PRODUCTS--1.4%
 Bausch & Lomb, Inc., 7.125%, 8/01/28                                 1,250,000      1,002,187
 Pennzoil-Quaker State Co., 7.375%, 4/01/29                           1,000,000        983,339
                                                                                --------------
                                                                                     1,985,526
                                                                                --------------

ELECTRONIC COMPONENTS--0.2%
 Pioneer Standard Electronics, Inc., 9.500%, 8/01/06                    250,000        226,867
                                                                                --------------

ELECTRONIC COMPONENTS--SEMICONDUCTORS--0.8%
 Samsung Electronics Co. Ltd., 7.700%, 10/01/27 144A                  1,250,000      1,119,375
                                                                                --------------

ELECTRONICS--0.0%
 Zenith Electronics Corp., 8.190%, 11/01/09                              34,000          3,315
                                                                                --------------

ENTERTAINMENT--2.8%
 Time Warner Entertainment Co., 6.875%, 6/15/18                         410,000        386,240
 Time Warner Entertainment Co., 6.950%, 1/15/28                       2,250,000      2,062,395
 Time Warner, Inc., 6.625%, 5/15/29                                   1,850,000      1,625,410
                                                                                --------------
                                                                                     4,074,045
                                                                                --------------

FINANCIAL SERVICES--2.0%
 Cerro Negro Finance Ltd., 7.900%, 12/01/20 144A                        500,000        328,285
 CIT Group, Inc., 7.750%, 4/02/12                                     1,000,000      1,004,810
 Ford Motor Credit Co., 6.500%, 1/25/07                                 150,000        145,761
 General Motors Acceptance Corp., 7.500%, 12/01/06              NZD   1,500,000        636,252
 John Deere Capital Corp., 7.000%, 3/15/12                      USD     250,000        248,575
 Petrozuata Finance, Inc., 8.220%, 4/01/17 144A**                       700,000        462,000
                                                                                --------------
                                                                                     2,825,683
                                                                                --------------

PORTFOLIO OF INVESTMENTS--AS OF MARCH 31, 2002 [UNAUDITED]

                                                                    Face
                                                                  Amount       Value +
-----------------------------------------------------------------------------------------
BONDS AND NOTES - CONTINUED

FOOD--0.7%
 ConAgra, Inc., 7.000%, 10/01/28                           USD 1,000,000 $     971,210
                                                                         -------------

FOREIGN GOVERNMENT/AGENCY--3.3%
 New South Wales Treasury, Zero Coupon Bond, 11/23/20      AUD 6,000,000       942,025
 Republic of Brazil C Bond, 8.000%, 4/15/14                USD   615,703       501,798
 Republic of South Africa, 8.500%, 6/23/17                     1,125,000     1,099,687
 Republic of South Africa, 12.500%, 12/21/06               ZAR 7,730,000       676,588
 Republic of South Africa, 13.000%, 8/31/10                    3,400,000       296,576
 Republic of South Africa, 13.500%, 9/15/15                    2,500,000       224,328
 South Australia Government Finance Authority, Zero Coupon
  Bond, 12/21/15                                           AUD   900,000       189,917
 United Mexican States, 8.300%, 8/15/31                    USD   750,000       745,875
                                                                         -------------
                                                                             4,676,794
                                                                         -------------

FOREST & PAPER PRODUCTS--2.7%
 Georgia-Pacific Corp. (Timber Group), 7.250%, 6/01/28         1,500,000     1,173,930
 Georgia-Pacific Group, 7.750%, 11/15/29                       1,775,000     1,470,588
 MacMillan Bloedel Ltd., 7.700%, 2/15/26                         305,000       299,217
 Pindo Deli Finance Mauritius Ltd., 10.875%, 10/01/27^ **        100,000        17,250
 Westvaco Corp., 7.000%, 8/15/23                                 500,000       470,970
 Weyerhaeuser Co., 6.950%, 10/01/27                              500,000       465,995
                                                                         -------------
                                                                             3,897,950
                                                                         -------------

GOVERNMENT AGENCIES--2.7%
 Federal Home Loan Mortgage Corp., 6.875%, 1/15/05               275,000       292,188
 Federal National Mortgage Association, Zero Coupon Bond,
  10/29/07                                                 NZD 6,850,000     2,001,463
 Federal National Mortgage Association, 6.375%, 8/15/07    AUD 3,000,000     1,603,852
                                                                         -------------
                                                                             3,897,503
                                                                         -------------

HOME BUILDERS--1.8%
 Pulte Corp., 7.000%, 12/15/03                             USD   188,000       190,207
 Pulte Corp., 7.300%, 10/24/05                                   200,000       200,282
 Pulte Corp., 7.625%, 10/15/17                                 2,500,000     2,250,550
                                                                         -------------
                                                                             2,641,039
                                                                         -------------

INSURANCE--0.8%
 Progressive Corp., 6.625%, 3/01/29                               35,000        31,052
 UnumProvident Corp., 6.750%, 12/15/28                         1,300,000     1,126,008
                                                                         -------------
                                                                             1,157,060
                                                                         -------------

NATURAL GAS--2.9%
 El Paso CGP Co., 6.950%, 6/01/28                                250,000       218,375
 El Paso Corp., 7.000%, 5/15/11                                  500,000       485,855
 El Paso Energy Corp., 6.750%, 5/15/09                           250,000       239,908
 KN Capital Trust, 7.630%, 4/15/28                             2,000,000     1,855,098
 KN Energy, Inc., 7.250%, 3/01/28                              1,000,000       950,070
 Tennessee Gas Pipeline Co., 7.000%, 10/15/28                    500,000       438,630
                                                                         -------------
                                                                             4,187,936
                                                                         -------------



                                    [Graphic]
                         Loomis Sayles Investment Trust

PORTFOLIO OF INVESTMENTS--AS OF MARCH 31, 2002 [UNAUDITED]

                                                                Face
                                                              Amount       Value +
-------------------------------------------------------------------------------------
BONDS AND NOTES - CONTINUED

OIL & GAS DRILLING EQUIPMENT--0.3%
 Global Marine, Inc., 7.000%, 6/01/28                 USD    250,000 $     226,098
 Perez Companc SA, 8.125%, 7/15/07 144A**                    350,000       199,500
                                                                     -------------
                                                                           425,598
                                                                     -------------

OIL & GAS EXPLORATION--0.9%
 Devon Financing Corp. LLC, 7.875%, 9/30/31                  500,000       500,452
 Transgas De Occidente SA, 9.790%, 11/01/10 144A**           478,167       416,006
 Union Oil Co., 7.500%, 2/15/29                               45,000        45,717
 Union Pacific Resources Group, Inc., 7.150%, 5/15/28        350,000       343,339
                                                                     -------------
                                                                         1,305,514
                                                                     -------------

OIL & GAS REFINING--0.4%
 Merey Sweeny LP, 8.850%, 12/18/19 144A                      500,000       515,225
                                                                     -------------

OIL & GAS--MAJOR INTEGRATED--2.0%
 PDVSA Finance Ltd., 7.400%, 8/15/16                       2,000,000     1,515,000
 PDVSA Finance Ltd., 7.500%, 11/15/28**                    2,000,000     1,390,000
                                                                     -------------
                                                                         2,905,000
                                                                     -------------

RAIL--TRANSPORT--0.1%
 Missouri Pacific Railroad Co., 5.000%, 1/01/45              175,000       104,125
                                                                     -------------

REAL ESTATE INVESTMENT TRUSTS--8.9%
 AMB Property Corp., 7.500%, 6/30/18                       1,000,000       953,310
 American Health Properties, Inc., 7.500%, 1/15/07           110,000       109,585
 EOP Operating LP, 6.750%, 2/15/12                           250,000       243,677
 EOP Operating LP, 7.500%, 4/19/29                         2,000,000     1,899,600
 First Industrial, 7.500%, 12/01/17                        2,750,000     2,623,967
 First Industrial, 7.600%, 7/15/28                         1,250,000     1,148,588
 Highwoods Realty LP, 7.500%, 4/15/18                      1,000,000       865,130
 Security Capital Group, Inc., 7.700%, 6/15/28             1,000,000       998,040
 Spieker Properties, Inc., 7.500%, 10/01/27                 234,0000       217,393
 Susa Partnership LP, 7.450%, 7/01/18                         80,000        78,368
 Susa Partnership LP, 7.500%, 12/01/27                     1,750,000     1,698,060
 TriNet Corporate Realty Trust, Inc., 7.700%, 7/15/17      2,425,000     1,865,262
                                                                     -------------
                                                                        12,700,980
                                                                     -------------

RETAIL--GENERAL--1.1%
 J.C. Penney Co., Inc., 7.650%, 8/15/16                      500,000       412,500
 J.C. Penney Co., Inc., 7.950%, 4/01/17                      250,000       206,530
 Kmart Corp., 7.950%, 2/01/23^                             1,250,000       612,500
 Sears Roebuck Acceptance Corp., 6.750%, 8/15/11             250,000       250,643
 Sears Roebuck Acceptance Corp., 6.750%, 1/15/28             100,000        93,663
                                                                     -------------
                                                                         1,575,836
                                                                     -------------

SHIPPING--0.3%
 American President Cos. Ltd., 7.125%, 11/15/03              500,000       390,000
 American President Cos. Ltd., 8.000%, 1/15/24               100,000        58,000
                                                                     -------------
                                                                           448,000
                                                                     -------------

PORTFOLIO OF INVESTMENTS--AS OF MARCH 31, 2002 [UNAUDITED]

                                                                    Face
                                                                  Amount       Value +
-----------------------------------------------------------------------------------------
BONDS AND NOTES - CONTINUED

SUPRANATIONAL--3.1%
 European Bank for Reconstruction & Development, Zero
  Coupon Bond, 2/10/28                                     AUD 5,000,000 $     474,860
 International Bank for Reconstruction & Development, Zero
  Coupon Bond, 8/20/07                                     NZD 9,650,000     2,912,332
 International Bank for Reconstruction & Development,
  5.500%, 11/03/08                                             1,000,000       402,321
 International Bank for Reconstruction & Development,
  8.000%, 5/23/07                                              1,505,000       683,129
                                                                         -------------
                                                                             4,472,642
                                                                         -------------

TAXABLE MUNICIPAL--0.6%
 Orange County, California Pension Obligation, Zero Coupon
  Bond, 9/01/16                                            USD 2,500,000       867,950
                                                                         -------------

TELECOMMUNICATIONS--4.5%
 Loxley Public Co. Ltd., 7.500%, 4/30/08**                       578,759       347,256
 Sprint Capital Corp., 6.875%, 11/15/28                        3,000,000     2,392,830
 Telekom Malaysia Berhad, 7.875%, 8/01/25 144A**               2,235,000     2,182,263
 US West Capital Funding, Inc., 6.500%, 11/15/18                500,,000       355,875
 WorldCom, Inc., 6.950%, 8/15/28                               1,750,000     1,213,152
                                                                         -------------
                                                                             6,491,376
                                                                         -------------

TEXTILE & APPAREL--0.5%
 Kellwood Co., 7.625%, 10/15/17                                1,000,000       779,455
                                                                         -------------

TOBACCO--2.3%
 Philip Morris Cos., Inc., 7.750%, 1/15/27                     3,250,000     3,234,530
                                                                         -------------

U.S. GOVERNMENT--0.2%
 U.S. Treasury Notes, 6.125%, 8/15/07                            175,000       183,886
 U.S. Treasury Notes, 7.250%, 8/15/04                             75,000        80,567
                                                                         -------------
                                                                               264,453
                                                                         -------------

UTILITIES--ELECTRIC--4.4%
 Commonwealth Edison Co., 4.750%, 12/01/11                       111,000        89,921
 Empresa Nacional de Electricidad SA (Endesa),
  7.875%, 2/01/27                                                400,000       335,588
 Enersis SA, 7.400%, 12/01/16                                  2,800,000     2,436,608
 Tenaga Nasional Berhad, 7.500%, 11/01/25 144A                 3,890,000     3,467,499
                                                                         -------------
                                                                             6,329,616
                                                                         -------------
 TOTAL NON-CONVERTIBLE BONDS
  (Identified Cost $124,824,964)                                           117,643,838
                                                                         -------------

CONVERTIBLE BONDS--10.3%

AUTO & RELATED--0.4%
 Magna International, Inc., 4.875%, 2/15/05                      500,000       523,750
                                                                         -------------

COMPUTER HARDWARE--0.0%
 Maxtor Corp., 5.750%, 3/01/12                                    70,000        51,800
                                                                         -------------



                                    [Graphic]
                         Loomis Sayles Investment Trust

PORTFOLIO OF INVESTMENTS--AS OF MARCH 31, 2002 [UNAUDITED]

                                                                   Face
                                                                 Amount       Value +
----------------------------------------------------------------------------------------
BONDS AND NOTES - CONTINUED

CONGLOMERATE--0.1%
 FMC Corp., 6.750%, 1/16/05                             USD     170,000 $     166,600
                                                                        -------------

ELECTRONIC COMPONENTS--SEMICONDUCTORS--1.7%
 Analog Devices, Inc., 4.750%, 10/01/05                       2,525,000     2,395,594
 Richardson Electronics Ltd., 7.250%, 12/15/06                   50,000        40,875
                                                                        -------------
                                                                            2,436,469
                                                                        -------------

ELECTRONIC MEASURING INSTRUMENTS--1.0%
 Thermo Instrument Systems, Inc., 4.500%, 10/15/03 144A       1,450,000     1,411,937
                                                                        -------------

FOOD--0.3%
 Burns, Philp, 5.500%, 4/30/04**                                590,000       483,800
                                                                        -------------

OFFICE EQUIPMENT--2.3%
 Xerox Corp., 0.570%, 4/21/18                                 5,750,000     3,220,000
                                                                        -------------

OIL & GAS EXPLORATION--0.1%
 Devon Energy Corp., 4.900%, 8/15/03                            200,000       200,840
                                                                        -------------

REAL ESTATE INVESTMENT TRUSTS--0.6%
 Federal Realty Investors Trust, 5.250%, 10/28/03               835,000       789,075
                                                                        -------------
RETAIL--GENERAL--0.0%
 CML Group, Inc., 5.500%, 1/15/03^                               50,000            32
                                                                        -------------
TOBACCO--3.8%
 Loews Corp., 3.125%, 9/15/07                                 6,475,000     5,507,635
                                                                        -------------
TRUCKING & FREIGHT--0.0%
 Builders Transportation, Inc., 6.500%, 5/01/11^                129,000           161
                                                                        -------------
 TOTAL CONVERTIBLE BONDS
  (Identified Cost $14,984,770)                                            14,792,099
                                                                        -------------
 TOTAL BONDS AND NOTES
  (Identified Cost $139,809,734)                                          132,435,937
                                                                        -------------

                                                                 Shares
----------------------------------------------------------------------------------------
COMMON STOCKS - 0.3% OF NET ASSETS
OIL & GAS DRILLING EQUIPMENT--0.2%
 Diamond Offshore Drilling, Inc.                                  8,641       270,118
                                                                        -------------

TELECOMMUNICATIONS--0.1%
 Loxley Public Co. Ltd.                                         457,326       116,777
                                                                        -------------
 TOTAL COMMON STOCKS
  (Identified Cost $434,985)                                                  386,895
                                                                        -------------

PREFERRED STOCKS - 3.0% OF NET ASSETS

NON-CONVERTIBLE PREFERRED STOCKS--1.2%

CHEMICALS--0.1%
 E.I. du Pont DeNemours & Co., $3.50                              2,200       135,300
                                                                        -------------

PORTFOLIO OF INVESTMENTS--AS OF MARCH 31, 2002 [UNAUDITED]

                                                               Shares       Value +
--------------------------------------------------------------------------------------
PREFERRED STOCKS - CONTINUED

REAL ESTATE INVESTMENT TRUSTS--0.0%
 Equity Residential Properties Trust, Series L, 7.625%          2,000 $      48,460
 First Industrial Realty Trust, Inc., Series E, 7.900%          1,500        35,475
                                                                      -------------
                                                                             83,935
                                                                      -------------

UTILITIES--ELECTRIC--1.1%
 Central Illinois Light Co., 4.500%                               100         6,700
 Connecticut Light & Power Co., $2.20                             263         7,561
 Dayton Power & Light Co., 3.750%                                 701        51,874
 Del Marva Power & Light Co., 4.000%                              350        19,145
 Duquesne Light Co., 4.000%                                       300         7,800
 MDU Resources Group, Inc., 5.100%                                780        76,635
 Northern Indiana Public Service Co., 4.250%                    2,410       145,444
 Pacific Gas & Electric Corp., Series D, 5.000%^               25,100       367,464
 Pacific Gas & Electric Corp., 5.500%^                            100         1,600
 PSI Energy, Inc., 4.320%                                         200         3,700
 Public Service Electric & Gas Co., 4.080%                        400        25,600
 San Diego Gas & Electric Co., 4.500%                             100         1,307
 Southern California Edison Co., 4.240%                         5,700        82,650
 Southern California Edison Co., 4.320%                        23,380       339,010
 Southern California Edison Co., 4.780%                         8,000       124,800
 Union Electric Co., $4.50                                      4,410       306,054
 Xcel Energy, Inc., $4.08                                          50         3,010
 Xcel Energy, Inc., $4.10                                         100         6,300
                                                                      -------------
                                                                          1,576,654
                                                                      -------------
 TOTAL NON-CONVERTIBLE PREFERRED STOCKS
  (Identified Cost $1,697,282)                                            1,795,889
                                                                      -------------

CONVERTIBLE PREFERRED STOCKS--1.8%

BUILDING MATERIALS--0.0%
 Owens Corning, 6.500%^                                         2,500         2,500
                                                                      -------------

FINANCIAL SERVICES--0.4%
 Newell Financial Trust I, 5.250%                              15,000       620,625
                                                                      -------------

OIL & GAS DRILLING EQUIPMENT--1.1%
 EVI, Inc., 5.000%*                                            30,000     1,526,250
                                                                      -------------

REAL ESTATE INVESTMENT TRUSTS--0.3%
 Equity Residential Properties Trust, 7.250%                   14,350       365,351
                                                                      -------------
 TOTAL CONVERTIBLE PREFERRED STOCKS
  (Identified Cost $1,934,200)                                            2,514,726
                                                                      -------------
 TOTAL PREFERRED STOCKS
  (Identified Cost $3,631,482)                                            4,310,615
                                                                      -------------



                                    [Graphic]
                         Loomis Sayles Investment Trust

PORTFOLIO OF INVESTMENTS--AS OF MARCH 31, 2002 [UNAUDITED]

                                                                        Face
                                                                      Amount       Value +
---------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENT - 3.4% OF NET ASSETS
 Repurchase Agreement with State Street Corp., dated 3/28/02 at 0.850% to be repurchased at $4,940,467 on 4/01/02
  collateralized by $3,985,000 U.S. Treasury Bond, 8.000% due
  11/15/21 with a value of $5,039,853                          USD 4,940,000 $   4,940,000
                                                                             -------------
 TOTAL SHORT-TERM INVESTMENT
  (Identified Cost $4,940,000)                                                   4,940,000
                                                                             -------------
TOTAL INVESTMENTS--99.1%
 (IDENTIFIED COST $148,816,201)@                                               142,073,447
 Cash and Other Assets, Less Liabilities--0.9%                                   1,298,996
                                                                             -------------
NET ASSETS--100%                                                             $ 143,372,443
                                                                             =============

+    See Note 1.
144A Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
**   Foreign issued security
# Step Bond: Coupon is zero or below market rate for an initial period and then increases at a specified date and rate.
^    Security in default
*    Non-income producing security
@ At March 31, 2002, the net unrealized depreciation on investments based on cost of $148,816,201 for federal income tax purposes was as follows:
     Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $4,414,408 and $11,157,162 respectively, resulting in net unrealized depreciation of $6,742,754.

Key to Abbreviations:
AUD: Australian Dollar
CAD: Canadian Dollar
NZD: New Zealand Dollar
USD: United States Dollar
ZAR: South African Rand

                See accompanying notes to financial statements.

LOOMIS SAYLES MID CAP GROWTH FUND
PORTFOLIO OF INVESTMENTS--AS OF MARCH 31, 2002 [UNAUDITED]

                                                      Shares     Value +
       --------------------------------------------------------------------
       COMMON STOCKS - 96.8% OF NET ASSETS

       AEROSPACE/DEFENSE--1.8%
        L-3 Communications Holdings, Inc.*            1,400  $   156,800
                                                             -----------

       BROADCASTING--5.5%
        Hispanic Broadcasting Corp.*                  5,500      160,160
        Univision Communications, Inc. Class A*       2,900      121,800
        Westwood One, Inc.*                           5,100      195,585
                                                             -----------
                                                                 477,545
                                                             -----------

       BUSINESS SERVICES--4.3%
        ChoicePoint, Inc.*                            2,800      161,280
        KPMG Consulting, Inc.*                        6,300      127,260
        Robert Half International, Inc.*              2,900       85,608
                                                             -----------
                                                                 374,148
                                                             -----------

       CHEMICALS--SPECIALTY--1.0%
        Cabot Microelectronics Corp.*                 1,300       87,945
                                                             -----------

       COMMUNICATIONS EQUIPMENT--3.4%
        Brocade Communications Systems, Inc.*         6,900      186,300
        QLogic Corp.*                                 2,100      103,992
                                                             -----------
                                                                 290,292
                                                             -----------

       COMPUTER HARDWARE--1.8%
        Network Appliance, Inc.*                      7,600      154,888
                                                             -----------

       COMPUTER SERVICES--5.1%
        Affiliated Computer Services, Inc. Class A*   1,800      101,034
        Fiserv, Inc.*                                 2,800      128,772
        Manhattan Associates, Inc.*                   2,300       87,630
        SunGard Data Systems, Inc.*                   3,700      121,989
                                                             -----------
                                                                 439,425
                                                             -----------

       COMPUTER SOFTWARE--12.6%
        Business Objects SA ADR*                      3,500      153,860
        Electronic Arts, Inc.*                        1,600       97,280
        Mercury Interactive Corp.*                    4,900      184,485
        Network Associates, Inc.*                     3,400       82,280
        Retek, Inc.*                                  4,800      126,000
        Siebel Systems, Inc.*                         5,400      176,094
        THQ, Inc.*                                    1,900       93,290
        VERITAS Software Corp.*                       4,000      175,320
                                                             -----------
                                                               1,088,609
                                                             -----------

       CONSUMER SERVICES--4.7%
        Expedia, Inc. Class A                         1,500      104,760
        Hotel Reservations Network, Inc. Class A*     2,200      129,646
        Ticketmaster Class B*                         5,900      174,522
                                                             -----------
                                                                 408,928
                                                             -----------

       EDUCATION--1.8%
        Apollo Group, Inc. Class A*                   3,800      158,992
                                                             -----------



                                    [Graphic]
                         Loomis Sayles Investment Trust

PORTFOLIO OF INVESTMENTS--AS OF MARCH 31, 2002 [UNAUDITED]

                                                         Shares     Value +
     -------------------------------------------------------------------------
     COMMON STOCKS - CONTINUED

     ELECTRICAL EQUIPMENT--1.6%
      Varian Semiconductor Equipment Associates, Inc.*   3,100  $   139,500
                                                                -----------

     ELECTRONIC COMPONENTS--SEMICONDUCTORS--11.0%
      Altera Corp.*                                      5,200      113,724
      ATI Technologies, Inc.*                            9,000      120,600
      Cirrus Logic, Inc.*                                8,600      162,282
      Integrated Device Technology, Inc.*                2,600       86,424
      Marvell Technology Group Ltd.*                     4,800      210,240
      Microchip Technology, Inc.*                        3,100      129,673
      Semtech Corp.*                                     3,500      127,750
                                                                -----------
                                                                    950,693
                                                                -----------

     FINANCIAL SERVICES--2.7%
      Investors Financial Services Corp.                 1,400      106,470
      LaBranche & Co., Inc.*                             4,200      130,410
                                                                -----------
                                                                    236,880
                                                                -----------

     HEALTHCARE--BIOTECHNOLOGY--4.6%
      Genzyme Corp.*                                     1,800       78,606
      Gilead Sciences, Inc.*                             2,600       93,574
      IDEC Pharmaceuticals Corp.*                        2,100      135,030
      MedImmune, Inc.*                                   2,300       90,459
                                                                -----------
                                                                    397,669
                                                                -----------

     HEALTHCARE--DRUGS--3.2%
      Biovail Corp.*                                     1,800       89,964
      Cephalon, Inc.*                                    1,600      100,800
      King Pharmaceuticals, Inc.*                        2,400       84,024
                                                                -----------
                                                                    274,788
                                                                -----------

     HEALTHCARE--MEDICAL TECHNOLOGY--2.0%
      Cytyc Corp.*                                       6,400      172,288
                                                                -----------

     HEALTHCARE--PRODUCTS--3.1%
      Amerisource Corp.                                  2,100      143,430
      St. Jude Medical, Inc.*                            1,600      123,440
                                                                -----------
                                                                    266,870
                                                                -----------

     HEALTHCARE--SERVICES--4.2%
      Caremark Rx, Inc.*                                 7,000      136,500
      Laboratory Corp. of America Holdings*              2,400      230,064
                                                                -----------
                                                                    366,564
                                                                -----------

     LEISURE--2.6%
      International Game Technology*                     1,400       87,248
      MGM Mirage*                                        3,700      134,051
                                                                -----------
                                                                    221,299
                                                                -----------

     MACHINERY--4.3%
      KLA-Tencor Corp.*                                  3,300      219,450

PORTFOLIO OF INVESTMENTS--AS OF MARCH 31, 2002 [UNAUDITED]

                                                                        Shares     Value +
---------------------------------------------------------------------------------------------
COMMON STOCKS - CONTINUED

MACHINERY--CONTINUED
 Novellus Systems, Inc.*                                                 2,800 $   151,592
                                                                               -----------
                                                                                   371,042
                                                                               -----------

OIL & GAS DRILLING EQUIPMENT--6.2%
 ENSCO International, Inc.                                               5,800     174,812
 Nabors Industries, Inc.*                                                4,400     185,900
 Weatherford International, Inc.*                                        3,700     176,231
                                                                               -----------
                                                                                   536,943
                                                                               -----------

RESTAURANTS--1.6%
 Starbucks Corp.*                                                        5,800     134,154
                                                                               -----------

RETAIL--GENERAL--1.5%
 Dollar Tree Stores, Inc.*                                               3,800     124,678
                                                                               -----------

RETAIL--SPECIALTY--6.2%
 Best Buy Co., Inc.*                                                     1,200      95,040
 Blockbuster, Inc. Class A                                               7,100     166,637
 Coach, Inc.*                                                            3,800     192,698
 Williams-Sonoma, Inc.*                                                  1,800      82,782
                                                                               -----------
                                                                                   537,157
                                                                               -----------
 TOTAL COMMON STOCKS
  (Identified Cost $7,259,377)                                                   8,368,097
                                                                               -----------

                                                                          Face
                                                                        Amount
---------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENT - 2.7% OF NET ASSETS
 Repurchase Agreement with State Street Corp., dated 3/28/02 at
  0.850% to be repurchased at $232,022 on 4/01/02 collateralized by
  $230,000 U.S. Treasury Note, 5.750% due 11/30/02 with a value of
  $239,488                                                            $232,000 $   232,000
                                                                               -----------
 TOTAL SHORT-TERM INVESTMENT
  (Identified Cost $232,000)                                                       232,000
                                                                               -----------
TOTAL INVESTMENTS--99.5%
 (IDENTIFIED COST $7,491,377)@                                                   8,600,097
 Cash and Other Assets, Less Liabilities--0.5%                                      40,521
                                                                               -----------
NET ASSETS--100%                                                               $ 8,640,618
                                                                               ===========

+  See Note 1.
*  Non-income producing security.
@ At March 31, 2002, the net unrealized appreciation on investments based on cost of $7,491,377 for federal income tax purposes was as follows: Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $1,247,031 and $138,311, respectively, resulting in net unrealized appreciation of $1,108,720.

Key to Abbreviation:
ADR: American Depositary Receipt

                See accompanying notes to financial statements.



                                    [Graphic]
                         Loomis Sayles Investment Trust

LOOMIS SAYLES PROVIDENT FUND
PORTFOLIO OF INVESTMENTS--AS OF MARCH 31, 2002 [UNAUDITED]

                                                          Shares      Value +
--------------------------------------------------------------------------------
COMMON STOCKS - 85.6% OF NET ASSETS

AEROSPACE/DEFENSE--4.1%
 General Dynamics Corp.                                    4,800 $    450,960
 L-3 Communications Holdings, Inc.*                        3,400      380,800
                                                                 ------------
                                                                      831,760
                                                                 ------------

AUTO & RELATED--2.1%
 BorgWarner, Inc.                                          6,900      434,148
                                                                 ------------

BANKING & FINANCE--3.5%
 Bank of America Corp.                                     6,000      408,120
 Banknorth Group, Inc.                                    11,700      308,295
                                                                 ------------
                                                                      716,415
                                                                 ------------

CHEMICALS--4.3%
 E.I. du Pont de Nemours & Co.                             8,300      391,345
 Engelhard Corp.                                          15,600      484,068
                                                                 ------------
                                                                      875,413
                                                                 ------------

COMMUNICATIONS EQUIPMENT--3.4%
 ADC Telecommunications, Inc.*                            72,200      293,854
 Nokia Oyj ADR                                            18,900      391,986
                                                                 ------------
                                                                      685,840
                                                                 ------------

COMPUTERS--2.4%
 International Business Machines Corp.                     4,750      494,000
                                                                 ------------

COMPUTER SOFTWARE--1.5%
 VERITAS Software Corp.*                                   7,100      311,193
                                                                 ------------

CONSUMER PRODUCTS--4.4%
 Avon Products, Inc.                                       7,700      418,264
 The Gillette Co.                                         14,100      479,541
                                                                 ------------
                                                                      897,805
                                                                 ------------

ELECTRONIC COMPONENTS--1.9%
 Flextronics International Ltd.*                          21,100      385,075
                                                                 ------------

ELECTRONIC COMPONENTS--SEMICONDUCTORS--2.0%
 Maxim Integrated Products, Inc.*                          7,400      412,254
                                                                 ------------

FOOD & BEVERAGE--5.2%
 PepsiCo, Inc.                                            11,800      607,700
 SYSCO Corp.                                              15,000      447,300
                                                                 ------------
                                                                    1,055,000
                                                                 ------------

FOREST & PAPER PRODUCTS--2.0%
 International Paper Co.                                   9,400      404,294
                                                                 ------------

HEALTHCARE--DRUGS--4.1%
 Forest Laboratories, Inc.*                                4,200      343,140
 Johnson & Johnson                                         7,600      493,620
                                                                 ------------
                                                                      836,760
                                                                 ------------

PORTFOLIO OF INVESTMENTS--AS OF MARCH 31, 2002 [UNAUDITED]

                                                     Shares      Value +
---------------------------------------------------------------------------
COMMON STOCKS - CONTINUED

HEALTHCARE--PRODUCTS--4.7%
 Baxter International, Inc.                          10,700 $    636,864
 Stryker Corp.                                        5,300      319,749
                                                            ------------
                                                                 956,613
                                                            ------------

HEALTHCARE--SERVICES--1.7%
 Anthem, Inc.*                                        6,000      345,420
                                                            ------------

INSURANCE--2.5%
 Ace Ltd.                                            11,900      496,230
                                                            ------------

MACHINERY--1.6%
 Caterpillar, Inc.                                    5,500      312,675
                                                            ------------

MEDIA & ENTERTAINMENT--2.2%
 McGraw-Hill Cos., Inc.                               6,400      436,800
                                                            ------------

METALS & MINING--4.7%
 Alcoa, Inc.                                         10,200      384,948
 Newmont Mining Corp.                                20,400      564,876
                                                            ------------
                                                                 949,824
                                                            ------------

OIL & GAS DRILLING EQUIPMENT--5.3%
 Nabors Industries, Inc.*                            15,000      633,750
 Smith International, Inc.*                           6,400      433,600
                                                            ------------
                                                               1,067,350
                                                            ------------

OIL & GAS EXPLORATION--4.4%
 Kerr-McGee Corp.                                     7,600      477,660
 Unocal Corp.                                        10,800      420,660
                                                            ------------
                                                                 898,320
                                                            ------------

OIL & GAS--MAJOR INTEGRATED--2.3%
 Conoco, Inc.                                        16,200      472,716
                                                            ------------

REAL ESTATE INVESTMENT TRUSTS--1.5%
 Duke Realty Corp.                                   11,700      304,200
                                                            ------------

RETAIL--SPECIALTY--6.8%
 Lowe's Cos., Inc.                                    9,500      413,155
 Staples, Inc.*                                      19,700      393,409
 Whole Foods Market, Inc.*                           12,400      566,556
                                                            ------------
                                                               1,373,120
                                                            ------------

TEXTILE & APPAREL--1.9%
 Jones Apparel Group, Inc.*                          10,700      373,965
                                                            ------------

UTILITIES--ELECTRIC--5.1%
 Dominion Resources, Inc.                             7,000      456,120
 TXU Corp.                                           10,700      583,257
                                                            ------------
                                                               1,039,377
                                                            ------------
 TOTAL COMMON STOCKS
   (Identified Cost $14,961,576)                              17,366,567
                                                            ------------



                                    [Graphic]
                         Loomis Sayles Investment Trust

PORTFOLIO OF INVESTMENTS--AS OF MARCH 31, 2002 [UNAUDITED]

                                                                       Face
                                                                      Amount        Value +
----------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENT - 10.3% OF NET ASSETS
 Repurchase Agreement with State Street Corp., dated 3/28/02 at
  0.850% to be repurchased at $2,089,197 on 4/01/02
  collateralized by $2,350,000 U.S. Treasury Bond, 5.250% due
  2/15/29 with a value of $2,131,542                                $2,089,000 $  2,089,000
                                                                -              ------------
 TOTAL SHORT-TERM INVESTMENT
  (Identified Cost $2,089,000)                                                    2,089,000
                                                                -              ------------
TOTAL INVESTMENTS--95.9%
 (IDENTIFIED COST $17,050,576)@                                                  19,455,567
 Cash and Other Assets, Less Liabilities--4.1%                                      827,811
                                                                -              ------------
NET ASSETS--100%                                                               $ 20,283,378
                                                                =              ============

+  See Note 1.
*  Non-income producing security.
@ At March 31, 2002, the net unrealized appreciation on investments based on cost of $17,050,576 for federal income tax purposes was as follows:
   Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $2,501,047 and $96,056, respectively, resulting in net unrealized appreciation of $2,404,991.

Key to Abbreviation:
ADR: American Depositary Receipt

                See accompanying notes to financial statements.

LOOMIS SAYLES SMALL COMPANY GROWTH FUND
PORTFOLIO OF INVESTMENTS--AS OF MARCH 31, 2002 [UNAUDITED]

                                                         Shares         Value +
     -----------------------------------------------------------------------------
     COMMON STOCKS - 96.0% OF NET ASSETS

     BANKS/SAVINGS & LOANS--1.2%
      Independence Community Bank Corp.                  37,300    $  1,049,249
                                                                   ------------

     BROADCASTING--3.1%
      Cumulus Media, Inc. Class A*                       79,400       1,421,260
      Spanish Broadcasting System, Inc. Class A*        104,300       1,413,265
                                                                   ------------
                                                                      2,834,525
                                                                   ------------

     BUSINESS SERVICES--6.5%
      Administaff, Inc.*                                 35,700         986,391
      Advisory Board Co.*                                28,600         930,072
      Corporate Executive Board Co.*                     32,600       1,222,859
      Getty Images, Inc.*                                42,400       1,270,304
      The InterCept Group, Inc.*                         41,100       1,489,875
                                                                   ------------
                                                                      5,899,501
                                                                   ------------

     COMMERCIAL SERVICES--1.8%
      FreeMarkets, Inc.*                                 30,400         698,288
      Pegasus Solutions, Inc.*                           48,800         902,800
                                                                   ------------
                                                                      1,601,088
                                                                   ------------

     COMPUTER SERVICES--5.4%
      Avocent Corp.*                                     55,100       1,476,129
      Caci International, Inc. Class A*                  36,200       1,270,982
      Manhattan Associates, Inc.*                        36,100       1,375,410
      Websense, Inc.*                                    33,200         835,312
                                                                   ------------
                                                                      4,957,833
                                                                   ------------

     COMPUTER SOFTWARE--17.4%
      Activision, Inc.*                                  71,450       2,131,353
      Advent Software, Inc.*                             19,150       1,132,914
      Caminus Corp.*                                     63,600       1,431,000
      Concord Communications, Inc.*                      59,900       1,266,885
      Embarcadero Technologies, Inc.*                    83,100       1,135,146
      EPIQ Systems, Inc.*                                53,600         853,848
      JDA Software Group, Inc.*                          74,000       2,359,120
      Kronos, Inc.*                                      29,300       1,376,514
      Magma Design Automation, Inc.*                     26,200         509,852
      MatrixOne, Inc.*                                   13,000         115,960
      Precise Software Solutions Ltd.*                   52,200       1,215,738
      THQ, Inc.*                                         19,100         937,810
      Vastera, Inc.*                                     43,700         648,071
      webMethods, Inc.*                                  45,400         782,242
                                                                   ------------
                                                                     15,896,453
                                                                   ------------

     CONSULTING SERVICES--1.6%
      FTI Consulting, Inc.*                              48,200       1,493,236
                                                                   ------------

     EDUCATION--1.8%
      Career Education Corp.*                            42,300       1,675,080
                                                                   ------------



                                    [Graphic]
                         Loomis Sayles Investment Trust

PORTFOLIO OF INVESTMENTS--AS OF MARCH 31, 2002 [UNAUDITED]

                                                          Shares      Value +
   --------------------------------------------------------------------------
   COMMON STOCKS - CONTINUED

   ELECTRONIC COMPONENTS--SEMICONDUCTORS--10.9%
    Elantec Semiconductor, Inc.*                          21,800 $    932,386
    GlobespanVirata, Inc.*                                62,500      932,500
    Kulicke & Soffa Industries, Inc.*                     50,200    1,044,662
    MKS Instruments, Inc.*                                59,600    2,040,704
    Rudolph Technologies, Inc.*                           27,000    1,165,320
    Virage Logic Corp.*                                   59,100      900,093
    Zoran Corp.*                                          66,300    2,895,984
                                                                 ------------
                                                                    9,911,649
                                                                 ------------

   ELECTRONIC MEASURING INSTRUMENTS--1.8%
    Photon Dynamics, Inc.*                                31,500    1,603,035
                                                                 ------------

   FINANCIAL SERVICES--4.8%
    Affiliated Managers Group, Inc.*                      25,650    1,842,439
    Digital Insight Corp.*                                63,000    1,735,650
    S1 Corp.*                                             54,500      841,480
                                                                 ------------
                                                                    4,419,569
                                                                 ------------

   HEALTHCARE--BIOTECHNOLOGY--5.6%
    Alkermes, Inc.*                                       36,150      942,069
    Charles River Laboratories International, Inc.*       46,800    1,450,800
    Exelixis, Inc.*                                       52,900      729,491
    Medarex, Inc.*                                        35,300      569,354
    Myriad Genetics, Inc.*                                21,300      713,763
    Neurocrine Biosciences, Inc.*                         17,400      706,266
                                                                 ------------
                                                                    5,111,743
                                                                 ------------

   HEALTHCARE--DRUGS--2.5%
    Angiotech Pharmaceuticals, Inc.*                      25,050    1,142,531
    First Horizon Pharmaceutical Corp.*                   51,150    1,143,714
                                                                 ------------
                                                                    2,286,245
                                                                 ------------

   HEALTHCARE--SERVICES--6.0%
    Accredo Health, Inc.*                                 33,700    1,929,999
    DIANON Systems, Inc.*                                 24,500    1,589,560
    Pharmaceutical Product Development, Inc.*             55,500    1,934,175
                                                                 ------------
                                                                    5,453,734
                                                                 ------------

   INSURANCE--1.5%
    W.R. Berkley Corp.                                    23,000    1,322,040
                                                                 ------------

   LEISURE--4.8%
    Action Performance Companies, Inc.*                   30,800    1,516,900
    Multimedia Games, Inc.*                               42,800    1,512,980
    Penn National Gaming, Inc.*                           39,600    1,386,792
                                                                 ------------
                                                                    4,416,672
                                                                 ------------

   MACHINERY--1.1%
    PRI Automation, Inc.*                                 44,000    1,025,596
                                                                 ------------

PORTFOLIO OF INVESTMENTS--AS OF MARCH 31, 2002 [UNAUDITED]

                                                                              Shares         Value +
-------------------------------------------------------------------------------------------------------
COMMON STOCKS - CONTINUED

OIL & GAS--1.5%
 Cal Dive International, Inc.*                                                55,300    $  1,376,970
                                                                                        ------------

OIL & GAS EXPLORATION--1.8%
 Spinnaker Exploration Co.*                                                   38,450       1,601,443
                                                                                        ------------

RESTAURANTS--3.3%
 California Pizza Kitchen, Inc.*                                              47,700       1,192,977
 Panera Bread Co. Class A*                                                    27,800       1,771,138
                                                                                        ------------
                                                                                           2,964,115
                                                                                        ------------

RETAIL--SPECIALTY--10.4%
 A.C. Moore Arts & Crafts, Inc.*                                              21,000         801,150
 Chico's FAS, Inc.*                                                           57,375       1,933,537
 Christopher & Banks Corp.*                                                   35,700       1,172,745
 Fred's, Inc.                                                                 42,500       1,530,000
 Gart Sports Co.*                                                             22,400         676,480
 Hot Topic, Inc.*                                                             37,800         790,020
 Restoration Hardware, Inc.*                                                  88,200       1,102,500
 Tractor Supply Co.*                                                           4,600         211,600
 West Marine, Inc.*                                                           61,200       1,236,240
                                                                                        ------------
                                                                                           9,454,272
                                                                                        ------------

TRANSPORTATION--1.2%
 Offshore Logistics, Inc.*                                                    50,200       1,081,810
                                                                                        ------------
 TOTAL COMMON STOCKS
  (Identified Cost $76,174,343)                                                           87,435,858
                                                                                        ------------

                                                                                Face
                                                                              Amount
-------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENT - 3.9% OF NET ASSETS
 Repurchase Agreement with State Street Corp., dated 3/28/02 at
  0.850% to be repurchased at $3,563,337 on 4/01/02 collateralized by $2,995,000 U.S. Treasury Bond, 7.875% due 2/15/21 with a
  value of $3,639,431                                                     $3,563,000    $  3,563,000
                                                                                        ------------
 TOTAL SHORT-TERM INVESTMENT
  (Identified Cost $3,563,000)                                                             3,563,000
                                                                                        ------------
TOTAL INVESTMENTS--99.9%
 (IDENTIFIED COST $79,737,343)@                                                           90,998,858
 Cash and Other Assets, Less Liabilities--0.1%                                               121,335
                                                                                        ------------
NET ASSETS--100%                                                                        $ 91,120,193
                                                                                        ============

+  See Note 1.
*  Non-income producing security
@ At March 31, 2002, the net unrealized appreciation on investments based on cost of $79,737,343 for federal income tax purposes was as follows:
   Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost ad aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $14,031,106 and $2,769,591, respectively, resulting in net unrealized appreciation of $11,261,515.

                See accompanying notes to financial statements.



                                    [Graphic]
                         Loomis Sayles Investment Trust

STATEMENTS OF ASSETS AND LIABILITIES
MARCH 31, 2002U[UNAUDITED]


                                       CALIFORNIA                      CORE
                                         TAX-FREE   CORE FIXED   PLUS FIXED         FIXED
                                      INCOME FUND  INCOME FUND  INCOME FUND   INCOME FUND
-----------------------------------------------------------------------------------------
Assets
  Investments at value               $15,417,916  $16,634,041  $38,188,713  $355,008,645
  Repurchase agreements at value       1,651,000      428,000    2,557,000    20,378,000
  Cash                                       379          962          544        15,841
  Foreign currency at value                    0            0            0       224,110
  Receivable for:
   Securities sold                             0            0      176,330        33,825
   Dividends and interest                225,183      249,385      551,485     5,697,385
  Due from the adviser                     9,769        9,996       15,487        37,274
                                     -----------  -----------  -----------  ------------
                                      17,304,247   17,322,384   41,489,559   381,395,080
                                     -----------  -----------  -----------  ------------
Liabilities
  Payable for:
   Securities purchased                  494,644            0    2,104,375             0
   Fund shares redeemed                        0            0          338             0
   Foreign taxes                               0            0            0         6,563
  Accrued expenses:
   Management fees                         7,175        4,433       11,778       161,216
   Trustees' fees                            528          528          539           528
   Administrative fees                     1,735        1,469        3,579        37,357
  Other                                   18,033       16,337       31,032        67,409
                                     -----------  -----------  -----------  ------------
                                         522,115       22,767    2,151,641       273,073
                                     -----------  -----------  -----------  ------------
Net Assets                           $16,782,132  $17,299,617  $39,337,918  $381,122,007
                                     ===========  ===========  ===========  ============
  Net Assets consist of:
   Capital paid in                   $16,704,097  $18,200,587  $40,639,783  $434,029,473
   Undistributed net investment
    income (loss)                        125,954      204,169      186,276     7,643,054
   Accumulated net realized gain
    (loss)                               (98,381)  (1,069,212)    (631,357)  (28,338,937)
   Unrealized appreciation
    (depreciation) on investments
    and foreign currency--net             50,462      (35,927)    (856,784)  (32,211,583)
                                     -----------  -----------  -----------  ------------
Net Assets                           $16,782,132  $17,299,617  $39,337,918  $381,122,007
                                     ===========  ===========  ===========  ============
Shares of beneficial interest
 outstanding, no par value             1,640,648    1,712,638    4,070,410    35,514,852
Net asset value and redemption price $     10.23  $     10.10  $      9.66  $      10.73
Identified cost of investments       $17,018,454  $17,097,968  $41,602,820  $407,603,632
Cost of foreign currency             $         0  $         0  $         0  $    224,029

                See accompanying notes to financial statements.

INSTITUTIONAL   INTERMEDIATE    INVESTMENT      MID CAP                      SMALL
  HIGH INCOME DURATION FIXED   GRADE FIXED       GROWTH    PROVIDENT       COMPANY
         FUND    INCOME FUND   INCOME FUND         FUND         FUND   GROWTH FUND
----------------------------------------------------------------------------------
$ 31,097,877   $22,718,928   $137,133,447  $ 8,368,097  $17,366,567  $ 87,435,858
   1,808,000             0      4,940,000      232,000    2,089,000     3,563,000
       1,537        73,616          1,443          671        3,811           852
       8,925             0        254,487            0            0             0
       3,075             0              0       60,978      823,151     1,041,354
     546,309       371,643      2,361,951           22       18,778         3,327
      12,098        10,043         18,387        8,314        9,257        13,250
------------   -----------   ------------  -----------  -----------  ------------
  33,477,821    23,174,230    144,709,715    8,670,082   20,310,564    92,057,641
------------   -----------   ------------  -----------  -----------  ------------
     359,521             0      1,237,721            0            0       846,493
     500,000             0              0            0            0             0
       2,107             0              0            0          673             0
      16,650         5,906         49,565        5,478        8,503        56,336
         528           528            528          529          528           528
       2,956         2,154         13,611          779        1,840         6,761
      31,443        22,009         35,847       22,678       15,642        27,330
------------   -----------   ------------  -----------  -----------  ------------
     913,205        30,597      1,337,272       29,464       27,186       937,448
------------   -----------   ------------  -----------  -----------  ------------
$ 32,564,616   $23,143,633   $143,372,443  $ 8,640,618  $20,283,378  $ 91,120,193
============   ===========   ============  ===========  ===========  ============
$ 51,081,814   $23,223,887   $149,882,273  $12,459,971  $20,883,603  $145,425,996

     938,356        29,477        524,911      (35,091)      23,733      (355,020)

 (14,428,450)     (137,606)      (295,963)  (4,892,982)  (3,028,949)  (65,212,298)

  (5,027,104)       27,875     (6,738,778)   1,108,720    2,404,991    11,261,515
------------   -----------   ------------  -----------  -----------  ------------
$ 32,564,616   $23,143,633   $143,372,443  $ 8,640,618  $20,283,378  $ 91,120,193
============   ===========   ============  ===========  ===========  ============
   5,512,155     2,372,600     12,888,277    1,250,001    2,422,902     9,750,321
$       5.91   $      9.75   $      11.12  $      6.91  $      8.37  $       9.35
$ 37,933,100   $22,691,053   $148,816,201  $ 7,491,377  $17,050,576  $ 79,737,343
$      8,520   $         0   $    254,358  $         0  $         0  $          0



                                    [Graphic]
                         Loomis Sayles Investment Trust

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED MARCH 31, 2002 [UNAUDITED]



                                                        CALIFORNIA         CORE    CORE PLUS
                                                          TAX-FREE FIXED INCOME FIXED INCOME
                                                       INCOME FUND         FUND         FUND
--------------------------------------------------------------------------------------------
Investment Income
  Dividends*                                            $       0   $       0   $         0
  Interest                                                423,685     569,618     1,385,134
                                                        ---------   ---------   -----------
                                                          423,685     569,618     1,385,134
                                                        ---------   ---------   -----------
  Expenses
   Management fees                                         44,053      25,721        69,241
   Trustees' fees and expenses                                962         962           973
   Administrative fees                                      6,479       5,522        13,567
   Custodian and accounting fees                           22,177      24,612        25,573
   Transfer agent fees                                      6,659       4,375         6,011
   Audit and tax services fees                             10,091       9,879        16,003
   Registration fees                                        8,027       7,671        11,744
   Printing fees                                            2,075       4,174         4,802
   Legal fees                                                 340         331        16,944
   Other expenses                                               0           0         1,401
                                                        ---------   ---------   -----------
   Total expenses                                         100,863      83,247       166,259
   Less expenses waived and reimbursed by the
    investment adviser                                    (43,595)    (44,666)      (77,235)
                                                        ---------   ---------   -----------
  Net expenses                                             57,268      38,581        89,024
                                                        ---------   ---------   -----------
  Net investment income (loss)                            366,417     531,037     1,296,110
                                                        ---------   ---------   -----------
Net Realized and Unrealized Gain (Loss) on
 Investments and Foreign Currency Transactions
  Net realized gain (loss) on investments and foreign
   currency                                               (47,875)    (96,419)     (422,315)
  Change in unrealized appreciation (depreciation) on
   investments and foreign currency                      (264,853)   (453,399)   (1,202,867)
                                                        ---------   ---------   -----------
  Net realized gain (loss) and change in unrealized
   appreciation (depreciation)                           (312,728)   (549,818)   (1,625,182)
                                                        ---------   ---------   -----------
Net Increase (Decrease) in Net Assets from
 Operations                                             $  53,689   $ (18,781)  $  (329,072)
                                                        =========   =========   ===========

* Net of foreign withholding taxes of $12,739, $4,154, and $673 for the Fixed Income Fund, Institutional High Income Fund and Provident Fund, respectively.

                See accompanying notes to financial statements.

                                INTERMEDIATE  INVESTMENT
                  INSTITUTIONAL     DURATION GRADE FIXED      MID CAP                     SMALL
 FIXED INCOME       HIGH INCOME FIXED INCOME      INCOME       GROWTH   PROVIDENT       COMPANY
         FUND              FUND         FUND        FUND         FUND        FUND   GROWTH FUND
-----------------------------------------------------------------------------------------------
$    483,073       $   135,227   $       0   $  149,782  $     3,205  $  123,595  $     17,572
  17,125,677         1,963,030     755,874    5,409,531          799      16,288        15,408
------------       -----------   ---------   ----------  -----------  ----------  ------------
  17,608,750         2,098,257     755,874    5,559,313        4,004     139,883        32,980
------------       -----------   ---------   ----------  -----------  ----------  ------------
   1,008,807            98,137      35,003      298,629       32,579      49,211       323,333
         962               962         962          962          962         962           962
     141,881            11,652       8,135       51,235        3,602       6,387        27,622
      87,023            31,413      26,224       47,150       12,251      21,220        36,192
      11,408             5,307       3,256        7,326        2,938       4,789         9,200
      62,273            16,442      10,626       30,034        9,464      10,245        18,205
       9,823             9,629       8,267        7,100       12,262       7,294        11,479
      53,003             4,740       4,937       18,108        1,315       2,590        11,394
       8,969               795         451        3,057          229         457         1,947
       5,411                 0           0        2,510        1,109           0         1,952
------------       -----------   ---------   ----------  -----------  ----------  ------------
   1,389,560           179,077      97,861      466,111       76,711     103,155       442,286
     (78,111)          (56,405)    (45,357)     (55,497)     (37,616)    (39,181)      (54,286)
------------       -----------   ---------   ----------  -----------  ----------  ------------
   1,311,449           122,672      52,504      410,614       39,095      63,974       388,000
------------       -----------   ---------   ----------  -----------  ----------  ------------
  16,297,301         1,975,585     703,370    5,148,699      (35,091)     75,909      (355,020)
------------       -----------   ---------   ----------  -----------  ----------  ------------
 (20,076,044)       (6,882,400)   (135,741)    (288,873)  (1,527,126)   (825,512)  (12,539,328)
  22,085,935         6,819,460    (709,934)     304,147    2,720,304   2,822,124    23,693,589
------------       -----------   ---------   ----------  -----------  ----------  ------------
   2,009,891           (62,940)   (845,675)      15,274    1,193,178   1,996,612    11,154,261
------------       -----------   ---------   ----------  -----------  ----------  ------------

$ 18,307,192       $ 1,912,645   $(142,305)  $5,163,973  $ 1,158,087  $2,072,521  $ 10,799,241
============       ===========   =========   ==========  ===========  ==========  ============



                                    [Graphic]
                         Loomis Sayles Investment Trust

STATEMENTS OF CHANGES IN NET ASSETS
CALIFORNIA TAX-FREE INCOME FUND

                                                                       SIX MONTHS
                                                                            ENDED    YEAR ENDED
                                                                   MARCH 31, 2002 SEPTEMBER 30,
                                                                      (Unaudited)          2001
-----------------------------------------------------------------------------------------------
From Operations
  Net investment income                                             $   366,417    $   745,014
  Net realized gain (loss) on investments and foreign currency          (47,875)        11,017
  Change in unrealized appreciation (depreciation) on investments
   and foreign currency                                                (264,853)       287,467
                                                                    -----------    -----------
   Increase (decrease) in net assets from operations                     53,689      1,043,498
                                                                    -----------    -----------
From Distributions to Shareholders
  Net investment income                                                (365,948)      (676,951)
                                                                    -----------    -----------
From Capital Share Transactions
  Proceeds from the sale of shares                                    1,915,000      1,830,145
  Net asset value of shares issued in connection with the
   reinvestment of distributions                                         89,981        149,979
  Cost of shares redeemed                                            (2,236,104)      (315,500)
                                                                    -----------    -----------
  Increase (decrease) in net assets derived from capital share
   transactions                                                        (231,123)     1,664,624
                                                                    -----------    -----------
  Total increase (decrease) in net assets                              (543,382)     2,031,171
Net Assets
  Beginning of period                                                17,325,514     15,294,343
                                                                    -----------    -----------
  End of period                                                     $16,782,132    $17,325,514
                                                                    ===========    ===========
Undistributed Net Investment Income
  End of period                                                     $   125,954    $   125,485
                                                                    ===========    ===========
Number of Shares of the Fund
  Issued from the sale of shares                                        183,381        178,697
  Issued in connection with the reinvestment of distributions             8,698         14,561
  Redeemed                                                             (216,201)       (30,489)
                                                                    -----------    -----------
  Net change                                                            (24,122)       162,769
                                                                    ===========    ===========

                See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
CORE FIXED INCOME FUND


                                                                       SIX MONTHS
                                                                            ENDED    YEAR ENDED
                                                                   MARCH 31, 2002 SEPTEMBER 30,
                                                                      (Unaudited)          2001
-----------------------------------------------------------------------------------------------
From Operations
  Net investment income                                             $   531,037    $ 1,094,322
  Net realized gain (loss) on investments and foreign currency          (96,419)       101,393
  Change in unrealized appreciation (depreciation) on investments
   and foreign currency                                                (453,399)       591,243
                                                                    -----------    -----------
   Increase (decrease) in net assets from operations                    (18,781)     1,786,958
                                                                    -----------    -----------
From Distributions to Shareholders
  Net investment income                                              (1,103,500)    (1,275,211)
                                                                    -----------    -----------
From Capital Share Transactions
  Proceeds from the sale of shares                                    1,581,613      2,183,933
  Net asset value of shares issued in connection with the
   reinvestment of distributions                                      1,103,500      1,275,211
  Cost of shares redeemed                                              (739,610)    (3,601,606)
                                                                    -----------    -----------
  Increase (decrease) in net assets derived from capital share
   transactions                                                       1,945,503       (142,462)
                                                                    -----------    -----------
  Total increase (decrease) in net assets                               823,222        369,285
Net Assets
  Beginning of period                                                16,476,395     16,107,110
                                                                    -----------    -----------
  End of period                                                     $17,299,617    $16,476,395
                                                                    ===========    ===========
Undistributed Net Investment Income
  End of period                                                     $   204,169    $   828,931
                                                                    ===========    ===========
Number of Shares of the Fund
  Issued from the sale of shares                                        148,802        207,969
  Issued in connection with the reinvestment of distributions           109,366        127,649
  Redeemed                                                              (71,664)      (341,739)
                                                                    -----------    -----------
  Net change                                                            186,504         (6,121)
                                                                    ===========    ===========

                See accompanying notes to financial statements.



                                    [Graphic]
                         Loomis Sayles Investment Trust

STATEMENTS OF CHANGES IN NET ASSETS
CORE PLUS FIXED INCOME FUND

                                                                       SIX MONTHS
                                                                            ENDED  PERIOD ENDED
                                                                   MARCH 31, 2002 SEPTEMBER 30,
                                                                      (Unaudited)         2001*
-----------------------------------------------------------------------------------------------
From Operations
  Net investment income                                             $ 1,296,110    $   743,621
  Net realized gain (loss) on investments and foreign currency         (422,315)       100,505
  Change in unrealized appreciation (depreciation) on investments
   and foreign currency                                              (1,202,867)       326,883
                                                                    -----------    -----------
   Increase (decrease) in net assets from operations                   (329,072)     1,171,009
                                                                    -----------    -----------
From Distributions to Shareholders
  Net investment income                                              (1,836,206)             0
  Net realized gain on investments                                     (307,596)             0
                                                                    -----------    -----------
   Total distributions                                               (2,143,802)             0
                                                                    -----------    -----------
From Capital Share Transactions
  Proceeds from the sale of shares                                    1,128,190     39,512,068
  Net asset value of shares issued in connection with the
   reinvestment of distributions                                      2,007,919              0
  Cost of shares redeemed                                              (839,446)    (1,168,948)
                                                                    -----------    -----------
  Increase (decrease) in net assets derived from capital share
   transactions                                                       2,296,663     38,343,120
                                                                    -----------    -----------
  Total increase (decrease) in net assets                              (176,211)    39,514,129
Net Assets
  Beginning of period                                                39,514,129              0
                                                                    -----------    -----------
  End of period                                                     $39,337,918    $39,514,129
                                                                    ===========    ===========
Undistributed Net Investment Income
  End of period                                                     $   186,276    $   745,572
                                                                    ===========    ===========
Number of Shares of the Fund
  Issued from the sale of shares                                        112,799      3,952,886
  Issued in connection with the reinvestment of distributions           205,230              0
  Redeemed                                                              (84,102)      (116,403)
                                                                    -----------    -----------
  Net change                                                            233,927      3,836,483
                                                                    ===========    ===========

* Commencement of operations on June 18, 2001.

                See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
FIXED INCOME FUND


                                                                    SIX MONTHS
                                                                         ENDED    YEAR ENDED
                                                                MARCH 31, 2002 SEPTEMBER 30,
                                                                   (Unaudited)          2001
--------------------------------------------------------------------------------------------
From Operations
  Net investment income                                          $ 16,297,301  $ 36,733,161
  Net realized gain (loss) on investments and foreign currency    (20,076,044)   (5,339,608)
  Change in unrealized appreciation (depreciation) on
   investments and foreign currency                                22,085,935   (23,805,491)
                                                                 ------------  ------------
   Increase (decrease) in net assets from operations               18,307,192     7,588,062
                                                                 ------------  ------------
From Distributions to Shareholders
  Net investment income                                           (35,540,100)  (33,019,561)
                                                                 ------------  ------------
From Capital Share Transactions
  Proceeds from the sale of shares                                 11,967,881    49,627,256
  Net asset value of shares issued in connection with the
   reinvestment of distributions                                   35,540,100    32,920,804
  Cost of shares redeemed                                         (69,244,147)  (64,755,268)
                                                                 ------------  ------------
  Increase (decrease) in net assets derived from capital share
   transactions                                                   (21,736,166)   17,792,792
                                                                 ------------  ------------
  Total increase (decrease) in net assets                         (38,969,074)   (7,638,707)
Net Assets
  Beginning of period                                             420,091,081   427,729,788
                                                                 ------------  ------------
  End of period                                                  $381,122,007  $420,091,081
                                                                 ============  ============
Undistributed Net Investment Income
  End of period                                                  $  7,643,054  $ 26,885,853
                                                                 ============  ============
Number of Shares of the Fund
  Issued from the sale of shares                                    1,050,985     4,351,120
  Issued in connection with the reinvestment of distributions       3,375,128     2,987,369
  Redeemed                                                         (6,328,271)   (5,724,587)
                                                                 ------------  ------------
  Net change                                                       (1,902,158)    1,613,902
                                                                 ============  ============

                See accompanying notes to financial statements.



                                    [Graphic]
                         Loomis Sayles Investment Trust

STATEMENTS OF CHANGES IN NET ASSETS
INSTITUTIONAL HIGH INCOME FUND


                                                                       SIX MONTHS
                                                                            ENDED    YEAR ENDED
                                                                   MARCH 31, 2002 SEPTEMBER 30,
                                                                      (Unaudited)          2001
-----------------------------------------------------------------------------------------------
From Operations
  Net investment income                                             $ 1,975,585    $ 4,907,183
  Net realized gain (loss) on investments and foreign currency       (6,882,400)    (1,951,971)
  Change in unrealized appreciation (depreciation) on investments
   and foreign currency                                               6,819,460     (8,361,364)
                                                                    -----------    -----------
   Increase (decrease) in net assets from operations                  1,912,645     (5,406,152)
                                                                    -----------    -----------
From Distributions to Shareholders
  Net investment income                                              (4,799,606)    (3,831,146)
                                                                    -----------    -----------
From Capital Share Transactions
  Proceeds from the sale of shares                                       75,810      4,204,995
  Net asset value of shares issued in connection with the
   reinvestment of distributions                                      3,979,691      2,927,325
  Cost of shares redeemed                                              (575,810)    (5,541,641)
                                                                    -----------    -----------
  Increase (decrease) in net assets derived from capital share
   transactions                                                       3,479,691      1,590,679
                                                                    -----------    -----------
  Total increase (decrease) in net assets                               592,730     (7,646,619)
Net Assets
  Beginning of period                                                31,971,886     39,618,505
                                                                    -----------    -----------
  End of period                                                     $32,564,616    $31,971,886
                                                                    ===========    ===========
Undistributed Net Investment Income
  End of period                                                     $   938,356    $ 3,762,377
                                                                    ===========    ===========
Number of Shares of the Fund
  Issued from the sale of shares                                         11,521        571,148
  Issued in connection with the reinvestment of distributions           679,128        434,321
  Redeemed                                                              (96,124)      (841,122)
                                                                    -----------    -----------
  Net change                                                            594,525        164,347
                                                                    ===========    ===========

                See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
INTERMEDIATE DURATION FIXED INCOME FUND

                                                                       SIX MONTHS
                                                                            ENDED    YEAR ENDED
                                                                   MARCH 31, 2002 SEPTEMBER 30,
                                                                      (Unaudited)          2001
-----------------------------------------------------------------------------------------------
From Operations
  Net investment income                                             $   703,370    $ 1,423,573
  Net realized gain (loss) on investments and foreign currency         (135,741)       115,491
  Change in unrealized appreciation (depreciation) on investments
   and foreign currency                                                (709,934)     1,149,003
                                                                    -----------    -----------
   Increase (decrease) in net assets from operations                   (142,305)     2,688,067
                                                                    -----------    -----------
From Distributions to Shareholders
  Net investment income                                                (707,059)    (1,397,579)
  Net realized gain on investments                                      (20,901)             0
                                                                    -----------    -----------
   Total distributions                                                 (727,960)    (1,397,579)
                                                                    -----------    -----------
From Capital Share Transactions
  Proceeds from the sale of shares                                            0        300,000
  Net asset value of shares issued in connection with the
   reinvestment of distributions                                        727,960      1,397,579
  Cost of shares redeemed                                              (281,908)             0
                                                                    -----------    -----------
  Increase (decrease) in net assets derived from capital share
  transactions                                                          446,052      1,697,579
                                                                    -----------    -----------
  Total increase (decrease) in net assets                              (424,213)     2,988,067
Net Assets
  Beginning of period                                                23,567,846     20,579,779
                                                                    -----------    -----------
  End of period                                                     $23,143,633    $23,567,846
                                                                    ===========    ===========
Undistributed Net Investment Income
  End of period                                                     $    29,477    $    56,061
                                                                    ===========    ===========
Number of Shares of the Fund
  Issued from the sale of shares                                              0         30,364
  Issued in connection with the reinvestment of distributions            73,181        142,481
  Redeemed                                                              (27,584)             0
                                                                    -----------    -----------
  Net change                                                             45,597        172,845
                                                                    ===========    ===========

                See accompanying notes to financial statements.



                                    [Graphic]
                         Loomis Sayles Investment Trust

STATEMENTS OF CHANGES IN NET ASSETS
INVESTMENT GRADE FIXED INCOME FUND

                                                                    SIX MONTHS
                                                                         ENDED    YEAR ENDED
                                                                MARCH 31, 2002 SEPTEMBER 30,
                                                                   (Unaudited)          2001
--------------------------------------------------------------------------------------------
From Operations
  Net investment income                                          $  5,148,699  $ 10,816,142
  Net realized gain (loss) on investments and foreign currency       (288,873)      645,651
  Change in unrealized appreciation (depreciation) on
   investments and foreign currency                                   304,147     1,553,083
                                                                 ------------  ------------
   Increase (decrease) in net assets from operations                5,163,973    13,014,876
                                                                 ------------  ------------
From Distributions to Shareholders
  Net investment income                                            (4,733,214)  (10,634,307)
  Net realized gain on investments                                   (820,356)      (68,481)
                                                                 ------------  ------------
   Total distributions                                             (5,553,570)  (10,702,788)
                                                                 ------------  ------------
From Capital Share Transactions
  Proceeds from the sale of shares                                  4,679,605    14,743,537
  Net asset value of shares issued in connection with the
   reinvestment of distributions                                    4,977,853     9,423,986
  Cost of shares redeemed                                         (14,063,676)  (31,723,467)
                                                                 ------------  ------------
  Increase (decrease) in net assets derived from capital share
   transactions                                                    (4,406,218)   (7,555,944)
                                                                 ------------  ------------
  Total increase (decrease) in net assets                          (4,795,815)   (5,243,856)
Net Assets
  Beginning of period                                             148,168,258   153,412,114
                                                                 ------------  ------------
  End of period                                                  $143,372,443  $148,168,258
                                                                 ============  ============
Undistributed Net Investment Income
  End of period                                                  $    524,911  $    109,426
                                                                 ============  ============
Number of Shares of the Fund
  Issued from the sale of shares                                      415,839     1,353,713
  Issued in connection with the reinvestment of distributions         445,677       851,397
  Redeemed                                                         (1,253,616)   (2,871,288)
                                                                 ------------  ------------
  Net change                                                         (392,100)     (666,178)
                                                                 ============  ============

                See accompanying notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS
MID CAP GROWTH FUND

                                                                       SIX MONTHS
                                                                            ENDED  PERIOD ENDED
                                                                   MARCH 31, 2002 SEPTEMBER 30,
                                                                      (Unaudited)         2001*
-----------------------------------------------------------------------------------------------
From Operations
  Net investment income (loss)                                      $   (35,091)   $   (40,039)
  Net realized gain (loss) on investments and foreign currency       (1,527,126)    (3,365,856)
  Change in unrealized appreciation (depreciation) on investments
   and foreign currency                                               2,720,304     (1,611,584)
                                                                    -----------    -----------
   Increase (decrease) in net assets from operations                  1,158,087     (5,017,479)
                                                                    -----------    -----------
From Capital Share Transactions
  Proceeds from the sale of shares                                            0     12,500,010
                                                                    -----------    -----------
Net Assets
  Beginning of period                                                 7,482,531              0
                                                                    -----------    -----------
  End of period                                                     $ 8,640,618    $ 7,482,531
                                                                    ===========    ===========
Undistributed Net Investment Income (loss)
  End of period                                                     $   (35,091)   $         0
                                                                    ===========    ===========
Number of Shares of the Fund
  Issued from the sale of shares                                              0      1,250,001
                                                                    ===========    ===========

* Commencement of operations on February 28, 2001.

                See accompanying notes to financial statements.



                                    [Graphic]
                         Loomis Sayles Investment Trust

STATEMENTS OF CHANGES IN NET ASSETS
PROVIDENT FUND


                                                                       SIX MONTHS
                                                                            ENDED    YEAR ENDED
                                                                   MARCH 31, 2002 SEPTEMBER 30,
                                                                      (Unaudited)          2001
-----------------------------------------------------------------------------------------------
From Operations
  Net investment income                                             $    75,909    $   287,113
  Net realized gain (loss) on investments and foreign currency         (825,512)    (2,123,066)
  Change in unrealized appreciation (depreciation) on investments
   and foreign currency                                               2,822,124     (1,869,357)
                                                                    -----------    -----------
   Increase (decrease) in net assets from operations                  2,072,521     (3,705,310)
                                                                    -----------    -----------
From Distributions to Shareholders
  Net investment income                                                (335,784)      (187,021)
  Net realized gain on investments                                            0     (4,076,191)
                                                                    -----------    -----------
   Total distributions                                                 (335,784)    (4,263,212)
                                                                    -----------    -----------
From Capital Share Transactions
  Net asset value of shares issued in connection with the
   reinvestment of distributions                                        335,784      4,263,212
  Cost of shares redeemed                                            (1,000,000)      (802,001)
                                                                    -----------    -----------
  Increase (decrease) in net assets derived from capital share
   transactions                                                        (664,216)     3,461,211
                                                                    -----------    -----------
  Total increase (decrease) in net assets                             1,072,521     (4,507,311)
Net Assets
  Beginning of period                                                19,210,857     23,718,168
                                                                    -----------    -----------
  End of period                                                     $20,283,378    $19,210,857
                                                                    ===========    ===========
Undistributed Net Investment Income
  End of period                                                     $    23,733    $   283,608
                                                                    ===========    ===========
Number of Shares of the Fund
  Issued in connection with the reinvestment of distributions            41,454        474,217
  Redeemed                                                             (123,915)       (94,264)
                                                                    -----------    -----------
  Net change                                                            (82,461)       379,953
                                                                    ===========    ===========

                See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
SMALL COMPANY GROWTH FUND



                                                                    SIX MONTHS
                                                                         ENDED    YEAR ENDED
                                                                MARCH 31, 2002 SEPTEMBER 30,
                                                                   (Unaudited)          2001
--------------------------------------------------------------------------------------------
From Operations
  Net investment income (loss)                                   $   (355,020) $   (575,273)
  Net realized gain (loss) on investments and foreign currency    (12,539,328)  (52,180,244)
  Change in unrealized appreciation (depreciation) on
   investments and foreign currency                                23,693,589   (34,605,364)
                                                                 ------------  ------------
   Increase (decrease) in net assets from operations               10,799,241   (87,360,881)
                                                                 ------------  ------------
From Distributions to Shareholders
  Net realized gain on investments                                          0    (1,329,642)
                                                                 ------------  ------------
From Capital Shares Transactions
  Proceeds from the sale of shares                                 14,895,880    45,894,310
  Net asset value of shares issued in connection with the
   reinvestment of distributions                                            0     1,270,685
  Cost of shares redeemed                                          (4,285,013)  (22,548,708)
                                                                 ------------  ------------
  Increase (decrease) in net assets derived from capital share
   transactions                                                    10,610,867    24,616,287
                                                                 ------------  ------------
  Total increase (decrease) in net assets                          21,410,108   (64,074,236)
Net Assets
  Beginning of period                                              69,710,085   133,784,321
                                                                 ------------  ------------
  End of period                                                  $ 91,120,193  $ 69,710,085
                                                                 ============  ============
Undistributed Net Investment Income (Loss)
  End of the period                                              $   (355,020) $          0
                                                                 ============  ============
Number of Shares of the Fund
  Issued from the sale of shares                                    1,577,250     3,933,654
  Issued in connection with the reinvestment of distributions               0        97,296
  Redeemed                                                           (462,273)   (2,159,310)
                                                                 ------------  ------------
  Net change                                                        1,114,977     1,871,640
                                                                 ============  ============

                See accompanying notes to financial statements.



                                    [Graphic]
                         Loomis Sayles Investment Trust

FINANCIAL HIGHLIGHTS
CALIFORNIA TAX-FREE INCOME FUND



                                                            SIX MONTHS
                                                              ENDED
                                                          MARCH 31, 2002
                                                          --------------
                                                           (UNAUDITED)
------------------------------------------------------------------------
Net asset value, beginning of period                         $ 10.41
                                                             -------
INCOME FROM INVESTMENT OPERATIONS--
  Net investment income (loss)                                  0.22(d)
  Net realized and unrealized gain (loss) on investments       (0.15)
                                                             -------
   Total from investment operations                             0.07
                                                             -------
LESS DISTRIBUTIONS--
  Dividends from net investment income                         (0.25)
  Distributions from net realized capital gains                 0.00
                                                             -------
   Total distributions                                         (0.25)
                                                             -------
Net asset value, end of period                               $ 10.23
                                                             =======
Total return (%)(a)                                              0.3
Net assets, end of period (000)                              $16,782
Ratios to average net assets:
  Net expenses (%)(b)(c)                                        0.65
  Gross expenses (%)(c)                                         1.14
  Net investment income (loss) (%)(c)                           4.16
Portfolio turnover rate (%)                                       14

(a)Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses. Periods less than one year are not annualized.
(b)The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement the Fund's ratio of operating expenses would have been higher.
(c)Annualized for periods less than one year.
(d)Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.


                              NINE MONTHS
                                 ENDED        YEAR ENDED
  YEAR ENDED SEPTEMBER 30,   SEPTEMBER 30,   DECEMBER 31,
---------------------------  ------------- ----------------
   2001      2000     1999       1998        1997     1996
------------------------------------------------------------
$ 10.18    $ 10.18  $ 10.59     $ 10.41    $ 10.19  $ 10.23
-------    -------  -------     -------    -------  -------
   0.46(d)    0.47     0.47        0.35       0.47     0.46
   0.19      (0.02)   (0.41)       0.19       0.25    (0.04)
-------    -------  -------     -------    -------  -------
   0.65       0.45     0.06        0.54       0.72     0.42
-------    -------  -------     -------    -------  -------
  (0.42)     (0.43)   (0.47)      (0.36)     (0.47)   (0.45)
   0.00      (0.02)    0.00        0.00      (0.03)   (0.01)
-------    -------  -------     -------    -------  -------
  (0.42)     (0.45)   (0.47)      (0.36)     (0.50)   (0.46)
-------    -------  -------     -------    -------  -------
$ 10.41    $ 10.18  $ 10.18     $ 10.59    $ 10.41  $ 10.19
=======    =======  =======     =======    =======  =======
    6.5        4.6      0.6         5.3        7.3      4.1
$17,326    $15,294  $18,672     $19,618    $16,822  $13,460
   0.65       0.65     0.65        0.65       0.65     0.65
   1.24       1.16     1.19        1.33       1.41     1.26
   4.48       4.63     4.50        4.55       4.62     4.58
     21          3       14          12         24       18



                                    [Graphic]
                         Loomis Sayles Investment Trust

FINANCIAL HIGHLIGHTS
CORE FIXED INCOME FUND


                                                               SIX MONTHS
                                                                  ENDED
                                                             MARCH 31, 2002*
                                                             ---------------
                                                               (UNAUDITED)
   -------------------------------------------------------------------------
   Net asset value, beginning of period                          $ 10.80
                                                                 -------
   INCOME FROM INVESTMENT OPERATIONS--
     Net investment income (loss)                                   0.32(d)
     Net realized and unrealized gain (loss) on investments        (0.34)
                                                                 -------
      Total from investment operations                             (0.02)
                                                                 -------
   LESS DISTRIBUTIONS--
     Dividends from net investment income                          (0.68)
     Distributions from net realized capital gains                  0.00
                                                                 -------
      Total distributions                                          (0.68)
                                                                 -------
   Net asset value, end of period                                $ 10.10
                                                                 =======
   Total return (%)(a)                                              (0.2)
   Net assets, end of period (000)                               $17,300
   Ratios to average net assets:
     Net expenses (%)(b)(c)                                         0.45
     Gross expenses (%)(c)                                          0.97
     Net investment income (loss) (%)(c)                            6.19
   Portfolio turnover rate (%)                                        32

* As required, effective October 1, 2001, the Funds have adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities for financial statement reporting purposes only. For the period ended March 31, 2002, the effect of this change to the Fund was a decrease to net investment income by $.02 per share and a decrease to net realized and unrealized loss on investments by $.02 per share. The ratio of net investment income to average net assets decreased from 6.45% to 6.19% on an annualized basis. Per share ratios and supplemental data for periods prior to October 1, 2001 have not been restated to reflect this change in presentation.
**Commencement of operations on April 24, 1996 through December 31, 1996.
(a)Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses. Periods less than one year are not annualized.
(b)The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement the Fund's ratio of operating expenses would have been higher.
(c)Annualized for periods less than one year.
(d)Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.
(e)Amount is less than $0.01 per share.

                                NINE MONTHS
                                   ENDED      YEAR ENDED  PERIOD ENDED
   YEAR ENDED SEPTEMBER 30,    SEPTEMBER 30, DECEMBER 31, DECEMBER 31,
-----------------------------  ------------- ------------ ------------
   2001       2000      1999       1998          1997        1996**
----------------------------------------------------------------------
$ 10.51    $ 10.55    $ 11.49     $ 10.66      $ 10.14       $10.00
-------    -------    -------     -------      -------       ------
   0.71(d)   0.69 (d)    0.61        0.50         0.39         0.40
   0.47      (0.12)     (0.76)       0.33         0.55         0.13
-------    -------    -------     -------      -------       ------
   1.18       0.57      (0.15)       0.83         0.94         0.53
-------    -------    -------     -------      -------       ------
  (0.89)     (0.61)     (0.64)       0.00        (0.39)       (0.39)
   0.00       0.00      (0.15)       0.00(e)     (0.03)        0.00
-------    -------    -------     -------      -------       ------
  (0.89)     (0.61)     (0.79)       0.00        (0.42)       (0.39)
-------    -------    -------     -------      -------       ------
$ 10.80    $ 10.51    $ 10.55     $ 11.49      $ 10.66       $10.14
=======    =======    =======     =======      =======       ======
   11.9        5.8       (1.4)        7.8          9.2          5.3
$16,476    $16,107    $22,584     $19,341      $16,110       $6,271
   0.47       0.53       0.65        0.65         0.65         0.65
   1.08       0.90       1.15        1.27         1.80         1.46
   6.78       6.74       6.14        6.08         6.34         6.21
     85         69         29          45           59           34



                                    [Graphic]
                         Loomis Sayles Investment Trust

FINANCIAL HIGHLIGHTS
CORE PLUS FIXED INCOME FUND

                                                SIX MONTHS
                                                   ENDED      PERIOD ENDED
                                              MARCH 31, 2002* SEPTEMBER 30,
                                              --------------- -------------
                                                (UNAUDITED)      2001**
    -----------------------------------------------------------------------
    NET ASSET VALUE, BEGINNING OF PERIOD          $ 10.30        $ 10.00
                                                  -------        -------
    Income from investment operations--
     Net investment income (loss)                    0.33(d)        0.20(d)
     Net realized and unrealized gain
       (loss) on investments                        (0.42)          0.10
                                                  -------        -------
       Total from investment operations             (0.09)          0.30
                                                  -------        -------
    LESS DISTRIBUTIONS--
     Dividends from net investment income           (0.47)          0.00
     Distributions from net realized
       capital gains                                (0.08)          0.00
                                                  -------        -------
       Total distributions                          (0.55)          0.00
                                                  -------        -------
    Net asset value, end of period                $  9.66        $ 10.30
                                                  =======        =======
    Total return (%)(a)                              (0.9)           3.0
    Net assets, end of period (000)               $39,338        $39,514
    Ratios to average net assets:
     Net expenses (%)(b)(c)                          0.45           0.45
     Gross expenses (%)(c)                           0.84           1.18
     Net investment income (loss) (%)(c)             6.55           6.80
    Portfolio turnover rate (%)                        55             21

* As required, effective October 1, 2001, the Funds have adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities for financial statement reporting purposes only. For the period ended March 31, 2002, the effect of this change to the Fund was a decrease to net investment income by $.01 per share and a decrease to net realized and unrealized loss on investments by $.01 per share. The ratio of net investment income to average net assets decreased from 6.83% to 6.55% on an annualized basis. Per share ratios and supplemental data for periods prior to October 1, 2001 have not been restated to reflect this change in presentation.
** Commencement of operations on June 18, 2001 through September 30, 2001.
(a)Total return would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses. Periods less than one year are not annualized.
(b)The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement the Fund's ratio of operating expenses would have been higher.
(c)Annualized for periods less than one year.
(d)Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

                     [This Page Intentionally Left Blank]



                                    [Graphic]
                         Loomis Sayles Investment Trust

FINANCIAL HIGHLIGHTS
FIXED INCOME FUND

                                                      SIX MONTHS
                                                        ENDED
                                                    MARCH 31, 2002
                                                    --------------
                                                     (UNAUDITED)
------------------------------------------------------------------
Net asset value, beginning of period                   $  11.23
                                                       --------
INCOME FROM INVESTMENT OPERATIONS--
 Net investment income (loss)                             0.44 (d)
 Net realized and unrealized gain (loss) on
   investments                                             0.06
                                                       --------
   Total from investment operations                        0.50
                                                       --------
LESS DISTRIBUTIONS--
 Dividends from net investment income                     (1.00)
 Distributions from net realized capital gains             0.00
                                                       --------
   Total distributions                                    (1.00)
                                                       --------
Net asset value, end of period                         $  10.73
                                                       ========
Total return (%)(a)                                         4.6
Net assets, end of period (000)                        $381,122
Ratios to average net assets:
 Net expenses (%)(b)(c)                                    0.65
 Gross expenses (%)(c)                                     0.69
 Net investment income (loss) (%)(c)                       8.08
Portfolio turnover rate (%)                                   5

(a)Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses. Periods less than one year are not annualized.
(b)The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement the Fund's ratio of operating expenses would have been higher.
(c)Annualized for periods less than one year.
(d)Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

                                   NINE MONTHS
                                      ENDED         YEAR ENDED
    YEAR ENDED SEPTEMBER 30,      SEPTEMBER 30,    DECEMBER 31,
--------------------------------  ------------- -----------------
   2001        2000       1999        1998        1997      1996
------------------------------------------------------------------
$  11.95    $  12.09    $  12.47    $  12.59    $  12.08  $ 12.08
--------    --------    --------    --------    --------  -------
    0.96(d)     0.99(d)     0.97        0.57        0.72     0.91
   (0.78)      (0.30)      (0.27)      (0.62)       0.89     0.27
--------    --------    --------    --------    --------  -------
    0.18        0.69        0.70       (0.05)       1.61     1.18
--------    --------    --------    --------    --------  -------
   (0.90)      (0.83)      (0.82)       0.00       (0.75)   (0.90)
    0.00        0.00       (0.26)      (0.07)      (0.35)   (0.28)
--------    --------    --------    --------    --------  -------
   (0.90)      (0.83)      (1.08)      (0.07)      (1.10)   (1.18)
--------    --------    --------    --------    --------  -------
$  11.23    $  11.95    $  12.09    $  12.47    $  12.59  $ 12.08
========    ========    ========    ========    ========  =======
     1.6         5.9         5.8        (0.4)       13.4      9.8
$420,091    $427,730    $298,007    $248,329    $173,048  $91,746
    0.65        0.63        0.64        0.65        0.65     0.62
    0.68        0.63        0.64        0.68        0.70     0.62
    8.39        8.34        8.30        7.37        7.56     7.97
      24          19          22          31          41       90



                                    [Graphic]
                         Loomis Sayles Investment Trust

FINANCIAL HIGHLIGHTS
INSTITUTIONAL HIGH INCOME FUND

                                                            SIX MONTHS
                                                              ENDED
                                                          MARCH 31, 2002
                                                          --------------
                                                           (UNAUDITED)
------------------------------------------------------------------------
Net asset value, beginning of period                         $  6.50
                                                             -------
INCOME FROM INVESTMENT OPERATIONS--
  Net investment income (loss)                                  0.37(d)
  Net realized and unrealized gain (loss) on investments        0.02
                                                             -------
   Total from investment operations                             0.39
                                                             -------
LESS DISTRIBUTIONS--
  Dividends from net investment income                         (0.98)
  Distributions from net realized capital gains                 0.00
                                                             -------
   Total distributions                                         (0.98)
                                                             -------
Net asset value, end of period                               $  5.91
                                                             =======
Total return (%)(a)                                              6.1
Net assets, end of period (000)                              $32,565
Ratios to average net assets:
  Net expenses (%)(b)(c)                                        0.75
  Gross expenses (%)(c)                                         1.09
  Net investment income (loss) (%)(c)                          12.08
Portfolio turnover rate (%)                                       12

* Commencement of operations on June 5, 1996 through December 31, 1996.
(a)Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses. Periods less than one year are not annualized.
(b)The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement the Fund's ratio of operating expenses would have been higher.
(c)Annualized for periods less than one year.
(d)Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

                                 NINE MONTHS
                                   ENDED      YEAR ENDED  PERIOD ENDED
   YEAR ENDED SEPTEMBER 30,    SEPTEMBER 30, DECEMBER 31, DECEMBER 31,
-----------------------------  ------------- ------------ ------------
   2001       2000      1999       1998          1997        1996*
----------------------------------------------------------------------
$  8.33    $  8.40    $  8.41     $ 10.04      $ 10.16       $10.00
-------    -------    -------     -------      -------       ------
  0.91 (d)   0.94 (d)    0.95        0.77         0.70         0.56
  (1.93)     (0.11)      0.35       (2.31)        0.20         0.21
-------    -------    -------     -------      -------       ------
  (1.02)      0.83       1.30       (1.54)        0.90         0.77
-------    -------    -------     -------      -------       ------
  (0.81)     (0.90)     (1.07)       0.00        (0.71)       (0.56)
   0.00       0.00      (0.24)      (0.09)       (0.31)       (0.05)
-------    -------    -------     -------      -------       ------
  (0.81)     (0.90)     (1.31)      (0.09)       (1.02)       (0.61)
-------    -------    -------     -------      -------       ------
$  6.50    $  8.33    $  8.40     $  8.41      $ 10.04       $10.16
=======    =======    =======     =======      =======       ======
  (12.6)      10.2       16.8       (15.5)         8.8          7.7
$31,972    $39,619    $25,484     $28,742      $28,872       $3,100
   0.75       0.75       0.75        0.75         0.75         0.75
   1.03       1.03       1.15        1.12         1.17         2.73
  12.64      11.22      12.22       10.69         8.82         9.42
     43         28         57          39           94            9



                                    [Graphic]
                         Loomis Sayles Investment Trust

FINANCIAL HIGHLIGHTS
INTERMEDIATE DURATION FIXED INCOME FUND

                                                                SIX MONTHS
                                                                   ENDED
                                                              MARCH 31, 2002*
                                                              ---------------
                                                                (UNAUDITED)
-----------------------------------------------------------------------------
Net asset value, beginning of period                              $ 10.13
                                                                  -------
INCOME FROM INVESTMENT OPERATIONS--
  Net investment income (loss)                                       0.30(d)
  Net realized and unrealized gain (loss) on investments            (0.37)
                                                                  -------
   Total from investment operations                                 (0.07)
                                                                  -------
LESS DISTRIBUTIONS--
  Dividends from net investment income                              (0.30)
  Distributions from net realized gain (loss) on investments        (0.01)
                                                                  -------
   Total distributions                                              (0.31)
                                                                  -------
Net asset value, end of period                                    $  9.75
                                                                  =======
Total return (%)(a)                                                  (0.7)
Net assets, end of period (000)                                   $23,144
Ratios to average net assets:
  Net expenses (%)(b)(c)                                             0.45
  Gross expenses (%)(c)                                              0.84
  Net investment income (loss) (%)(c)                                6.03
Portfolio turnover rate (%)                                            14

* As required, effective October 1, 2001, the Funds have adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities for financial statement reporting purposes only. For the period ended March 31, 2002, the effect of this change to the Fund was a decrease to net investment income by $.01 per share and a decrease to net realized and unrealized loss on investments by $.01 per share. The ratio of net investment income to average net assets decreased from 6.18% to 6.03% on an annualized basis. Per share ratios and supplemental data for periods prior to October 1, 2001 have not been restated to reflect this change in presentation.
** Commencement of operations on January 28, 1998 through September 30, 1998.
(a)Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses. Periods less than one year are not annualized.
(b)The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement the Fund's ratio of operating expenses would have been higher.
(c)Annualized for periods less than one year.
(d)Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

                             PERIOD ENDED
  YEAR ENDED SEPTEMBER 30,   SEPTEMBER 30,
---------------------------  -------------
   2001      2000     1999      1998**
------------------------------------------
$  9.55    $  9.53  $  9.87     $ 10.00
-------    -------  -------     -------
   0.64(d)    0.62     0.61        0.41
   0.57       0.01    (0.26)      (0.22)
-------    -------  -------     -------
   1.21       0.63     0.35        0.19
-------    -------  -------     -------
  (0.63)     (0.61)   (0.69)      (0.32)
   0.00       0.00     0.00        0.00
-------    -------  -------     -------
  (0.63)     (0.61)   (0.69)      (0.32)
-------    -------  -------     -------
$ 10.13    $  9.55  $  9.53     $  9.87
=======    =======  =======     =======
   13.0        6.9      3.6         1.9
$23,568    $20,580  $14,371     $11,054
   0.48       0.55     0.55        0.55
   0.89       0.99     1.18        1.33
   6.48       6.65     6.27        6.05
     19         20       35          74



                                    [Graphic]
                         Loomis Sayles Investment Trust

FINANCIAL HIGHLIGHTS
INVESTMENT GRADE FIXED INCOME FUND


                                                            SIX MONTHS
                                                              ENDED
                                                          MARCH 31, 2002
                                                          --------------
                                                           (UNAUDITED)
------------------------------------------------------------------------
Net asset value, beginning of period                         $  11.16
                                                             --------
INCOME FROM INVESTMENT OPERATIONS--
  Net investment income (loss)                                   0.39(e)
  Net realized and unrealized gain (loss) on investments        (0.01)
                                                             --------
   Total from investment operations                              0.38
                                                             --------
LESS DISTRIBUTIONS--
  Dividends from net investment income                          (0.36)
  Distributions from net realized capital gains                 (0.06)
                                                             --------
   Total distributions                                          (0.42)
                                                             --------
Net asset value, end of period                               $  11.12
                                                             ========
Total return (%)(a)                                               3.5
Net assets, end of period (000)                              $143,372
Ratios to average net assets:
  Net expenses (%)(b)(c)                                         0.55
  Gross expenses (%)(c)                                          0.62
  Net investment income (loss) (%)(c)                            6.90
Portfolio turnover rate (%)                                         7

(a)Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses. Periods less than one year are not annualized.
(b)The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement the Fund's ratio of operating expenses would have been higher.
(c)Annualized for periods less than one year.
(d)Amount is less than $0.01 per share.
(e)Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

                                          NINE MONTHS
                                             ENDED        YEAR ENDED
           YEAR ENDED SEPTEMBER 30,      SEPTEMBER 30,   DECEMBER 31,
       --------------------------------  ------------- ----------------
          2001        2000       1999        1998        1997     1996
       -----------------------------------------------------------------
       $  11.00    $  11.02    $  11.42    $  12.06    $ 11.81  $ 11.56
       --------    --------    --------    --------    -------  -------
           0.81(e)     0.82        0.81        0.61       0.83     0.80
           0.15        0.00(d)    (0.27)      (0.60)      0.37     0.40
       --------    --------    --------    --------    -------  -------
           0.96        0.82        0.54        0.01       1.20     1.20
       --------    --------    --------    --------    -------  -------
          (0.79)      (0.79)      (0.82)      (0.63)     (0.81)   (0.79)
          (0.01)      (0.05)      (0.12)      (0.02)     (0.14)   (0.16)
       --------    --------    --------    --------    -------  -------
          (0.80)      (0.84)      (0.94)      (0.65)     (0.95)   (0.95)
       --------    --------    --------    --------    -------  -------
       $  11.16    $  11.00    $  11.02    $  11.42    $ 12.06  $ 11.81
       ========    ========    ========    ========    =======  =======
            9.0         7.7         4.8         0.0       10.6     10.9
       $148,168    $153,412    $146,757    $119,084    $82,964  $51,752
           0.55        0.55        0.55        0.55       0.55     0.55
           0.62        0.58        0.59        0.65       0.69     0.70
           7.25        7.45        7.15        6.85       6.97     7.27
             14          18          18          31         58       74



                                    [Graphic]
                         Loomis Sayles Investment Trust

FINANCIAL HIGHLIGHTS
MID CAP GROWTH FUND

                                                            SIX MONTHS
                                                              ENDED      PERIOD ENDED
                                                          MARCH 31, 2002 SEPTEMBER 30,
                                                          -              -
                                                           (UNAUDITED)       2001*
--------------------------------------------------------------------------------------
Net asset value, beginning of period                         $  5.99        $10.00
                                                             -------        ------
INCOME FROM INVESTMENT OPERATIONS--
  Net investment income (loss)                                 (0.03)(d)     (0.03)(d)
  Net realized and unrealized gain (loss) on investments        0.95         (3.98)
                                                             -------        ------
   Total from investment operations                             0.92         (4.01)
                                                             -------        ------
Net asset value, end of period                               $  6.91        $ 5.99
                                                             =======        ======
Total return (%)(a)                                             15.4         (40.1)
Net assets, end of period (000)                               $8,641        $7,483
Ratios to average net assets:
  Net expenses (%)(b)(c)                                        0.90          0.90
  Gross expenses (%)(c)                                         1.77          1.93
  Net investment income (loss) (%)(c)                          (0.81)        (0.62)
Portfolio turnover rate (%)                                      112           145

 * Commencement of operations on February 28, 2001 through September 30, 2001.
(a)Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses. Periods less than one year are not annualized.
(b)The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement the Fund's ratio of operating expenses would have been higher.
(c)Annualized for periods less than one year.
(d)Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

                     [This Page Intentionally Left Blank]



                                    [Graphic]
                         Loomis Sayles Investment Trust

FINANCIAL HIGHLIGHTS
PROVIDENT FUND

                                                            SIX MONTHS
                                                              ENDED
                                                          MARCH 31, 2002
                                                          --------------
                                                           (UNAUDITED)
------------------------------------------------------------------------
Net asset value, beginning of period                         $  7.67
                                                             -------
INCOME FROM INVESTMENT OPERATIONS--
  Net investment income (loss)                                  0.03(d)
  Net realized and unrealized gain (loss) on investments        0.81
                                                             -------
   Total from investment operations                             0.84
                                                             -------
LESS DISTRIBUTIONS--
  Dividends from net investment income                         (0.14)
  Distributions from net realized capital gains                 0.00
                                                             -------
   Total distributions                                         (0.14)
                                                             -------
Net asset value, end of period                               $  8.37
                                                             =======
Total return (%)(a)                                             11.0
Net assets, end of period (000)                              $20,283
Ratios to average net assets:
  Net expenses (%)(b)(c)                                        0.65
  Gross expenses (%)(c)                                         1.05
  Net investment income (loss) (%)(c)                           0.77
Portfolio turnover rate (%)                                       97

(a)Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses. Periods less than one year are not annualized.
(b)The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement the Fund's ratio of operating expenses would have been higher.
(c)Annualized for periods less than one year.
(d)Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

                              NINE MONTHS
                                 ENDED        YEAR ENDED
  YEAR ENDED SEPTEMBER 30,   SEPTEMBER 30,   DECEMBER 31,
---------------------------  ------------- ----------------
   2001      2000     1999       1998        1997     1996
------------------------------------------------------------
$ 11.16    $ 13.46  $ 13.59     $ 12.26    $ 11.48  $ 10.02
-------    -------  -------     -------    -------  -------
  0.12 (d)    0.12     0.04        0.10       0.10     0.10
  (1.60)      2.43     3.87        1.23       1.68     1.47
-------    -------  -------     -------    -------  -------
  (1.48)      2.55     3.91        1.33       1.78     1.57
-------    -------  -------     -------    -------  -------
  (0.09)     (0.07)   (0.10)       0.00      (0.10)   (0.11)
  (1.92)     (4.78)   (3.94)       0.00      (0.90)    0.00
-------    -------  -------     -------    -------  -------
  (2.01)     (4.85)   (4.04)       0.00      (1.00)   (0.11)
-------    -------  -------     -------    -------  -------
$  7.67    $ 11.16  $ 13.46     $ 13.59    $ 12.26  $ 11.48
=======    =======  =======     =======    =======  =======
  (15.9)      25.3     31.7        10.9       15.7     15.6
$19,211    $23,718  $21,886     $20,910    $38,544  $21,906
   0.65       0.65     0.65        0.65       0.65     0.65
   1.05       0.95     1.00        1.03       0.89     0.89
   1.29       1.00     0.30        0.74       0.87     1.10
    300        356      250          96        109       97



                                    [Graphic]
                         Loomis Sayles Investment Trust

FINANCIAL HIGHLIGHTS
SMALL COMPANY GROWTH FUND

                                                                SIX MONTHS
                                                                  ENDED
                                                              MARCH 31, 2002
                                                              --------------
                                                               (UNAUDITED)
    ------------------------------------------------------------------------
    Net asset value, beginning of period                         $  8.07
                                                                 -------
    INCOME FROM INVESTMENT OPERATIONS--
      Net investment income (loss)                                 (0.04)(d)
      Net realized and unrealized gain (loss) on investments        1.32
                                                                 -------
       Total from investment operations                             1.28
                                                                 -------
    LESS DISTRIBUTIONS--
      Distributions from net realized capital gains                 0.00
                                                                 -------
    Net asset value, end of period                               $  9.35
                                                                 =======
    Total return (%)(a)                                             15.9
    Net assets, end of period (000)                              $91,120
    Ratios to average net assets:
      Net expenses (%)(b)(c)                                        0.90
      Gross expenses (%)(c)                                         1.03
      Net investment income (loss) (%)(c)                          (0.82)
    Portfolio turnover rate (%)                                       78

*  Commencement of operations on May 7, 1999 through September 30, 1999.
(a)Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses. Periods less than one year are not annualized.
(b)The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement the Fund's ratio of operating expenses would have been higher.
(c)Annualized for periods less than one year.
(d)Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

      YEAR ENDED       PERIOD ENDED
    SEPTEMBER 30,      SEPTEMBER 30,
---------------------  -------------
    2001       2000        1999*
------------------------------------
$  19.78     $  11.67     $ 10.00
--------     --------     -------
   (0.07)(d)    (0.06)      (0.01)
  (11.45)        8.17        1.68
--------     --------     -------
  (11.52)        8.11        1.67
--------     --------     -------
   (0.19)        0.00        0.00
--------     --------     -------
$   8.07     $  19.78     $ 11.67
========     ========     =======
   (58.6)        69.5        16.7
$69,710      $133,784     $17,674
    0.90         0.90        0.90
    1.02         0.99        2.17
  (0.61)        (0.51)      (0.51)
    150           174          56



                                    [Graphic]
                         Loomis Sayles Investment Trust

NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2002 [UNAUDITED]

1. Loomis Sayles Investment Trust (the "Trust") consists of eleven no-load mutual funds (the "Funds").

The Trust was organized as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts on December 23, 1993. The Trust is a diversified, open-end management investment company registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the "1940 Act"), and the interests in which were registered for offer and sale, effective March 7, 1997, under the Securities Act of 1933, as amended (the "1933 Act"). The Trust is authorized to issue an unlimited number of full and fractional shares of beneficial interest in multiple series.

Each Fund is separately managed and has its own investment objective and policies. Loomis, Sayles & Company, L.P. ("Loomis Sayles") is the investment adviser of the Funds.

The Trust consists of the following Funds:

   Loomis Sayles California Tax-Free Income Fund
   Loomis Sayles Core Fixed Income Fund
   Loomis Sayles Core Plus Fixed Income Fund
   Loomis Sayles Fixed Income Fund
   Loomis Sayles Institutional High Income Fund
     (formerly, Loomis Sayles High Yield Fixed Income Fund)
   Loomis Sayles Intermediate Duration Fixed Income Fund
   Loomis Sayles Investment Grade Fixed Income Fund
   Loomis Sayles Mid Cap Growth Fund
   Loomis Sayles Provident Fund
   Loomis Sayles Small Company Growth Fund
   Loomis Sayles Small Company Value Fund

The financial statements of the Loomis Sayles Small Company Value Fund are presented separately.

Effective February 1, 2002, the name of the Loomis Sayles High Yield Fixed Income Fund has changed to Loomis Sayles Institutional High Income Fund.

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Loomis Sayles Investment Trust Funds:

MARCH 31, 2002 [UNAUDITED]


A. SECURITY VALUATION| Long-term debt securities for which quotations are readily available are valued by a pricing service, approved by the Board of Trustees, which generally uses the most recent bid prices in the principal market in which such securities are normally traded. Municipal debt securities are valued by a pricing service, approved by the Board of Trustees, which generally uses a computerized matrix system or dealer supplied quotations that consider market transactions for comparable securities. Equity securities for which quotations are readily available are valued at their last sale price on the exchange or market where primarily traded or, if there is no reported sale during the day, at the closing bid price. Short-term securities with a remaining maturity of 60 days or less are valued at amortized cost, which approximates fair value. Other securities for which quotations are not readily available (including restricted securities, if any) are valued primarily using dealer supplied quotations or at their fair values as determined in good faith under the general supervision of the Board of Trustees.

B. REPURCHASE AGREEMENTS| The Funds may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the Funds take possession of securities subject to a commitment of the seller to repurchase, and the Funds to resell, the securities at agreed-upon prices and times. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Funds' holding period. The Funds, through their custodian, receive delivery of the underlying securities collateralizing repurchase agreements. It is the Funds' policy that the market value of the collateral be at least equal to 102% of the repurchase price including accrued interest. These securities are marked-to-market daily. Loomis Sayles is responsible for determining that the value of the collateral is at all times at least equal to 102% of the repurchase price including accrued interest. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters into insolvency proceedings, realization of the collateral by the Funds may be delayed or limited.

C. FOREIGN CURRENCY TRANSLATION AND FOREIGN INVESTMENTS| The books and records of each of the Funds (including those Funds that invest in foreign investments) are maintained in U.S. dollars. The value of investments, currencies and other assets and liabilities denominated in currencies other than U.S. dollars is translated into U.S. dollars based upon foreign exchange rates prevailing at the end of each day. Purchases and sales of investments, income and expenses are translated at prevailing exchange rates on the respective dates of such transactions.

The results of operations resulting from changes in foreign exchange rates on investments are not isolated from fluctuations arising from changes in market prices of investments held. All such fluctuations are included with net realized and unrealized gain or loss from investments.



                                    [Graphic]
                         Loomis Sayles Investment Trust

MARCH 31, 2002 [UNAUDITED]


Net realized gains and losses on foreign currency transactions represent net gains and losses from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds' books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities, other than investments in securities at fiscal year-end, resulting from changes in exchange rates.

Certain Funds use foreign currency exchange contracts to facilitate transactions in foreign-denominated investments. Losses may arise from changes in the value of the foreign currency or if the counter parties do not perform under the contracts' terms.

Each Fund (except the California Tax-Free Income Fund) may purchase investments of foreign issuers. Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. government. These risks include revaluation of currencies and the risk of appropriation. Moreover, the markets for securities of many foreign companies and foreign governments and their markets may be less liquid, and the prices of such securities may be more volatile than those securities of comparable U.S. companies and the U.S. government.

D. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS| Each Fund that may invest in foreign investments may enter into forward foreign currency exchange contracts to protect its investments against changes in future foreign exchange rates. A forward foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date.

The market value of the contracts will fluctuate with changes in currency exchange rates. The contracts are marked-to-market daily using the forward currency exchange rates and the changes in market values are recorded as unrealized appreciation (depreciation) on foreign currency translations in the Funds' Statements of Assets and Liabilities. Realized gain or loss is recognized when a contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and recorded as realized gain (loss) on foreign currency transactions in the Funds' Statements of Operations.

Risks may arise upon entering into forward foreign currency exchange contracts from the potential inability of the counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. At March 31, 2002, there were no open forward foreign currency exchange contracts.

E. SECURITY TRANSACTIONS, RELATED INVESTMENT INCOME AND EXPENSES| Security transactions are accounted for on the trade date (the date the buy or sell is

MARCH 31, 2002 [UNAUDITED]

executed). Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Interest income is increased by the accretion of discount and decreased by the amortization of premium. Discounts on zero coupon bonds, original issue discount bonds, step bonds and payment in kind bonds are accreted according to the effective interest method. Premiums are amortized using the yield to maturity method. In determining net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

Most expenses of the Trust can be directly attributed to a particular Fund. Expenses which cannot be directly attributed to a particular Fund, are apportioned among the Funds based upon relative net assets.

F. FEDERAL INCOME TAXES| Each Fund is a separate entity for federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute to its shareholders all of its net investment income and any net realized capital gains. Accordingly, no provision for federal income tax or excise tax has been made.

At March 31, 2002, the following Funds had available capital carryforwards, which are intended to be used to offset future capital gains.

FUND                                                         AMOUNT   EXPIRES
----                                                         ------   -------
California Tax-Free Income Fund........................... $   12,015  2008
                                                               14,701  2009
Core Fixed Income Fund....................................     89,893  2008
                                                              882,901  2009
Fixed Income Fund.........................................  2,192,468  2008
                                                            4,375,500  2009
Institutional High Income Fund............................  4,064,310  2008
                                                            1,325,123  2009
Provident Fund............................................    214,505  2009
Small Company Growth Fund.................................  5,763,956  2009

The following Funds elected to defer net capital losses noted below, as having been incurred in the current fiscal year:

FUND                                                              AMOUNT
----                                                              ------
California Tax-Free Income Fund................................ $    23,790
Fixed Income Fund..............................................   1,619,688
Institutional High Income Fund.................................   2,034,317
Mid Cap Growth Fund............................................   3,347,719
Provident Fund.................................................   1,969,298
Small Company Growth Fund......................................  46,231,984



                                    [Graphic]
                         Loomis Sayles Investment Trust

MARCH 31, 2002 [UNAUDITED]


G. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS| The California Tax-Free Income, Core Plus Fixed Income, Intermediate Duration Fixed Income and Investment Grade Fixed Income Funds pay their net investment income monthly. The Core Fixed Income, Fixed Income, Institutional High Income, Mid Cap Growth, Provident, and Small Company Growth Funds pay their net investment income to shareholders annually. Distributions from net realized capital gains, if any, are declared and paid on an annual basis by all of the Funds. Income and capital gains distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences, which may result in reclassifications to the Funds' capital accounts to reflect income and gains available for distribution, are primarily due to differing book and tax treatments for securities contributed in-kind, net operating losses, forward foreign currency transactions, capital loss carryforwards, deferred losses due to wash sales and excise tax regulations. Some of these classifications may include temporary book and tax basis differences that will reverse in subsequent periods. Distributions to shareholders are recorded on the ex-dividend date.

2. PORTFOLIO SECURITY TRANSACTIONS| The cost of purchases and proceeds from sales and maturities of securities other than short-term investments for each Fund for the six months ended March 31, 2002 were as follows:

                                                       PURCHASES
                                              ---------------------------
      FUND                                    U.S. GOVERNMENT    OTHER
      ----                                    --------------- -----------
      California Tax-Free Income Fund........   $         0   $ 2,252,199
      Core Fixed Income Fund.................     4,537,894     2,654,742
      Core Plus Fixed Income Fund............    15,374,945    10,662,008
      Fixed Income Fund......................             0    20,321,529
      Institutional High Income Fund.........             0     3,747,691
      Intermediate Duration Fixed Income Fund     1,586,721     3,965,299
      Investment Grade Fixed Income Fund.....       994,688     8,485,908
      Mid Cap Growth Fund....................             0     9,389,768
      Provident Fund.........................             0    16,692,936
      Small Company Growth Fund..............             0    69,086,069

                                                         SALES
                                              ---------------------------
      FUND                                    U.S. GOVERNMENT    OTHER
      ----                                    --------------- -----------
      California Tax-Free Income Fund........   $         0   $ 2,202,524
      Core Fixed Income Fund.................     2,308,765     2,949,312
      Core Plus Fixed Income Fund............     9,068,329    12,012,336
      Fixed Income Fund......................       672,766    77,346,144
      Institutional High Income Fund.........             0     4,237,631
      Intermediate Duration Fixed Income Fund       175,004     3,110,051
      Investment Grade Fixed Income Fund.....     4,840,928    14,383,745
      Mid Cap Growth Fund....................             0     9,399,170
      Provident Fund.........................             0    15,836,568
      Small Company Growth Fund..............             0    64,348,526

MARCH 31, 2002 [UNAUDITED]


3. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES| During the six months ended March 31, 2002, the Funds incurred management fees payable to Loomis Sayles. Separate management agreements for each Fund in effect during the six months ended March 31, 2002 provided for fees at the following annual percentage rate of each Fund's average daily net assets indicated below. Loomis Sayles has contractually agreed, until February 1, 2003, to reduce its advisory fees and/or bear other expenses, to the extent necessary to limit the total operating expenses of the Funds to the following percentage rate of each Fund's average annual net assets:

                                                       MANAGEMENT    MAXIMUM
FUND                                                      FEES    EXPENSE RATIOS
----                                                   ---------- --------------
California Tax-Free Income Fund.......................   0.50%        0.65%
Core Fixed Income Fund................................   0.30%        0.45%
Core Plus Fixed Income Fund...........................   0.35%        0.45%
Fixed Income Fund.....................................   0.50%        0.65%
Institutional High Income Fund........................   0.60%        0.75%
Intermediate Duration Fixed Income Fund...............   0.30%        0.45%
Investment Grade Fixed Income Fund....................   0.40%        0.55%
Mid Cap Growth Fund...................................   0.75%        0.90%
Provident Fund........................................   0.50%        0.65%
Small Company Growth Fund.............................   0.75%        0.90%

Certain officers and directors of Loomis Sayles are also officers or Trustees of the Trust. Loomis Sayles' general partner is indirectly owned by CDC IXIS Asset Management North America, L.P., whose general partner is indirectly owned by CDC IXIS Asset Management SA ("CDC IXIS"). CDC IXIS is part of the Caisse des Depots et Consignations group.

Loomis Sayles charges the Funds an administrative fee related to Loomis Sayles' performance of certain administrative services. For the six months ended March 31, 2002 the following amounts were incurred by the Funds:

FUND                                                                     AMOUNT
----                                                                     ------
California Tax-Free Income Fund......................................... $ 3,733
Core Fixed Income Fund..................................................   3,478
Core Plus Fixed Income Fund.............................................   7,552
Fixed Income Fund.......................................................  86,570
Institutional High Income Fund..........................................   7,083
Intermediate Duration Fixed Income Fund.................................   4,837
Investment Grade Fixed Income Fund......................................  31,104
Mid Cap Growth Fund.....................................................   2,517
Provident Fund..........................................................   4,198
Small Company Growth Fund...............................................  17,379



                                    [Graphic]
                         Loomis Sayles Investment Trust

MARCH 31, 2002 [UNAUDITED]


The Trust has entered into a distribution agreement with Loomis Sayles Distributors, L.P. Pursuant to this agreement, Loomis Sayles Distributors, L.P. serves as principal underwriter of the various funds of the Trust and receives no fee under this agreement.

A. TRUSTEES FEES AND EXPENSES| The Trust does not pay any compensation directly to its officers or Trustees who are directors, officers or employees of Loomis Sayles, CDC IXIS Asset Management North America L.P., or their affiliates. Each independent Trustee is compensated by the Trust at the rate of $10,000 per annum, plus travel expenses for each meeting attended. These expenses are allocated evenly among the Funds in the Trust.

4. BENEFICIAL INTEREST| At March 31, 2002, the following Funds have shareholders, each owning beneficially or of record 10% or more of the shares outstanding of a fund. The number of shareholders and the total percentage of the shares held by such shareholders are as follows.

                                                     10% OR GREATER
                                                      SHAREHOLDERS
                                                ------------------------
                                                    # OF        % OF
        FUND                                    SHAREHOLDERS SHARES HELD
        ----                                    ------------ -----------
        California Tax-Free Income Fund........      4           45%
        Core Plus Fixed Income Fund............      1           16%
        Institutional High Income Fund.........      1           15%
        Intermediate Duration Fixed Income Fund      1           75%

5. CREDIT RISK| The Core Fixed Income Fund may invest up to 10%, the Core Plus Fixed Income Fund may invest up to 25%, the Fixed Income Fund may invest up to 35%, and the Investment Grade Fixed Income Fund may invest up to 10% of their respective total net assets in securities offering high current income, which generally will be in the lower rating categories of recognized rating agencies ("high yield securities"). The Institutional High Income Fund invests primarily in high yield securities. These securities are regarded as predominantly speculative with respect to the capacity to pay interest and repay principal in accordance with the terms of the obligations and will generally involve more credit risk than securities in the higher-rated categories. In addition, the trading market for high yield securities may be relatively less liquid than the market for higher-rated securities.

6. CONCENTRATION| The California Tax-Free Income Fund primarily invests in debt obligations issued by the State of California, its political subdivisions, agencies and public authorities to obtain funds for various public purposes. The Fund is more susceptible to factors adversely affecting issuers of California municipal

MARCH 31, 2002 [UNAUDITED]

securities than is a municipal bond fund that does not concentrate its investments in the securities of issuers of a single state.

7. CHANGE IN ACCOUNTING PRINCIPLE| As required, effective October 1, 2001, the Funds have adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities. This change will have no impact on the net assets of the Funds. Prior to October 1, 2001 the Funds did not amortize premium on debt securities.

The cumulative effect of this accounting change resulted in a reduction in cost of investments and a corresponding increase in net unrealized appreciation/depreciation of $52,299, $19,200 and $22,895 for the Core Fixed Income Fund, the Core Plus Fixed Income Fund and the Intermediate Duration Fixed Income Fund, respectively, based on investments owned by the Funds on October 1, 2001.

The effect of this change for the period ended March 31, 2002, was to decrease net investment income by $21,844, $55,986 and $17,643; decrease net unrealized depreciation by $12,571, $27,944 and $5,629; and decrease net realized losses by $9,273, $28,042 and $12,014 for the Core Fixed Income Fund, the Core Plus Fixed Income Fund and the Intermediate Duration Fixed Income Fund, respectively. The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect the change in accounting principle.

8. SUBSEQUENT EVENT| Effective May 1, 2002, the name of Loomis Sayles Core Fixed Income Fund has changed to the Loomis Sayles Benchmark Core Bond Fund.



                                    [Graphic]
                         Loomis Sayles Investment Trust

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